                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   /x/

Filed by a Party other than the Registrant   /  /

Check the appropriate box:

/x/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Semele Group Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
       (5) Total fee paid:

           ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                               [SEMELE LETTERHEAD]

                             _____________ __, 2000

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of the Stockholders of Semele Group Inc. (the "Company") in lieu of the 1998 Annual Meeting, to be held at the Holiday Inn Select, 700 Main Street, Stamford, Connecticut, on Friday, February 17, 2000, at 10:00 a.m., local time.

         On December 22, 1999, the Company purchased 85% of the outstanding Capital Stock of Equis II Corporation from Gary D. Engle, James A. Coyne and certain trusts for the benefit of Mr. Engle's children. The purchase price was approximately $19.6 million. Equis II Corporation has a controlling interest in four Delaware business trusts: AFG Investment Trust A, AFG Investment Trust B, AFG Investment Trust C, and AFG Investment Trust D. Historically, the business of the trusts has been acquiring capital equipment and leasing it to third parties. More recently, the trusts have begun to invest in other assets, and intend to continue to do so. The Company has an option to purchase, and Messrs. Engle and Coyne and the Engle family trusts have an option to sell to the Company, the remaining 15% of Equis II. The purchase price for the remaining 15% is 510,000 shares of the Company's Common Stock.

         At the Meeting, stockholders of record as of January 10, 2000, will be asked to approve the issuance of 510,000 shares of the Company's Common Stock in the event that the purchase/sale option is exercised. At the Meeting, stockholders will also be asked to elect two directors of the Company. Details of all the proposals to be presented to the stockholders at the Meeting are contained in the enclosed Proxy Statement, which you are encouraged to read carefully.

         Whether or not you plan to attend the Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Meeting. If you attend the Meeting, you may vote in person, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of the Company's Board of Directors.

                                                     Sincerely,

                                                     SEMELE GROUP INC.

                                                     James A. Coyne
                                                     President and Chief
                                                     Operating Officer

                                SEMELE GROUP INC.
                              ONE CANTERBURY GREEN
                                201 BROAD STREET
                           STAMFORD, CONNECTICUT 06901
                                 (203) 363-0853

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            IN LIEU OF ANNUAL MEETING

To the Stockholders of Semele Group Inc.:

         Notice is hereby given that a Special Meeting of Stockholders of Semele Group Inc., a Delaware corporation, in lieu of Annual Meeting will be convened at the Holiday Inn Select, 700 Main Street, Stamford, Connecticut, on February 17, 2000, at 10:00 a.m., local time. All stockholders of the Company are entitled to attend the Meeting, which will be held for the following purposes:

1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders, or otherwise as provided in the Company's By-Laws;

2. To consider and vote upon a proposal to issue 510,000 shares of the Company's Common Stock in connection with the possible purchase by the Company of the remaining 15% of Equis II Corporation from Gary D. Engle, James A. Coyne and certain trusts for the benefit of Mr. Engle's children;

3. To concur in the selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 1999; and

4. To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on January 10, 2000, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. A list of these stockholders will be available for inspection at the Company's offices for at least ten days prior to the Meeting.

         A Proxy Statement and form of proxy are enclosed. Also enclosed are the Company's 1998 annual report on Form 10-KSB and its most recent quarterly report on Form 10-QSB. Whether or not you expect to attend the Meeting, it is important that you fill in, sign, date and mail in the proxy in the enclosed envelope so that your shares may be voted for you.

                                             By order of the Board of Directors:

                                             Craig D. Mills
                                             Secretary

                                TABLE OF CONTENTS

                                                                                                                   PAGE NO.

PRINCIPAL HOLDERS OF SEMELE COMMON STOCK..................................................................................6

MATTERS TO BE CONSIDERED BY STOCKHOLDERS..................................................................................8
   PROPOSAL 1:  ELECTION OF DIRECTORS.....................................................................................8
   Nominees...............................................................................................................8
   Continuing Directors...................................................................................................9
   Recommendation of the Board...........................................................................................10
   PROPOSAL 2:  TO CONSIDER AND VOTE UPON A PROPOSAL TO ISSUE 510,000 SHARES OF THE COMPANY'S COMMON STOCK IN
   CONNECTION WITH THE POSSIBLE PURCHASE BY THE COMPANY OF 15% OF EQUIS II CORPORATION...................................10
   What Stockholders are being Asked to Approve..........................................................................10
   The Transaction.......................................................................................................10
   Background; Reasons for the Transaction...............................................................................11
   Interests of Messrs. Engle and Coyne in the Transaction...............................................................12
   Voting Trust..........................................................................................................13
   Source of Funds.......................................................................................................13
   Investment Company Act................................................................................................14
   Related Transaction...................................................................................................15
   Opinion of Financial Advisor..........................................................................................15
   Representations and Warranties........................................................................................18
   Resale of Company Common Stock Issued in the Transaction; Registration Rights.........................................19
   Accounting Treatment..................................................................................................19
   Federal Income Tax Considerations.....................................................................................19
   Expenses and Fees.....................................................................................................21
   Regulatory Approvals..................................................................................................21
   Pro Forma Combined Financial Statements...............................................................................21
   Business of the Company...............................................................................................25
   Business of Equis II..................................................................................................26
   Equis II - Selected Financial Data....................................................................................27
   Equis II - Management's Discussion and Analysis of Financial Condition And Results of Operations......................28
   Consolidated Financial Statements of Equis II -December 31, 1998......................................................32
   Consolidated Financial Statements of Equis II -September 30, 1999.....................................................50
   Recommendation of the Board...........................................................................................63
   PROPOSAL 3:  SELECTION OF INDEPENDENT AUDITOR.........................................................................64
   Recommendation of the Board...........................................................................................64

EXECUTIVE OFFICERS.......................................................................................................64

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.........................................................................65
   Director Compensation.................................................................................................65
   Executive Compensation................................................................................................65
   Executive and Director Stock Option Plan..............................................................................68
   Certain Relationships and Related Transactions........................................................................68

STOCKHOLDER PROPOSALS....................................................................................................69

OTHER MATTERS............................................................................................................69


                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF STOCKHOLDERS OF
                                SEMELE GROUP INC.

                            IN LIEU OF ANNUAL MEETING
                             ________________, 2000

         This Proxy Statement is furnished to the holders of shares of the Common Stock, par value $.10, of Semele Group Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at a Special Meeting of Stockholders in lieu of Annual Meeting. The Meeting will be convened on February 17, 2000, at approximately 10:00 a.m., local time, and any adjournment or postponement of the Meeting will be announced at the Meeting. Copies of this Proxy Statement, and the enclosed form of proxy, were first sent or given to stockholders on or about ________________, 2000. Stockholders who wish to attend the Meeting should contact the Company at (203) 363-0853 so that arrangements can be made.

         Shares represented by properly executed proxies in the enclosed form received by the Board of Directors prior to the Meeting will be voted at the Meeting. Shares not represented by properly executed proxies will not be voted. If a stockholder specifies a choice with respect to any proposal to be acted upon, the shares represented by that proxy will be voted as specified. If a stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal to be acted upon, the shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendation of the Board of Directors as described in this Proxy Statement. A stockholder who signs and returns a proxy in the enclosed form may revoke it by:
(i) giving written notice of revocation to the Company before the proxy is voted at the Meeting; (ii) executing and delivering a later-dated proxy before the proxy is voted at the Meeting; or (iii) attending the Meeting and voting the shares in person. Merely attending the meeting will not be sufficient to revoke a proxy.

         The Company will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Company's directors and officers and by employees of Equis Financial Group Limited Partnership, which provides administrative services to the Company. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of proxies and proxy material to the beneficial owners of the Common Stock held of record by those persons, and the Company may reimburse those custodians, nominees and fiduciaries for their expenses in so doing. Further, the Company has retained the services of Corporate Investor Communications, Inc., to assist in the solicitation of proxies for the Meeting at a fee payable by the Company of $5,000, plus expenses.

         The close of business on January 10, 2000, has been fixed as the date for determining those stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). At the Record Date, the Company had 1,189,788 shares outstanding, each of which entitles the holder to one vote at the Meeting. Only stockholders of record at the Record Date will be entitled to vote at the Meeting. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum. For the proposal to elect directors, the two nominees receiving the greatest number of votes cast by holders of the Company's Common Stock present in person or by proxy at the Meeting and entitled to vote will be elected as directors of the Company. Each of the remaining proposals requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the matter. Abstentions, withheld votes and broker non-votes (i.e., shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary authority) will be counted in calculating the number of shares present in person or by proxy at the Meeting for purposes of establishing a quorum for the transaction of business. Abstentions will be counted in calculating the number of shares entitled to vote on a matter, whereas broker non-votes will be excluded.

                    PRINCIPAL HOLDERS OF SEMELE COMMON STOCK

         The following table sets forth certain information regarding beneficial owners of Common Stock at the Record Date by: (i) each person or entity who is known by the Company to own more than 5% of the Common Stock (together with such person's address); (ii) each director and each executive officer of the Company named in the executive compensation table; and (iii) all current directors and officers as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of Common Stock that are not outstanding but may be acquired by that person or entity upon exercise of all options and warrants exercisable by that person or entity within 60 days of the Record Date. However, those shares of Common Stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person or entity.


                                                                                           Percent of
Name of Person or Entity                                Number of Shares                  Total Shares
------------------------                                ----------------                  ------------
AFG Hato Arrow Limited Partnership                          198,700 (1)                        16.7%
AFG Dove Arrow Limited Partnership
AIP/Larkfield Limited Partnership
c/o Equis Financial Group
88 Broad Street
Boston, Massachusetts  02110

Gary D. Engle, Chairman, Chief Executive                    255,706 (2)                        21.5%
Officer, Director

James A. Coyne, President, Chief Operating                   58,905 (3)                         5%
Officer, Director

Walter E. Auch, Sr., Director                                 6,600 (4)                  Less than 1%

Joseph W. Bartlett, Director                                  5,000 (4)                  Less than 1%

Robert M. Ungerleider, Director                               5,000 (4)                  Less than 1%

All Directors and Officers of the Company                   331,811                           27.5%
as   a group (seven persons)


(1) Based upon reports filed with the Securities and Exchange Commission (the "SEC") by certain affiliates of Equis Financial Group Limited Partnership ("EFG") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), indicating ownership of 5% or more of the outstanding Common Stock. At the Record
         Date: (i) AFG Hato Arrow Limited Partnership owns 63,544 shares, amounting to 5.37% of the outstanding Common Stock; (ii) AFG Dove Arrow Limited Partnership owns 61,673 shares, amounting to 5.22% of the outstanding Common Stock; and (iii) AIP/Larkfield Limited Partnership owns 73,483 shares, amounting to 6.21% of the outstanding Common Stock. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company, has effective control over the operation of each of these limited partnerships.

(2) Includes 1,100 shares owned directly and 55,906 shares owned by the trustee of a rabbi trust for the benefit of Mr. Engle over which Mr. Engle has voting control. The shares held by such trustee represent salary deferred by Mr. Engle through the Record Date pursuant to the Company's Incentive Compensation Plan. Because Mr. Engle has effective control over AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership, he is also deemed to beneficially own the 198,700 shares owned by those partnerships.

(3) Includes 3,000 shares owned directly and 55,905 shares owned by the trustee of a rabbi trust for the benefit of Mr. Coyne over which Mr. Coyne has voting control. The shares held by such trustee represent salary deferred by Mr. Coyne through the Record Date pursuant to the Company's Incentive Compensation Plan.

(4) Includes 5,000 shares underlying currently-exercisable options granted under the Company's 1994 Executive and Director Stock Option Plan.

         The Company is not aware of any other person who, alone or as part of a group, beneficially owns more than 5% of the outstanding shares of Common Stock at the Record Date. The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the SEC and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, directors and greater than 10% stockholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

         To the Company's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during 1998 and 1999.

                    MATTERS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL 1:  ELECTION OF DIRECTORS

         Two individuals will be elected at the Meeting to serve as directors of the Company for a three-year term expiring at the 2002 Annual Meeting. The nominees for the class whose term will expire at the 2002 Annual Meeting are Joseph W. Bartlett and Robert M. Ungerleider, both of whom are being nominated for re-election. Unless instructions to the contrary are given, the persons named as proxy voters in the enclosed proxy, or their substitutes, will vote for Mr. Bartlett and Mr. Ungerleider for director with respect to all proxies received by the Company. If a nominee should become unavailable for any reason, the votes for that nominee will be cast for a substitute nominee designated by the Board of Directors. The directors have no reason to believe that Mr. Bartlett or Mr. Ungerleider will be unable to serve if elected.

NOMINEES.

         The nominees for director are as follows:


                                    Year During Which
                                    Individual First
Name                     Age        Became a Director     Other Principal Occupation(s) During Past 5 Years
----                     ---        -----------------     -------------------------------------------------

Joseph W. Bartlett       66                1997           Mr. Bartlett has been a partner in the law firm
                                                          of Morrison & Foerster LLP since March 1996.
                                                          From July 1991 until March 1996 he was a partner
                                                          in the law firm of Mayer, Brown & Platt.  Mr.
                                                          Bartlett is also a director of Cyrk, Inc., which
                                                          designs, manufactures and distributes products
                                                          for promotional programs and custom-designed
                                                          sports apparel and accessories.

Robert M.                58       1987                    Mr. Ungerleider is of counsel to the law firm of
  Ungerleider                                             Lane Felcher Kurlander & Fox.  Mr. Ungerleider
                                                          has founded, developed and sold a number of
                                                          startup ventures including Verifone Finance, an
                                                          equipment leasing company, Smartpage, a paging
                                                          service company, and Financial Risk Underwriting
                                                          Agency, Inc., an insurance firm specializing in
                                                          financial guarantee transactions.  Prior to that,
                                                          Mr. Ungerleider practiced real estate and
                                                          corporate law in New York City for ten years.
                                                          Mr. Ungerleider is also a director of Legend
                                                          Properties, Inc. (f/k/a Banyan Mortgage
                                                          Investment Fund).


CONTINUING DIRECTORS.

             The continuing directors of the Company are as follows:


                                     Year During Which
                                     Individual First
Name                      Age        Became a Director    Other Principal Occupation(s) During Past 5 Years
----                      ---        -----------------    -------------------------------------------------

Walter E. Auch, Sr.       76               1987           Prior to retiring, Mr. Auch was the Chairman and
                                                          Chief Executive Officer of the Chicago Board
                                                          Options Exchange.  Prior to that time, Mr. Auch
                                                          was Executive Vice President, director and a
                                                          member of the executive committee of
                                                          PaineWebber.  Mr. Auch is a director of Pimco
                                                          Advisors L.P., Smith Barney Concert Series Funds,
                                                          Smith Barney Trak Fund, The Brinson Partners
                                                          Funds and Nicholas Applegate Funds.  He is also a
                                                          trustee of Hillsdale College and the Arizona
                                                          Heart Institute.  Mr. Auch is also a trustee of
                                                          Banyan Strategic Realty Trust and a director of
                                                          Legend Properties, Inc. (f/k/a Banyan Mortgage
                                                          Investment Fund).  Mr. Auch's term expires at the
                                                          2000 Annual Meeting.

James A. Coyne            39               1997           Mr. Coyne has been President and Chief Operating
                                                          Officer of the Company since 1997.  Mr. Coyne is
                                                          Executive Vice President/Capital Markets of Equis
                                                          Corporation, the general partner of EFG, and is
                                                          also Vice President of AFG Realty Inc., an
                                                          affiliate of EFG.  He is responsible for EFG's
                                                          real estate activities in both the United States
                                                          and Australia.  Mr. Coyne joined EFG in 1989,
                                                          remained until May 1993, and rejoined EFG in
                                                          November 1994.  From 1993 through November 1994
                                                          he was with the Raymond Company, a private
                                                          investment firm, where he was responsible for
                                                          obtaining financing for corporate and real estate
                                                          acquisitions.  Mr. Coyne's term expires at the
                                                          2001 Annual Meeting.

Gary D. Engle             51               1997           Mr. Engle has been Chairman and Chief Executive
                                                          Officer of the Company since November 1997.  Mr.
                                                          Engle is President and Chief Executive Officer of
                                                          EFG, which he joined in 1990 as Executive Vice
                                                          President.  Mr. Engle purchased a controlling
                                                          interest in EFG in December 1994.  He is also
                                                          President of AFG Realty, Inc.  From 1987 to 1990,
                                                          Mr. Engle was a principal and co-founder of Cobb
                                                          Partners Development, Inc., a real estate and
                                                          mortgage banking company, with principal offices
                                                          in Florida.  From 1980 to 1987, Mr. Engle served
                                                          in various capacities with Arvida Disney Company,
                                                          a large-scale community real estate development
                                                          company owned by the Walt Disney Company with
                                                          real estate development projects worldwide.  Mr.
                                                          Engle's term expires at the 2000 Annual Meeting.


         The Board is required to meet at least four times each year either in person or by telephonic conference. The Board met five times in 1998. The directors have established a compensation committee, which is composed of Messrs. Bartlett and Ungerleider and which met two times during 1998, and an audit committee, which is composed of Messrs. Auch, Bartlett and Ungerleider and which met once during 1998. The directors have not established a nominating committee or other committee performing a similar function.

RECOMMENDATION OF THE BOARD.

         The Board hereby recommends and nominates the following nominees for election as a director of the Company by the stockholders at the Meeting to serve until the 2002 Annual Meeting of Stockholders: Joseph W. Bartlett and Robert M. Ungerleider.

         VOTE REQUIRED.    The two nominees receiving the highest vote totals
will be elected as directors of the Company.

PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO ISSUE 510,000 SHARES OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE POSSIBLE PURCHASE BY THE COMPANY OF 15% OF EQUIS II CORPORATION.

WHAT STOCKHOLDERS ARE BEING ASKED TO APPROVE.

         The Company is seeking stockholder approval of the issuance and delivery of 510,000 shares of Common Stock of the Company to Gary D. Engle, James A. Coyne and certain trusts for the benefit of Mr. Engle's children in order to satisfy the requirements of the National Association of Securities Dealers (the "NASD") for continued listing of the Company's Common Stock on the Nasdaq Small-Cap Market. In particular, under rules promulgated by the NASD, the Company is required to seek stockholder approval prior to issuing shares in connection with the acquisition of the stock of another company if any director, officer or substantial stockholder of the Company has a 5% or greater interest (or these persons collectively have a 10% or greater interest) in the company to be acquired. As described more fully below, the Company acquired 85% of Equis II Corporation ("Equis II") on December 22, l999, for approximately $19.6 million, paid by the issuance of promissory notes, and may acquire the remaining 15% for a purchase price of 510,000 shares of the Company's Common Stock if the Company or the selling Equis II stockholders exercise a purchase/sale option. Messrs. Engle and Coyne are each directors and officers of the Company, and Mr. Engle beneficially owns a substantial interest in the Company. Messrs. Engle and Coyne also have a 5% or greater interest in Equis II. Thus, stockholder approval is required before the Company can issue the 510,000 shares of Common Stock that is the purchase price for the remaining 15% of Equis II.

THE TRANSACTION.

         On December 22, 1999, the Company purchased 85% of the stock of Equis II, a Delaware corporation, for approximately $19.6 million. The Company paid the entire purchase price by issuing promissory notes to the selling stockholders. Prior to the purchase, Equis II was owned entirely by Gary D. Engle, James A. Coyne and certain trusts for the benefit of Mr. Engle's children for which Mr. Engle's brother serves as trustee. Messrs. Engle and Coyne and the Engle family trusts continue to own the remaining 15% of Equis II. In connection with the purchase, the Company entered into an agreement with Messrs. Engle and Coyne and the Engle family trusts, which gives the Company the right to purchase, and gives these stockholders the right to sell to the Company, the remaining 15% of Equis II for 510,000 shares of the Company's Common Stock. A special committee of the Board of Directors of the Company, consisting of Messrs. Auch, Bartlett and Ungerleider, the Company's independent directors, unanimously approved the purchase by the Company of 85% of Equis II and the agreement regarding the purchase of the remaining 15%.

         The purchase/sale option agreement's rights can only be exercised if stockholder approval for payment in shares is obtained. If stockholder approval is not obtained before December 31, 2000, the agreement terminates. If stockholder approval for payment in shares is obtained at the Meeting, the rights can be exercised until February 17, 2001. At September 30, 1999, and at the Record Date, 510,000 shares of Common Stock of the Company had a value of $2,773,125 and $2,836,875, respectively, based on a closing price of $5.4375 per share and $5.5625 per share, respectively, on the Nasdaq Small-Cap Market, where the Company's Common Stock is traded. The high and low sales prices for a share of Common Stock of the Company on the Nasdaq Small-Cap Market on December 16, 1999, the day preceding public announcement of the agreement to purchase 85% of Equis II and the potential purchase of the 15% balance, were both $5.5625.

         Equis II has an interest in four Delaware business trusts, consisting of (i) 100% ownership of a Delaware corporation that is the Managing Trustee of the four trusts and (ii) 99% of the Class B Subordinated Beneficiary Interests of each of the trusts, comprising approximately 62% of the voting interests of each of the trusts. The special committee of the Board also approved acquisition by the Company on November 18, 1999, of an additional interest in each of the trusts, known as the Special Beneficiary Interest, from Equis Financial Group Limited Partnership ("EFG"), which is controlled by Mr. Engle. See "Related Transaction." Two of the trusts have scheduled termination dates of December 31, 2003, one of the trusts has a scheduled termination date of December 31, 2004, and one of the trusts has a scheduled termination date of December 31, 2006. The shares of the Managing Trustee and the Class B Interests owned by Equis II are subject to a voting trust, which gives Mr. Engle, who is the trustee of the voting trust, the right to vote the Class B Interests and the shares of the Managing Trustee owned by Equis II. See "Voting Trust." Historically, the business of the trusts has been acquiring capital equipment and leasing it to third parties. More recently, the trusts have begun to invest in other assets, and intend to continue to do so. For example, the trusts have acquired interests in companies that own developed and undeveloped real estate, and one of the trusts has an indirect interest, through AFG Hato Arrow Limited Partnership, in 20,969 shares of Common Stock of the Company and through the same partnership has an indirect interest in a portion of a note from the Company that aggregates $4,419,500, of which the trust's portion is $462,353. See "Business of Equis II - The Trusts." The four trusts are public reporting companies, filing quarterly and annual reports with the Securities and Exchange Commission. At September 30, 1999, the assets of the four trusts totaled approximately $166 million offset by indebtedness and other liabilities totaling approximately $72 million.

BACKGROUND; REASONS FOR THE TRANSACTION.

         The purpose of the purchase of 85% Equis II was to provide the Company with access to additional capital, to diversify the Company's asset base and to provide it with a larger asset base over which it could amortize its fixed costs. The purchase of the remaining 15% would enhance these objectives.

         Management was concerned that too much of the Company's capital was concentrated on one or two assets. For example, of the approximately $36 million of assets shown on the Company's balance sheet at September 30, 1999, the Rancho Malibu property accounted for approximately $10 million, or approximately 28% of those assets. Because the Company had limited capital available for new investments (approximately $5 million at September 30, 1999), it could only make a series of small investments or possibly one significant investment. Management believed that making a series of small investments has not efficient, because the management attention necessary to manage a number of small investments (and therefore the cost) is far greater than if the Company were to make a single investment. Management also believed, however, that committing most of the Company's available resources to one investment was not consistent with the Company's goal of diversifying its asset base. Equis II, through its investment in the four business trusts, has an interest in a number of different assets. Thus, the Board believed that the Equis II purchase would help to diversify the Company's asset base. The trusts also have significant cash available for investment. Management anticipates that the Company will be able to make joint investments with the trusts, thereby increasing the size and number of the Company's assets. The Board believed that the Company would have to issue a significant number of new equity securities in order to raise the additional capital that it would need to achieve the same result. There was no assurance that the Company could raise this additional capital. Further, the Company's ability to use its net operating loss carryforwards could be negatively impacted if a significant number of new equity securities were issued. As of December 31, 1998, the Company's net operating loss carryforward was approximately $84 million.

         Because Equis II was owned primarily by Messrs. Engle and Coyne and was controlled by Mr. Engle, the Company's Board formed a special committee consisting of its independent directors to consider the acquisition of Equis II and the related acquisition of the Special Beneficiary Interests in the four business trusts (see "Related Transaction"). The special committee retained counsel, Shefsky & Froelich Ltd., and a financial adviser, Josephthal & Co. Inc. ("Josephthal"), to assist it in evaluating the transaction. The special committee, which met several times from June through December 1999, evaluated management's objective to diversify the Company's asset base and spread its fixed costs over more assets, and considered management's belief that in order for the Company to derive a benefit from its net operating loss carryforward, it would require additional capital. The committee noted that raising a meaningful amount of capital through the issuance of stock was unlikely, because such an issuance would restrict the ability of the Company to use its net operating loss carryforward. The committee reviewed other acquisitions that management had actively pursued during 1998 and 1999.

The Company acting alone had been able to complete only one of the potential acquisitions, however, because of the Company's limited capital and the significant costs that it expected to incur in the future on its Rancho Malibu project. The committee reviewed the acquisitions during 1998 and 1999 that the Company did complete and noted that the Kettle Valley and Kirkwood acquisitions in 1999 were made in joint ventures with the four Delaware business trusts in which Equis II has an interest and that the Ariston acquisition in 1998, in which the Company acted alone, was acquired with significant seller financing.

         The special committee also consulted with its counsel and with Josephthal. Josephthal delivered an opinion to the committee regarding the fairness of the acquisition of Equis II and the related acquisition the Special Beneficiary Interests in the four business trusts, which is attached as Appendix A to this Proxy Statement (see "Opinion of Financial Advisor"). Shefsky & Froelich delivered an opinion to the committee regarding certain tax matters in connection with the acquisition. Based upon its review of the documents referred to in its opinion, the representations of the Board of Directors of the Company regarding the business purposes of the acquisition and subject to the qualifications and exceptions set forth in its opinion, it is the opinion of Shefsky & Froelich that it is more likely than not that the acquisition of Equis II will not, in itself, cause the Company to be limited in the use of its net operating loss carryforwards under Section 382 of the Internal Revenue Code.

INTERESTS OF MESSRS. ENGLE AND COYNE IN THE TRANSACTION.

         The purchase price for 85% of the stock of Equis II was allocated among the selling Equis II stockholders in proportion to their ownership interest in 85% of Equis II, as follows:


                                                        Principal Amount of
                      Name                               Promissory Notes
                      ----                               ----------------

Gary D. Engle                                              $11,033,447

James A. Coyne                                               6,593,953

Wayne Ellis Engle, Trustee Staci                               489,650
  Albury Trust u/i/t dated July 21, 1998 (1)

Wayne Ellis Engle, Trustee, Kristen                            489,650
  Engle Trust u/i/t dated July 21, 1998 (1)

Wayne Ellis Engle, Trustee, Sydney                             489,650
  Peyton Engle Trust u/i/t dated July 21, 1998
(1)

Wayne Ellis Engle, Trustee, Zoe P.                             489,650
  Engle Trust u/i/t dated July 21, 1998 (1)                -----------

                          TOTAL                            $19,586,000
                                                           -----------
                                                           -----------


(i) Wayne Ellis Engle is Gary D. Engle's brother, and each trust is for the benefit of one of the children of Gary D. Engle.

         Assuming exercise of the purchase/sale option for the remaining 15% of Equis II, the 510,000 shares of Common Stock of the Company will be distributed to the selling Equis II stockholders in proportion to their ownership interest in 15% of Equis II, as follows:


                                                                Shares of Semele
                          Name                                    Common Stock
                          ----                                    ------------

Gary D. Engle                                                        287,300

James A. Coyne                                                       171,700

Wayne Ellis Engle, Trustee Staci                                      12,750
  Albury Trust u/i/t dated July 21, 1998 (1)

Wayne Ellis Engle, Trustee, Kristen                                   12,750
  Engle Trust u/i/t dated July 21, 1998 (1)

Wayne Ellis Engle, Trustee, Sydney                                    12,750
  Peyton Engle Trust u/i/t dated July 21, 1998 (1)

Wayne Ellis Engle, Trustee, Zoe P.                                    12,750
  Engle Trust u/i/t dated July 21, 1998 (1)                          -------

                              TOTAL                                  510,000
                                                                     -------
                                                                     -------


(1) Wayne Ellis Engle is Gary D. Engle's brother, and each trust is for the benefit of one of the children of Gary D. Engle.

         If the Company purchases the 15% balance of Equis II, Mr. Engle will own or otherwise control approximately 35% of the Company's Common Stock, and Mr. Coyne will own approximately 13.6% of the Company's Common Stock, following the closing of that purchase based on their ownership of shares on the Record Date.

VOTING TRUST.

         The interests owned by Equis II in the four Delaware business trusts are subject to a voting trust dated December 16, 1999, of which Gary D. Engle is the sole trustee. The voting trust gives Mr. Engle the authority to vote all the Class B Subordinated Beneficiary Interests owned by Equis II, which represent approximately 62% of the outstanding voting beneficial interests in each trust. The voting trust also gives Mr. Engle the authority to vote all the shares of AFG ASIT Corporation, the Managing Trustee of each of the trusts, which are owned by Equis II. As a result, although Equis II (and indirectly the Company) owns a controlling interest in each of the trusts, Mr. Engle has voting control on most matters which require the consent of the beneficiaries of the trusts (see "Business of Equis II - Legal Proceedings"), and he has management control of each of the trusts through his voting control of AFG ASIT Corporation.

         The voting trust may be terminated at any time by the agreement of Equis II and Mr. Engle and will automatically terminate when approximately $19.6 million of promissory notes delivered by the Company in connection with the purchase of 85% of Equis II have been paid in full. The voting trust will also automatically terminate if Mr. Engle ceases to be trustee of the voting trust for any reason.

SOURCE OF FUNDS.

         The Company purchased 85% of the outstanding Common Stock of Equis II by delivering promissory notes to the selling Equis II stockholders having a total principal value of $19,586,000. In connection with the acquisition, Messrs. Engle and Coyne delivered back to the Company, and the Company canceled, the options that each of them owned to purchase 40,000 shares of Common Stock of the Company at an exercise price of $9.25 per share that were granted to them on December 30, 1997. Of the $19,586,000 of notes, notes having an aggregate principal amount of $14,600,000 mature on October 31, 2005, and bear interest at the annual rate of 7%, of which 3% is due and payable on a current quarterly basis and 4% accrues to the maturity date. Principal payments of $3,600,000, $4,000,000, $4,000,000 and $3,000,000 are due and payable on May 31, 2000,
October 31, 2002, May 31, 2003, and the maturity date, respectively. The $14,600,000 of notes are prepayable without penalty. The Company anticipates using distributions that it receives from Equis II's interests in the four Delaware business trusts to pay the principal and interest due. The Company believes, based on estimates of cash flows prepared by management, that these distributions will be sufficient to pay this principal and interest and ultimately to provide the Company with additional capital to make new investments. If these distributions are insufficient to pay principal and interest, the Company will have to consider other alternatives.

         The balance of the promissory notes issued to the Equis II stockholders in connection with the purchase of 85% of Equis II, which have a total principal value of $4,986,000, have terms identical to the terms of promissory notes payable by Messrs. Engle and Coyne to Equis II ($1,901,000) and to Old North Capital Limited Partnership ($3,085,000). The Company, through its subsidiary Ariston Corporation, has a 98% limited partnership interest in Old North Capital Limited Partnership. Of the $4,986,000 of promissory notes issued by the Company to the selling Equis II stockholders, promissory notes having a total principal value of $1,901,000 have terms identical to promissory notes payable to Equis II from Messrs. Engle ($1,262,264) and Coyne ($638,736). These notes bear interest at the annual rate of 7.5% payable quarterly, and all outstanding principal and interest is due on August 8, 2007. The $3,085,000 balance of the promissory notes issued by the Company to the selling Equis II stockholders have terms identical to a promissory note payable to Old North Capital Limited Partnership from Messrs. Engle ($2,048,440) and Coyne ($1,036,560), which bears interest at the annual rate of 11.5% and is payable on demand. The Company intends to make the payments on the $4,986,000 of promissory notes from the proceeds of payments made by Messrs. Engle and Coyne on their indebtedness to Equis II and Old North Capital Limited Partnership. If either individual fails to make timely payments, the Company will be relieved of its obligations on the $4,986,000 of notes until the default is cured.

         The $19,586,000 of promissory notes are general obligations of the Company secured by a pledge to the selling Equis II stockholders of the shares of Equis II owned by the Company. In the case of the $14,600,000 of promissory notes, those notes issued to Mr. Engle and to the Engle family trusts are immediately due and payable if Mr. Engle ceases to be the Chief Executive Officer and a director of the Company, except if he resigns voluntarily or is terminated for cause, and those notes issued to Mr. Coyne are immediately due and payable if Mr. Coyne ceases to be the President and a director of the Company, except if he resigns voluntarily or is terminated for cause, as cause is defined in his employment agreement with the Company. See "Compensation of Directors and Executive Officers - Executive Compensation."

         The Company may in the future purchase the 15% of the outstanding Common Stock of Equis II that it does not currently own by issuing 510,000 shares of Common Stock of the Company to the selling Equis II stockholders in payment for the 15% balance, but only if stockholder approval for payment in shares is obtained. The Company is seeking this approval at the Meeting. If stockholder approval is not obtained before December 31, 2000, the put and call agreement with respect to the purchase of the 15% balance terminates.

INVESTMENT COMPANY ACT.

         Following the Company's acquisition of 85% of Equis II, the Company's interest in Equis II represents more than 40% of the value of the Company's total assets on an unconsolidated basis (excluding cash). Moreover, as long as the voting trust discussed above remains in effect, the Company's interest in Equis II constitutes "investment securities" within the meaning of the Investment Company Act of l940, and the Company falls within the definition of an investment company under that Act. As a result, absent an exemption or a change in the composition of the Company's assets, the Company would be required to register with the Securities and Exchange Commission as an investment company and be subject to a variety of procedural and substantive restrictions with respect to its operations. There are, however, provisions under the Investment Company Act and the related regulations that are designed to address circumstances in which a company falls within the statutory definition of an investment company but reasonably expects to be excluded from the definition in the future. Companies in this position generally have a one-year grace period before they become subject to the Act. The Company does not intend to be an investment company and accordingly will, as soon as is reasonably possible, rearrange its business activities so as not to be within the definition of an investment company under the Investment Company Act.

         One way for the Company to rearrange its business activities so as not to be within the definition of an investment company would be for it to terminate the voting trust and take control of the business of the trusts. To terminate the voting trust, Mr. Engle and Equis II would have to agree to the termination or the Company would have to pay in full the $19,586,000 of promissory notes delivered by the Company in connection with the purchase of 85% of Equis II. Alternatively, the Company could acquire one or more other companies that the Company would actively manage, or it could directly purchase additional assets that were not deemed to be investment securities. The acquired companies or assets would have to add aggregate assets of approximately $19 million to the Company's balance sheet as of September 30, 1999, and any acquired company could not itself be an investment company.

RELATED TRANSACTION.

         On November 18, 1999, the Company purchased from EFG, which is controlled by Gary D. Engle, the Special Beneficiary Interests in the four Delaware business trusts. The Special Beneficiary Interests represent an 8.25% ownership interest in all cash available for distribution by the trusts. The purchase price paid by the Company was $9,652,500, which was paid by delivery to EFG of a promissory note. The note has a 10-year term and bears interest at the annual rate of 7%. Prior to the maturity date of the note, interest and principal are payable only out of, and to the extent of, distributions of cash received by the Company from the trusts on account of the Special Beneficiary Interests. If the total amount of distributions to the Company exceed $1,000,000 in any calendar quarter, however, the Company can retain the amount in excess of $1,000,000, subject to an aggregate cap of $1,100,000 on excess amounts retained over the life of the loan. Payments of interest and principal are due within 15 days of receipt by the Company of the applicable trust distribution. In no event will the total amount of principal and interest payable to EFG during the term of the note exceed the total amount of cash distributions received by the Company from the trusts on account of the Special Beneficiary Interests. Accordingly, the note will be retired at maturity even if the cash distributions received by the Company during the term of the note are not sufficient to pay the total amount of principal and interest payable to EFG under the note.

         The $9,652,500 promissory note is secured by a pledge to EFG of the Special Beneficiary Interests purchased by the Company. The note is immediately due and payable if Mr. Engle ceases to be the Chief Executive Officer and a director of the Company, except if he resigns voluntarily or is terminated for cause as defined in his employment agreement with the Company. See "Compensation of Directors and Executive Officers - Executive Compensation."

OPINION OF FINANCIAL ADVISOR.

         On September 1, 1998, the Company retained Josephthal to act as its financial advisor in connection with evaluating the purchase of the entire equity interest in Equis II and the Special Beneficiary Interests in the four trusts and opine on the fairness from a financial point of view to the Company of the consideration to be paid by the Company. Josephthal delivered its initial written opinion to the Board that, as of September 22, 1999, the consideration to be paid by the Company to acquire Equis II and the Special Beneficiary Interests is fair to the Company from a financial point of view. On December 16, 1999, Josephthal delivered an updated opinion confirming the fairness of the transaction. The full text of the Opinion, which contains a description of the assumptions and qualifications made and matters considered, is attached as Appendix A to this Proxy Statement. The Company's stockholders are urged to read the Opinion in its entirety. Josephthal's Opinion is directed only to the fairness from a financial point of view as of the date of each Opinion of the transactions to the Company and does not constitute a recommendation to any stockholder of the Company as to how a stockholder should vote at the Meeting on the issuance of Common Stock of the Company in connection with the purchase of the stock of Equis II.

         Josephthal was not requested to, and did not, express any opinion as to the ability of the Company or its management to successfully realize the benefits that the Company believes will result from the two acquisitions nor does Josephthal's Opinion address the likelihood or timing of distributions from the trusts, the adequacy of funds or the availability of financing. Also, Josephthal makes no representations as to the Company's or Equis II's use of proceeds or as to any issues of fairness with respect to Equis II or its stockholders. Josephthal does not provide legal, tax or accounting services or render such advice.

         In conducting its analyses and arriving at its Opinion, Josephthal reviewed such materials and considered such financial and other factors as it deemed relevant under the circumstances, including, among others, the following:
(i) certain historical financial, operating and other data that were publicly available or were furnished to Josephthal by the Company regarding the two acquisitions including, but not limited to: (a) projections and consolidated financials prepared by management; (b) Form 10-KSB for the year ended 12/31/98 and Form 10-QSB for the periods ended 3/31/99, 6/30/99 and 9/30/99 for the Company; Offering Prospectus dated 6/10/97, Form 10-K for the year ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for
AFG Investment Trust A; Offering Prospectus dated 6/10/97, Form 10-K for the year ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for AFG Investment Trust B; Offering Prospectus dated 6/10/97, Form 10-K for the year ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for AFG Investment Trust C; and Offering Prospectus dated 6/10/97, Form 10-K for the period ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for AFG Investment Trust D; and the financial statements for the year ended 12/31/98 and the for the periods ended 3/31/99, 6/30/99 and 9/30/99 for Equis II; (c) internally generated operating reports prepared by management of Equis II and the Company; (ii) publicly available financial, operating and stock market data for companies engaged in business deemed comparable to the Company and Equis II; (iii) real estate and equipment valuations prepared by management of Equis II and the Company for each of the assets; (iv)

Acquisition Credit Agreement among Equis II and Fleet Bank dated July 17, 1997, as amended; (v) promotional brochures and other descriptive material including projections and a limited appraisal report prepared by a third-party appraiser dated June 21, 1999, for Kettle Valley; (vi) an August 1, 1997, appraisal conducted by a third-party appraiser of the Boeing 767-300ER plane owned by AFG Investment Trusts C and D related to the Kettle Valley real estate project;
(vii) Financing Request Memorandum including business plan, industry information and projections for Kirkwood Associates, Inc., prepared by EFG and others;
(viii) Operating Agreement of EFG/Kirkwood Capital LLC as of May 1, 1999; (ix) the audited financial statements for the year ended April 30, 1999, for Kirkwood Associates Inc. and Subsidiary prepared by its independent accountants; and (x) such other factors as Josephthal deemed appropriate. Josephthal has met with senior officers of the Company and Equis II to discuss the prospects for the Company, both pre and post the acquisitions, and such other matters as Josephthal believed relevant. The Opinion was necessarily based on economic, financial and market conditions as they existed and could be evaluated as of the dates of each Opinion.

         In connection with its review and analyses and in arriving at the Opinion, Josephthal has assumed and relied upon the accuracy and completeness of the financial and other information provided to it or which is public, and has not attempted to verify independently any such information. Josephthal has relied solely on the information and estimates provided by management of the Company and Equis II and has neither made nor obtained any independent appraisals of any properties, other assets or facilities of Equis II and/or the Company. With respect to certain financial information, including financial analyses and projections, relating to the business or prospects of Equis II and/or the Company provided to Josephthal by management of the Company and Equis II, Josephthal has assumed that the financial information has been reasonably prepared and that the financial projections present management's best currently available estimates and judgments as to the future financial performance of Equis II. Further, the Company has represented and warranted to Josephthal the accuracy and completeness of the information it provided to Josephthal. Josephthal was not requested to, nor did it, inspect any of the assets of the Company and/or Equis II.

         In connection with preparing and rendering the Opinion, Josephthal performed a variety of valuation, financial and comparative analyses. The summary of such analyses, as set forth below, does not purport to be a complete description of the analyses underlying the Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to summary description. Josephthal believes that its analyses must be considered as a whole, and that selecting portions of its analyses and the factors considered by it, without considering all such factors and analyses, could create an incomplete view of the processes underlying the Opinion. Moreover, the estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Accordingly, such estimates are inherently subject to substantial uncertainties.

         In evaluating the fairness of the consideration to be paid by the Company in acquiring all of the outstanding capital stock of Equis II, Josephthal began by evaluating the fair market value of Equis II and then, using this value, imputing a value to the shares of the Company's Common Stock to be issued in the acquisition. Josephthal then compared this imputed value to the values for the shares derived from three different approaches to value, all described below. To arrive at an imputed value for the 510,000 shares of Common Stock of the Company issuable on exercise of the purchase/sale option, Josephthal subtracted from the value of Equis II the aggregate principal amount of notes totaling approximately $19.6 million issuable in the transaction. Subtracting notes totaling approximately $19.6 million, Josephthal arrived at a range of imputed values for the 510,000 shares of the Company's Common Stock.

         Josephthal estimated values for the Company and Equis II using various techniques, including (1) projecting proceeds that would be generated in an orderly liquidation of the entity's assets; (2) analyzing the trading prices of publicly-traded companies deemed comparable to each entity; (3) evaluating valuation multiples of transactions completed by publicly-traded companies deemed comparable to the proposed transaction; and (4) performing discounted cash flow analyses for Equis II.

         (i) LIQUIDATION ANALYSIS. Josephthal first analyzed the value of the Company by estimating the net proceeds that might be realized from an orderly liquidation of the Company's assets. To do so, Josephthal separately analyzed the value of the Company's four assets; Rancho Malibu, Ariston, Kettle Valley and Kirkwood. In each case Josephthal reviewed and relied on management projections to estimate net proceeds for each asset, or in the case of Ariston, the underlying assets owned by Ariston. In the case of Rancho Malibu, Josephthal estimated that after completing zoning and entitlements, the Company would sell a total of 44 homes over time periods ranging from 6.25 to 9.25 years. Josephthal then discounted the net cash flows generated from these home sales using discount rates ranging from 15% to 25%. To estimate the value of

Ariston, Josephthal reviewed and relied on management projections estimating net proceeds from the sale of Ariston's underlying assets comprised of a 99% interest as a limited partner in a partnership owning a diversified pool of lease contracts and a 98% interest as a limited partner in a limited partnership which owns interests in equipment leases and real estate. Management projected that the sale process would take approximately five years. With respect to the Company's interests in Kettle Valley and Kirkwood, Josephthal evaluated management projections of the cash flows to the Company from each investment and discounted these cash flows at various discount rates. For Kettle Valley, Josephthal assumed that the Canadian dollar was worth US $.67 based on the exchange rate at the time of valuation. In the case of Kirkwood, Josephthal estimated that the value of the Company's interest in this asset was equal to the amount that the Company invested in the project in May 1999. Josephthal attributed no value to the Company's net operating loss carryforwards in its analysis of liquidation value. After adding the Company's cash per share to, and subtracting outstanding liabilities per share from, the individual asset values, Josephthal estimated that the Company's liquidation value ranged from $5.54 per share to $8.46 per share (an average of $7.00) or approximately $6.5 million to approximately $10.0 million. The liquidation analysis did not include an estimate of transaction or liquidation costs or the cost of maintaining the Company through the liquidation process. All of the costs would further reduce the Company's estimated value on liquidation.

         Josephthal also estimated a liquidation value of Equis II in a similar fashion. In particular, Josephthal reviewed and analyzed a series of projected cash flows prepared by management of Equis II. These projected cash flows essentially represent the distributions that management anticipates receiving in respect of Equis II's interest in the four trusts assuming liquidation of the trusts' assets. For purposes of this analysis, no value was attributed to the trusts' Managing Trustee owned by Equis II. After subtracting the amount of Equis II's liabilities, Josephthal projected a liquidation value of approximately $15.1 million for Equis II.

         (ii) COMPARABLE PUBLIC COMPANY ANALYSIS. Josephthal estimated the value of the Company by comparing certain ratios and multiples of the Company to the corresponding ratios and multiples of certain publicly-traded companies that management and Josephthal believed were generally comparable to the Company (the "Comparable Companies"). The Comparable Companies were chosen because they have general business, operating and financial characteristics similar to those of the Company. However, Josephthal noted that no company used in the analysis is identical to the Company. Accordingly, Josephthal did not rely solely on the mathematical results of the analysis, but also made qualitative judgments concerning differences in financial and operating characteristics of the Company and the Comparable Companies and other factors that could affect the values of each. The Comparable Companies used in Josephthal's analysis were Host Funding, Inc., Thackeray Corporation, Heartland Partners, LP, California Coastal Communities, Inc. and Milestone Properties. Josephthal compared the relative valuations of each Comparable Company to the Company by comparing trading multiples of the last twelve months of revenue, book value, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earnings before interest and taxes ("EBIT") and net income. Josephthal then applied the median, average, minimum and maximum multiples to the Company's revenue and net income for the last twelve months, book value, EBITDA and EBIT. This analysis yielded a value for the Company ranging from $1.13 per share to $6.24 per share or approximately $1.3 million to approximately $7.4 million or an average value of approximately $4.35 million or $3.68 per share.

         Josephthal performed a similar Comparable Company analysis for Equis
II. The Comparable Companies to Equis II identified by Josephthal were Aerocentury Corp., PDS Financial Corp., Capital Associates, Inc., International Aircraft Investors, Willis Lease Finance Corp., LINC Capital, T&W Financial, Interpool, Inc., PLM International, First Sierra Financial and Neff Corp. Josephthal compared the trading multiples of the last twelve months of revenue and EBITDA for these companies and looked at the median, average, minimum and maximum multiples. This analysis produced estimated values ranging from approximately $23.4 million to approximately $69.9 million with an average value of approximately $40.3 million.

         Management and Josephthal chose these companies because they have general business, operating and financial characteristics similar to those of Equis II. However, Josephthal noted that no company used in the foregoing analysis is identical to Equis II. Accordingly, Josephthal did not rely solely on the mathematical results of the analysis, but also looked at qualitative factors concerning differences in financial and operating characteristics of Equis II and these companies and other factors that could affect the values of each.

         (iii) COMPARABLE TRANSACTIONS ANALYSIS. Josephthal estimated the value of the Company by reviewing publicly-available financial information relating to nine transactions completed over the prior two years that it deemed generally comparable to the acquisitions of Equis II and the Special Beneficiary Interests by the Company (the "Comparable Transactions"). For each of the Comparable Transactions, Josephthal reviewed publicly available financial information for the acquired company and analyzed the relative transaction multiples. This analysis yielded a range of values for the

Company of approximately $0.2 to $2.3 million or $0.17 to $1.96 per share with an average value of $1.25 million or $1.06 per share.

         Josephthal also compiled a Comparable Transaction analysis for Equis
II. Josephthal reviewed publicly available financial information related to five transactions completed over the prior two years that it deemed generally comparable to the acquisition of Equis II and the Special Beneficiary Interests by the Company. For each of the Comparable Transactions, Josephthal reviewed certain publicly available financial information and transaction multiples for the acquired companies. This analysis produced estimated values (adjusted for the impact of minority interests) ranging from approximately $25.5 million to approximately $39.2 million with an average value of approximately $33.0 million.

         (iv) DISCOUNTED CASH FLOW ANALYSIS. Josephthal performed a discounted cash flow analysis using cash flow projections prepared by the management of Equis II. The analysis detailed the cash flows projected from each of the trusts taking into account all debt service payments. Next, Josephthal added the projected cash flow from the Special Beneficiary Interests as well as the Managing Trustee's interest in all distributions to arrive at a total cash flow. To this result, Josephthal then added the net present value of the Managing Trustee's management fees. In each case, Josephthal used discount rates of 10%, 15% and 20%. This analysis produced values ranging from approximately $20.1 million to approximately $31.2 million.

         The special committee of the Board of Directors of the Company engaged Josephthal as its financial advisor based on Josephthal's general expertise and its familiarity with the Company and its assets. Josephthal is an internationally recognized investment banking firm that has substantial experience in the real estate and equipment leasing industries and expertise in transactions similar to the acquisitions.

         Josephthal, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporations, estates and other purposes. The selection of Josephthal was based upon several factors, including experience, reputation and price. The Company will pay Josephthal a fee of $275,000 for its services in connection with the transaction, including delivery of the Opinion. In addition, the Company reimbursed Josephthal $3,365 for its out-of-pocket expenses and agreed to indemnify Josephthal against certain liabilities arising out of Josephthal's engagement.

         Josephthal has, in the past, provided financial advisory services to the Company and has received fees for rendering such services. Josephthal advised the Company and the Board in the 1997 transaction whereby AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership became stockholders of the Company and Messrs. Engle and Coyne became involved with the Company. Josephthal also advised the Company and the Board in the 1998 acquisition of Ariston Corporation from EFG, which Gary D. Engle controls. Further, the Company and the Board of Directors are aware that Josephthal is advising eleven partnerships, whose limited partner interests are registered under Section 12(g) of the Securities Exchange Act, in connection with the consolidation of the partnerships into a single corporation. Mr. Engle controls the general partners of the partnerships, EFG is a participant in the proposed consolidation and Messrs. Engle and Coyne will be directors and officers of the consolidated company if the transaction is completed.

         In addition, in the ordinary course of business, Josephthal may actively trade Common Stock of the Company for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities.

REPRESENTATIONS AND WARRANTIES.

         The purchase agreement between the Company and the selling Equis II stockholders relating to the purchase of 85% of Equis II contains various representations and warranties of the selling stockholders and the Company. These include representations and warranties: (1) by the stockholders as to the
(a) ownership of shares sold to the Company and authority of the stockholder to enter into and enforceability of the purchase agreement, (b) organization and good standing of Equis II, (c) compliance with agreements and laws by Equis II and absence of any conflict between the purchase agreement and any other instrument applicable to Equis II, (d) capitalization of Equis II, (e) subsidiaries and other interests of Equis II, (f) filings with the Securities and Exchange Commission made by the Delaware business trusts controlled by Equis II, (g) accuracy of financial statements and absence of undisclosed material liabilities of Equis II, (h) absence of any material adverse change in the business of Equis II, (i) payment of taxes by Equis II, (j) material contracts of Equis II, (k) absence of undisclosed litigation against Equis II, (l) absence of the need (except as specified) for third party consents to the transaction and

(m) accuracy and completeness of information supplied by the selling Equis II stockholders; and (2) by the Company as to its (a) organization and good standing and (b) authority to enter into and the enforceability of the purchase agreement.

         The selling Equis II stockholders have agreed to indemnify the Company for any loss, liability or damage (including reasonable legal fees and costs) that the Company may incur as a result of any breach of any of the representations, warranties, covenants or agreements made by them in the purchase agreement, provided that the Company makes a claim for any such loss liability or damage within 18 months of the closing of the transaction (other than the representations and warranties as to the shares of Equis II and certain tax matters, which survive indefinitely). The Company has agreed to indemnify the selling stockholders of Equis II for any loss, liability or damage (including reasonable legal fees and costs) that the stockholders may incur as a result of any breach of the representations, warranties, covenants or agreements made by the Company in the purchase agreement. The Company may elect to offset any actual liability of the stockholders to the Company against future payments due from the Company to the stockholders under the notes delivered by the Company in payment of the purchase price for 85% of the shares of Equis II.

RESALE OF COMPANY COMMON STOCK ISSUED IN THE TRANSACTION; REGISTRATION RIGHTS.

         Any shares of Common Stock of the Company issued to the selling Equis II stockholders will be issued pursuant to exemptions from the registration requirements of federal and state securities laws. These shares may, therefore, be resold without registration only as provided for by Rule 144 under the Securities Act or as otherwise provided under the Securities Act.

         A registration rights agreement entered into in connection with the purchase agreement obligates the Company, upon the request of stockholders who hold in the aggregate at least 50% of the shares of Common Stock of the Company acquired in connection with the sale of Equis II and at the Company's expense, to prepare and file an appropriate registration statement under the Securities Act covering some or all of the shares of Common Stock issued to them in the transaction. The Company is not obligated to file a registration statement in response to a request received before the one-year anniversary of the closing of the purchase of 85% of Equis II or to file more than one registration statement at the request of the stockholders. The registration rights agreement also provides that if the Company proposes to file a registration statement under the Securities Act, the stockholders have the right, subject to certain limitations, to require the Company to include in the registration statement some or all of their shares of Common Stock of the Company received in connection with the sale of Equis II.

ACCOUNTING TREATMENT.

         The Company's investment in Equis II will be recorded at cost and accounted for under the equity method of accounting until such time as the voting trust referred to above (see "Voting Trust") is terminated. The Special Beneficiary Interests will be recorded using the equity method of accounting and the carrying balance reduced by the amount of future cash distributions received from the trusts. Those receipts will be used to pay down the Company's purchase price indebtedness for this asset. See "Pro Forma Combined Financial Statements."

FEDERAL INCOME TAX CONSIDERATIONS.

         GENERAL. The following discussion addresses the material federal income tax considerations to the Company of the acquisition 85% of the stock of Equis II in consideration of the Company's delivery of its promissory notes, the possible acquisition of the remaining 15% of such stock in consideration of the Company's delivery of 510,000 shares of its Common Stock, and the related acquisition of the Special Beneficiary Interests in consideration of the Company's delivery of its promissory notes. This discussion is based on legal authorities in existence as of the date hereof. No assurance can be given that future legislation, regulations, administrative pronouncements or court decisions will not significantly change the law and materially effect the conclusions expressed herein. Any such change, even though made after the consummation of the transaction, could be applied retroactively.

         ACQUISITION OF STOCK OF EQUIS II. The Company has acquired 85% of the outstanding stock of Equis II and may in the future acquire the remaining 15% of such stock on the terms and for the consideration set forth under the headings "The Transaction" and "Source of Funds." Accordingly, Equis II is currently an 85%-owned subsidiary of the Company and may become a wholly-owned subsidiary of the Company. The following tax consequences should result:

         1. The Company will have a tax basis in the stock of Equis II equal to its cost of acquisition of such stock. With respect to 85% of such stock, such basis consists of the $19,586,000 paid in connection with the acquisition pursuant to promissory notes bearing interest at a rate in excess of the applicable federal rate required under the Internal Revenue Code. If the remaining 15% of the stock of Equis II is acquired, the Company's basis in such stock will consist of the value of the 510,000 shares of Common Stock of the Company delivered in connection with the acquisition.

         2. Interest paid with respect to the promissory notes will be deductible when properly accrued by the Company.

         3. Pursuant to Section 1032 of the Internal Revenue Code, the Company will not recognize any gain or loss in connection with the delivery of its Common Stock as payment of the purchase price for 15% of the stock of Equis II.

         4. The Company's holding period with regard to the 85% of the stock of Equis II acquired on December 22, 1999, began on such date. If the purchase/sale option is exercised, the Company's holding period for the remaining 15% of the stock of Equis II will commence on the date of acquisition of such stock.

         5. Equis II, which was formerly a small business corporation which had elected to be taxed under Subchapter S of the Internal Revenue Code, lost its S corporation status upon the acquisition by the Company of 85% of its stock and, if the Company acquires the remaining 15% of its stock, will become a wholly-owned subsidiary of the Company.

         6. The Company and Equis II will file consolidated federal income tax returns commencing with the date of the acquisition by the Company of 85% of the stock of Equis II, and any income earned by Equis II subsequent to such date, whether derived from its interests in the four Delaware business trusts or otherwise, will be reportable on the consolidated federal income tax return of the Company and its affiliated corporations under Section 1501 of the Internal Revenue Code.

         7. The Company will be entitled to use its existing net operating losses against future income generated by Equis II through the remainder of the carryforward period for such net operating losses, provided that the Company does not suffer an ownership change within the meaning of Section 382(g) of the Internal Revenue Code. Any such ownership change would result in a substantial reduction in the Company's ability to utilize its net operating loss carryforwards.

         8. The use of Common Stock of the Company in effecting the acquisition of 15% of the stock of Equis II will not, in and of itself, cause the Company to suffer an ownership change within the meaning of Section 382 of the Internal Revenue Code, and, accordingly, in the absence of any other transactions affecting ownership of the Company's Common Stock, the full amount of the Company's net operating loss carryforwards will be available to offset future income of Equis II.

         ACQUISITION OF SPECIAL BENEFICIARY INTERESTS. The Company acquired the Special Beneficiary Interests representing an 8.25% ownership interest in the four Delaware business trusts on the terms and for the consideration set forth under the heading "Related Transaction." The following tax consequences should result from such acquisition:

         1. The Company has a tax basis in the Special Beneficiary Interests equal to its cost of acquisition of such Special Beneficiary Interests, which was $9,652,500. The purchase price was paid with a promissory note bearing interest at a rate in excess of the applicable federal rate required under the Internal Revenue Code. Although this note is without recourse to the Company, it is secured by a pledge to EFG of the Special Beneficiary Interests and should be treated as BONA FIDE indebtedness of the Company.

         2. Interest paid with respect to this promissory note will be deductible when properly accrued by the Company.

         3. The Company's holding period with regard to the Special Beneficiary Interests commenced on the date of the acquisition of the Special Beneficiary Interests.

         4. A ratable share of the income earned by the Delaware business trusts, which are treated as partnerships for federal income tax purposes, will be allocated to the Company as an owner thereof, and will be reported on the federal income tax return of the Company.

         5. The Company will be entitled to use its existing net operating losses against future income generated by the Special Beneficiary Interests through the remainder of the carryforward period for such net operating losses, provided that the Company does not suffer an ownership change within the meaning of Section 382(g) of the Internal Revenue Code. Any such ownership change would result in a substantial reduction in the Company's ability to utilize its net operating loss carryforwards.

         CONSEQUENCES TO STOCKHOLDERS OF THE COMPANY. Other than the effects on the Company set forth above in this Section, the acquisition by the Company of the stock of Equis II and the Special Beneficiary Interests will not have any direct impact on the federal income tax considerations applicable to shareholders of the Company.

EXPENSES AND FEES.

         Whether or not the purchase of Equis II is completed, all out-of-pocket expenses incurred in connection with the transaction will be paid by the party incurring such costs and expenses. The Company will pay a fee of $275,000 plus expenses to Josephthal for its financial advisory services in connection with the transaction, including the rendering of a fairness opinion. See "Opinion of Financial Advisor."

REGULATORY APPROVALS.

         On November 23, 1999, in accordance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Company and Gary D. Engle each filed a Premerger Notification and Report Form and certain supplementary materials with the Federal Trade Commission and the Antitrust Division of the Department of Justice in connection with the purchase and sale of Equis II. The Company received notice on December 8, 1999, that early termination of the 30-calendar-day waiting period under the Act had been granted. The Company and Equis II are not aware of any other governmental approvals or actions that are required for completion of the transaction.

PRO FORMA COMBINED FINANCIAL STATEMENTS.

                PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
                               September 30, 1999

E
                                SEMELE GROUP INC.

                                                                                     Adjustments               Pro Forma
ASSETS                                                             Semele         and Eliminations            Consolidated
                                                                   ------         ----------------            ------------

Cash and cash equivalents                                     $       5,198,924   $              --          $       5,198,924
Rents receivable                                                         89,517                  --                     89,517
Accounts receivable - affiliates                                         11,401                  --                     11,401
Interest receivable - affiliates                                        359,829                  --                    359,829
Notes receivable - affiliates                                         2,725,695                  --                  2,725,695
Foreclosed real estate held for sale, net                            10,024,793                  --                 10,024,793
Investment in Kirkwood                                                  750,000                  --                    750,000
Investments in partnerships and trusts                                3,603,999                  --                  3,603,999
Land                                                                  1,929,000                  --                  1,929,000
Building, net of accumulated depreciation                            10,846,022                  --                 10,846,022
Other assets                                                            453,952                  --                    453,952
Special Beneficiary interests                                                --           9,652,500    (2)           9,652,500
Investment in Equis II Corporation                                                       19,586,000    (1)
                                                                             --           2,773,125    (1)          22,359,125
                                                              -----------------   -----------------          -----------------

         Total assets                                         $      35,993,132   $      32,011,625          $      68,004,757
                                                              =================   =================          =================

LIABILITIES, MINORITY INTEREST AND
STOCKHOLDERS' EQUITY



Notes payable                                                 $       6,695,193   $              --          $       6,695,193
                                                                                          9,652,500    (2)
Notes payable - affiliates                                           14,869,500          19,586,000    (1)          44,108,000
Accrued interest                                                         58,919                  --                     58,919
Accrued liabilities                                                     895,917                  --                    895,917
Accrued liabilities - affiliate                                          71,118                  --                     71,118
Deferred rental income                                                   28,614                  --                     28,614
Cash distributions payable                                               45,342                  --                     45,342
                                                              -----------------   -----------------          -----------------

         Total liabilities                                           22,664,603          29,238,500                 51,903,103
                                                              -----------------   -----------------          -----------------

Minority interest                                                     3,779,262                  --                  3,779,262
                                                              -----------------   -----------------          -----------------

         Total Minority interest                                      3,779,262                  --                  3,779,262
                                                              -----------------   -----------------          -----------------

Stockholders' equity (deficit):
  Common stock, $0.10 par value,
   5,000,000 shares authorized,
   2,080,185 issued before the acquisition of Equis II
   2,590,185 issued after the acquisition of Equis II               170,663,365           2,773,125    (1)         173,436,490

   Accumulated deficit                                             (144,905,123)                 --               (144,905,123)
   Deferred compensation, 101,183 shares                             (1,720,104)                 --                 (1,720,104)
   Treasury stock at cost, 901,025 shares                           (14,488,871)                 --                (14,488,871)
                                                              ------------------  -----------------          ------------------

         Total stockholders' equity                                   9,549,267           2,773,125                 12,322,392
                                                              -----------------   -----------------          -----------------

                                                              $      35,993,132   $      32,011,625          $      68,004,757
                                                              =================   =================          =================

Book value per share, 1,179,160 shares outstanding
before the acquisition of Equis II and 1,689,160
shares outstanding after the acquisition of Equis II          $            8.10                              $            7.29
                                                              =================                              =================


                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             (Unaudited) for the nine months ended September 30, 1999

                                SEMELE GROUP INC.


                                                                                      Adjustments                  Pro Forma
                                                                    Semele          and Eliminations             Consoldiated
                                                                    ------          ----------------             ------------
INCOME

Equipment activities:
 Lease revenue                                                $         895,957    $              --          $         895,957
 Gain on sale of equipment                                               17,250                   --                     17,250
                                                              -----------------    -----------------          -----------------

 Total, equipment activities                                            913,207                   --                    913,207
                                                              -----------------    -----------------          -----------------

Lending and investing activities:
 Income on investments                                                  215,814                   --                    215,814
 Interest on loans to affiliates                                        234,447                   --                    234,447
                                                              -----------------    -----------------          -----------------

 Total, lending and investing activities                                450,261                   --                    450,261
                                                              -----------------    -----------------          -----------------

Income from Equis II Corporation                                             --              834,296    (1)             834,296
Other income                                                             19,132                   --                     19,132
                                                              -----------------    -----------------          -----------------

 Total other income                                                      19,132              834,296                    853,428
                                                              -----------------    -----------------          -----------------


         Total income                                                 1,382,600              834,296                  2,216,896
                                                              -----------------    -----------------          -----------------


EXPENSES

Net loss from operations of foreclosed real estate
 held for sale                                                          473,163                   --                    473,163

Depreciation and amortization                                           405,839                   --                    405,839
General and administrative                                              812,836                   --                    812,836
General and administrative - affiliate                                  113,842                   --                    113,842
Interest expense                                                        407,596                   --                    407,596
Interest expense - affiliates                                           879,179            1,646,268    (3)           2,525,447
Recovery of losses on loans,
 notes and interest receivable                                          (77,120)                  --                    (77,120)
                                                              -----------------    -----------------          -----------------

         Total expenses                                               3,015,335            1,646,268                  4,661,603
                                                              -----------------    -----------------          -----------------

Net income (loss)                                             $      (1,632,735)   $        (811,972)         $      (2,444,707)
                                                              =================    ==================         =================

Net loss per share of common stock basic (Based on the
weighted average number of shares outstanding during
the period, 1,156,074; 1,666,074 after the
Acquisition of Equis II)                                      $         (1.41)                                $          (1.47)
                                                              ===============                                 ================


                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                (Unaudited) for the year ended December 31, 1998

                                SEMELE GROUP INC.


                                                                                      Adjustments                Pro Forma
                                                                    Semele         and Eliminations             Consolidated
                                                                    ------         ----------------             ------------

INCOME
Equipment activities:
 Lease revenue                                                $         395,163   $              --          $         395,163
 Gain on sale of equipment                                                7,000                  --                      7,000
                                                              -----------------   -----------------          -----------------

 Total, equipment activities                                            402,163                  --                    402,163
                                                              -----------------   -----------------          -----------------

Lending and investing activities:
 Income on investments                                                  382,282                  --                    382,282
 Interest on loans to third parties                                     269,000                  --                    269,000
 Interest on loans to affiliates                                        104,771                  --                    104,771
                                                              -----------------   -----------------          -----------------

 Total, lending and investing activities                                756,053                  --                    756,053
                                                              -----------------   -----------------          -----------------

Other income                                                                 --                  --                         --
                                                              -----------------   -----------------          -----------------

         Total income                                                 1,158,216                  --                  1,158,216
                                                              -----------------   -----------------          -----------------


EXPENSES

Net loss from operations of foreclosed real
 estate held for sale                                                   730,249                  --                    730,249

Depreciation and amortization                                           251,815                  --                    251,815
General and administrative                                              994,185                  --                    994,185
General and administrative - affiliate                                  152,201                  --                    152,201
Interest expense                                                        187,006                  --                    187,006
Interest expense - affiliates                                           685,783           2,195,025    (3)           2,880,808
Recovery of losses on loans,
 notes and interest receivable                                         (383,176)                 --                   (383,176)
Loss from Equis II Corporation                                               --           1,203,030    (1)           1,203,030
                                                              -----------------   -----------------          -----------------

         Total expenses                                               2,618,063           3,398,055                  6,016,118
                                                              -----------------   -----------------          -----------------

Net loss                                                      $      (1,459,847)  $      (3,398,055)         $      (4,857,902)
                                                              =================   =================          =================

Net loss per share of common stock basic (Based
on the weighted average number of shares outstanding
during the period, 1,182,810; 1,692,810 after  the            $         (1.23)                               $         (2.87)
acquisition of Equis II)                                      ===============                                ===============

                                       24




              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                SEMELE GROUP INC.

The accompanying pro forma consolidated financial statements of Semele Group
Inc. (the "Company") have been prepared to give effect to the Company's purchase of the Special Beneficiary interests and Equis II Corporation. The purchase of the Special Beneficiary interests will be recorded at cost and accounted for under the equity method of accounting; the carrying balance will be reduced by the amount of any future cash distributions received from the Trusts. Those receipts will be used to pay down the Company's purchase price indebtedness for this asset. (The debt obligation is non-recourse to the extent that future cash receipts are insufficient to amortize the entire debt obligation.) The Company's investment in Equis II will be recorded at cost and accounted for under the equity method of accounting until such time that the voting trust agreement
(referred to under the section captioned "Voting Trust" herein) is terminated.
In order to prepare the pro forma consolidated financial statements, certain assumptions and adjustments were made that are described in the notes below.

For purposes of preparing the pro forma consolidated balance sheet, it was assumed that the purchase transaction occurred on September 30, 1999.

For purposes of preparing the pro forma consolidated statements of operations, it was assumed that the purchase transaction occurred on January 1, 1998.

NOTES TO THE PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30,
1999 AND PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS
ENDED SEPTEMBER 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998

1.   To record the Company's purchase of Equis II Corporation for notes totaling
     $19,586,000 and 510,000 shares of common stock having a closing market value of $2,773,125 at September 30, 1999.

     The purchase of Equis II Corporation is recorded at cost and accounted for under the equity method of accounting. The 510,000 shares of common stock expected to be issued in connection with the acquisition is recorded using the closing price of the stock as reported on the Nasdaq National Market on September 30, 1999 ($5.4375 per share, $2,773,125 in total). Under the equity method of accounting, the carrying amount of the Company's investment is (i) increased to reflect the Company's share of income of the investee and (ii) reduced to reflect the Company's share of losses of and cash distributions from the investee. For the nine months ended September
     30, 1999, the Company would have recognized income of $834,296 from its investment in Equis II Corporation. For the year ended December 31, 1998, the Company would have recognized a net loss of $1,203,030 from its investment in Equis II Corporation.

2.   To record the Company's purchase of the Special Beneficiary interests.

     The purchase of the Special Beneficiary interests are recorded at cost and accounted for using the equity method of accounting and represent an 8.25% carried interest in the Trusts. The carrying balance of this investment will be reduced by the amount of any future cash distributions received from the Trusts. Those receipts will be used to amortize the Company's purchase price indebtedness for this asset. (The debt obligation is non-recourse to the extent that future cash receipts are insufficient to amortize the entire debt obligation.) For the nine months ended September
     30, 1999, the Trusts declared cash distributions payable to the Special
     Beneficiary of $784,509. For the year ended December 31, 1998, the Trusts declared cash distributions payable to the Special Beneficiary of $1,118,001. These amounts would have reduced the Company's investment balance in the Special Beneficiary interests when received.

3.   To record interest expense associated with purchase price indebtedness.

BUSINESS OF THE COMPANY.

         GENERAL. The Company is a Delaware corporation organized in 1987. The
Company has an ownership interest in a 274 acre land parcel in Southern
California known as the Rancho Malibu property. The Company also owns Ariston
Corporation, a holding company having two investments; (i) a 99% limited partnership interest in AFG Eireann Limited Partnership, which has an interest in a diversified pool of lease contracts owned by an institutional investor, and
(ii) a 98%

                                       25




limited partnership interest in Old North Capital Limited Partnership, which has investments in cash and notes, equipment leases and limited partnerships that are engaged in either equipment leasing or real estate. The Company on November
18, 1999, purchased the Special Beneficiary Interests in four Delaware business trusts, representing an 8.25% ownership interest in all cash available for distribution by the trusts. See "Related Transaction." The Company's business plan contemplates making additional acquisitions or other investments. The executive offices of the Company are located at One Canterbury Green, Stamford, Connecticut 06901, telephone number 203-363-0849. The Company's 1998 annual report on Form 10-KSB and its quarterly report on Form 10-QSB for the quarter ended September 30, 1999, are enclosed with this Proxy Statement and are incorporated into this Proxy Statement by reference.

BUSINESS OF EQUIS II.

         GENERAL. Equis II is a Delaware corporation organized in 1997. The
Company owns (i) AFG ASIT Corporation ("AFG ASIT"), a Delaware corporation that is the Managing Trustee of four Delaware business trusts, and (ii) 99% of the Class B Subordinated Beneficiary Interests of each of the trusts, comprising approximately 62% of the voting interests of each of the trusts. As Managing
Trustee, AFG ASIT has a 1% ownership interest in each of the trusts and has significant influence over their operations. AFG ASIT is also entitled to a 1% management fee based on the value of securities, debt and other non-equipment investments of the trusts (excluding cash and cash equivalents). The Class B
Interests owned by Equis II entitle Equis II as a Class B beneficiary to approximately 37% of the total capital distributed by the trusts before the trusts distribute a fixed "payout" amount and to approximately 20% after the payout amount has been distributed. The payout amount is the total amount paid by the Class B beneficiaries for their Class B Interests plus 10% per annum. The
Class B beneficiaries paid $39,969,280 for their Class B Interests, of which Equis II paid $39,900,695. The Class B beneficiaries have received approximately
$22,294,815 of Class B distributions through September 30, 1999, of which Equis
II received $22,238,318. Currently, Equis II receives quarterly distributions from the four trusts of approximately $915,753 in the aggregate.

         At September 30, 1999, Equis II owed approximately $19.6 million to an institutional lender and it owed approximately $3.8 million to EFG. These loans were repaid in full on January __, 2000. At September 30, 1999, Messrs. Engle and Coyne owed Equis II approximately $1.9 million. These loans bear interest at the annual rate of 7.5% and are payable on August 8, 2007. The purchase price for Equis II includes notes payable by the Company to the Equis II stockholders that mirror in principal amount and terms these Equis II loans to Messrs. Engle and Coyne. See "Source of Funds." The executive offices of Equis II are located at 88 Broad Street, Boston, Massachusetts 02110, telephone number (617)
854-5800.

         THE TRUSTS. The four Delaware business trusts are AFG Investment Trust
A, AFG Investment Trust B, AFG Investment Trust C and AFG Investment Trust D.
The Class A Beneficiary Interests in the trusts are registered under Section
12(g) of the Securities Exchange Act of 1934 and accordingly the trusts file quarterly and annual reports with the Securities and Exchange Commission.

         The trusts own an interest in approximately $150 million of assets, largely comprised of equipment on lease to major industrial companies, but also including real estate, securities and cash. Equipment types include commercial aircraft, an ocean-going vessel, materials handling, construction and mining, manufacturing, computers and peripherals and retail store fixtures. The trusts' real estate assets are interests in two companies that own developed and undeveloped real estate in California and British Columbia, respectively. One of the trusts has an indirect interest, through AFG Hato Arrow Limited Partnership, in 20,969 shares of Common Stock of the Company, and through the same partnership has an indirect interest in a $462,353 note from the Company which bears interest at the annual rate of 10% and matures on April 30, 2000. During the term of the note, payments of principal are due if and to the extent that net proceeds are received by the Company from the sale or refinancing of the Company's Rancho Malibu property. See "Security Ownership of Certain Beneficial
Owners and Management" and "Compensation of Directors and Executive Officers -
Certain Relationships and Related Transactions." Two of the four trusts have scheduled termination dates as of December 31, 2003, one has a scheduled termination date of December 31, 2004, and one has a scheduled termination date of December 31, 2006. Each trust has entered into an agreement with EFG under which EFG provides management services, covering all aspects of acquisition, management and sale of equipment. The trusts pay EFG an acquisition fee of 1% of the asset price paid by the trusts for equipment assets and a management fee of 2% or 5% (depending on the nature of the lease and when it was entered into) of gross lease rental revenue received by the trusts from equipment assets. For non-equipment assets other than cash, AFG ASIT receives an annualized management fee of 1%.

                                       26




         LEGAL PROCEEDINGS. A class action lawsuit involving the trusts was settled in May 1999. The suit was instituted in January 1998 on behalf of a class of investors in 28 equipment leasing programs sponsored by EFG, including the trusts. The defendants in the suit were EFG and a number of its affiliates, including AFG ASIT as Managing Trustee and Gary D. Engle. As a result of the settlement, the trusts declared special distributions totaling $4 million, including legal fees paid to lawyers for the plaintiffs. The distribution was made out of the remaining proceeds raised from the sale of the Class B
Interests. In accordance with the terms of the settlement, Equis II did not participate in this distribution, and would otherwise have been entitled to distributions in this amount. In addition, Equis II agreed to forgo a capital distribution equal to $9,000,000. In the absence of this agreement, Equis II would also have been entitled to distributions in this amount.

         As part of the settlement, the trust agreements of the trusts were amended to require Equis II, Mr. Engle and their affiliates, to vote their Class
B Interests in accordance with the votes of the majority of all Class A
Interests voted, where beneficiary consent is necessary, with respect to all interested transactions, which are transactions concerning the compensation of the Managing Trustee, the extension of the life of any trust or any transaction between any trust and the Managing Trustee, with the exception of any votes concerning the withdrawal or the removal of the Managing Trustee or the entering into of transactions that are permitted by the trust agreements. Mr. Engle as trustee of the voting trust that entitles him to vote the Class B Interests owned by Equis II (see "Proposal 2 - Voting Trust") is subject to these provisions, and following the termination of the voting trust, Equis II will be subject to them.

EQUIS II - SELECTED FINANCIAL DATA.

         The following tables set forth unaudited selected financial data on a pro forma basis for the Company assuming its purchase of 100% of Equis II and the Special Beneficiary Interests in the trusts and on a historical basis for Equis II. The table should be read in conjunction with the unaudited pro forma financial statements of the Company and Management's Discussion and Analysis of Financial Condition and Results of Operations and the financial statements of Equis II.

         The following unaudited pro forma operating data for the Company has been prepared to reflect the acquisitions of 100% of Equis II and the Special
Beneficiary Interests in the trusts as if they had occurred on January 1, 1998.
The unaudited pro forma balance sheet data has been prepared assuming these acquisitions occurred on September 30, 1999. See "Accounting Treatment."

                                SEMELE GROUP INC.

                                                                                       Nine Months
                                                               Year Ended                 Ended
                                                           December 31, 1998        September 30, 1999
                                                           -----------------        -----------------
PRO FORMA SUMMARY OF OPERATIONS
-------------------------------
Operating revenues                                                $402,163                 $913,207
Net loss                                                       $(4,857,902)             $(2,444,707)
Net loss per share                                                  $(2.87)                  $(1.47)


PRO FORMA FINANCIAL POSITION
----------------------------
                                                                  N/A                   $68,004,757

Total assets
Total long term obligations                                       N/A                   $50,803,193


                              EQUIS II CORPORATION


                                      Period from
                                     July 17, 1997
                                    (commencement of                                    Nine Months
                                     operations) to             Year Ended                 Ended
                                   December 31, 1997         December 31, 1998       September 30, 1999
                                   -----------------         -----------------       ------------------
SUMMARY OF OPERATIONS
---------------------
Operating revenues                     $21,870,648              $41,603,663             $25,959,163
Net income (loss)                      $(2,224,537)             $(1,203,030)               $834,296
Net income (loss) per share                  $(742)                   $(401)                   $278


FINANCIAL POSITION
------------------
Total assets                          $207,260,568             $177,546,435            $168,821,093
Total long-term obligations           $122,660,437              $93,179,009             $85,729,189


EQUIS II - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

         Certain statements in this Proxy Statement that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made herein. These factors include, but are not limited to, the collection of future contracted rents, the realization of residual proceeds for equipment, and future economic conditions.

         Equis II is a special purpose S-corporation that was organized in the State of Delaware in 1997 for the purpose of acquiring and holding Class B Interests in four Delaware business trusts sponsored by an affiliate, EFG. The four trusts are AFG Investment Trust A (822,863 interests), AFG Investment Trust B (997,373 interests), AFG Investment Trust C (3,019,220 interests) and AFG Investment Trust D (3,140,683 interests).

         Equis II owns approximately 62% of the outstanding voting interests in each of the trusts and has voting control on most matters upon which the beneficiaries of the trusts may vote. The Class B Interests were purchased by Equis II from EFG at a cost of $5 per Class B Interest for an aggregate purchase price of $39,900,695. Equis II borrowed all of the funds necessary to purchase the interests as follows: $35,910,625 under a demand note from an institutional lender and $3,990,070 under a demand note from Old North Capital Limited Partnership ("ONC"), an affiliate of EFG and Equis II. The ONC demand note was assumed by Gary D. Engle and James A. Coyne, partners of ONC and stockholders of Equis II, on December 31, 1997. At September 30, 1999, the principal balance of Equis II's institutional indebtedness pertaining to the Class B Interests was $19,540,000 and the balance of the ONC indebtedness was $3,085,524, including accrued interest. In addition, Equis II owns the Managing Trustee of the trusts, AFG ASIT Corporation, which it purchased from EFG in 1997 for a subordinated note equal to $1,100,000. Principal and interest outstanding under that note was $1,382,868 at September 30, 1999. Equis II also has borrowed $2,394,277 from EFG to partially fund debt payments to its institutional lender in connection with its financing of the Class B Interests.

         Equis II commenced operations on July 17, 1997, and has no significant operations of its own other than its ownership interests in the trusts. The trusts commenced operations in 1992. Pursuant to the trust agreements, Trusts A and B are scheduled to be dissolved by December 31, 2003, and Trusts C and D are scheduled to be dissolved by December 31, 2004, and December 31, 2006, respectively. The trusts were nominal defendants in a class action lawsuit that was settled, with respect to the trusts and certain affiliates, in May 1999. See
Note 8 to the accompanying financial statements.

         The accompanying consolidated financial statements of Equis II include the trusts. Accordingly, in the discussion that follows, Equis II refers to the consolidated company, including the trusts. In certain instances, the trusts or Equis II are referred to individually in order to provide additional detail.

YEAR 2000 ISSUE.

         The Year 2000 Issue generally refers to the capacity of computer programming logic to correctly identify the calendar year. Many companies utilize computer programs or hardware with date sensitive software or embedded chips that could interpret dates ending in "00" as the year 1900 rather than the year 2000. In certain cases, such errors could result in system failures or miscalculations that disrupt the operations of the affected businesses. Equis II uses information systems provided by EFG and has no information systems of its own. EFG has adopted a plan to address the Year 2000 Issue that consists of four phases: assessment, remediation, testing, and implementation and has elected to utilize principally internal resources to perform all phases. EFG has completed its Year 2000 project at an aggregate cost of less than $50,000 and at a de minimus cost to the Company. All costs incurred in connection with EFG's Year 2000 project have been expensed as incurred.

         EFG's primary information software was coded by a third party at the point of original design to use a four digit field to identify calendar year. All of Equis II's lease billings, cash receipts and equipment remarketing processes are performed using this proprietary software. In addition, EFG has gathered information about the Year 2000 readiness of significant vendors and third party servicers and continues to monitor developments in this area. All of EFG's peripheral computer technologies, such as its network operating system and third-party software applications, including payroll, depreciation processing, and electronic banking, have been evaluated for potential programming changes and have required only minor modifications to function properly with respect to dates in the year 2000 and thereafter. EFG understands that each of its and Equis II's significant vendors and third-party servicers are in the process, or have completed the process, of making their systems Year 2000 compliant. Substantially all parties queried have indicated that their systems are Year 2000 compliant.

         Presently, EFG is not aware of any outside customer with a Year 2000 Issue that would have a material effect on Equis II's results of operations, liquidity, or financial position. Equis II's equipment leases were structured as triple net leases, meaning that the lessees are responsible for, among other things, (i) maintaining and servicing all equipment during the lease term, (ii) ensuring that all equipment functions properly and is returned in good condition, normal wear and tear excepted, and (iii) insuring the assets against casualty and other events of loss. Non-compliance with lease terms on the part of a lessee, including failure to address Year 2000 Issues could result in lost revenues and impairment of residual values of Equis II's equipment assets under a worst-case scenario.

         EFG believes that its Year 2000 compliance plan will be effective in resolving all material Year 2000 risks in a timely manner and that the Year 2000 Issue will not pose significant operational problems with respect to its computer systems or result in a system failure or disruption of its or Equis II's business operations. However, EFG has no means of ensuring that all customers, vendors and third-party servicers will conform ultimately to Year 2000 standards. The effect of this risk to the Company is not determinable.

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998:

RESULTS OF OPERATIONS.

         For the nine months ended September 30, 1999, Equis II recognized lease revenue of $21,205,448 compared to $30,325,076 for the same period in 1998. The decrease in lease revenue from 1998 to 1999 resulted principally from lease term expirations and the sale of equipment. The level of lease revenue to be recognized by Equis II in the future may be impacted by future reinvestment; however, the extent of such impact cannot be determined at this time.

         Interest income for the nine months ended September 30, 1999, was $2,109,936 compared to $2,008,282 for the same period in 1998. Generally, interest income is generated from the temporary investment of rental receipts and equipment sale proceeds in short-term instruments. Interest income in 1999 and 1998 also includes interest earned on unexpended capital contributions received by the trusts from the issuance of Class B Interests. In addition, interest income in 1999 and 1998 includes interest earned by Trust A on a note receivable from the Company which is reflected as interest income - affiliates on the accompanying Consolidated Statements of Operations ($34,582 in each year). See also Note 4 to the accompanying financial statements. In 1999, interest income - affiliates also includes $98,168 of interest from loans to Equis II's shareholders.

         Equis II received $1,044,464 in 1999 as a breakage fee from a third-party seller in connection with a transaction for new investments that was canceled by the seller in the first quarter of 1999. This amount is the principal component of other income on the accompanying Consolidated Statement of Operations for the nine months ended September 30, 1999.

         During the nine months ended September 30, 1999, and 1998, Equis II sold equipment having a net book value of $11,270,036 and $4,734,051, respectively, to existing lessees and third parties. These sales resulted in a net gain, for financial statement purposes, of $3,618,718 and $2,590,805 in 1999 and 1998, respectively.

         It cannot be determined whether future sales of equipment will result in a net gain or a net loss to Equis II, as such transactions will be dependent upon the condition and type of equipment being sold and its marketability at the time of sale. In addition, the amount of gain or loss reported for financial statement purposes is partly a function of the amount of accumulated depreciation associated with the equipment being sold.

         The ultimate realization of residual value for any type of equipment is dependent upon many factors, including EFG's ability to sell and re-lease equipment. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. EFG attempts to monitor these changes in order to identify opportunities which may be advantageous to Equis II and which will maximize total cash returns for each asset.

         The total economic value realized for each asset is comprised of all primary lease term revenue generated from that asset, together with its residual value. The latter consists of cash proceeds realized upon the asset's sale in addition to all other cash receipts obtained from renting the asset on a re-lease, renewal or month-to-month basis. Such residual rental payments are classified as lease revenue. Consequently, the amount of gain or loss reported in the financial statements is not necessarily indicative of the total residual value achieved from leasing the equipment.

         Equis II, through the trusts, owns a portfolio of equipment assets that are depreciated. In addition, Equis II records amortization expense pertaining to capitalized financing costs associated with its acquisition of the Class B Interests in 1997. The latter is being amortized over the life of the indebtedness. Depreciation and amortization expense for the nine months ended September 30, 1999, was $11,840,283 compared to $19,585,289 for the same period in 1998. For financial reporting purposes, to the extent that an asset is held on primary lease term, Equis II depreciates the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of primary lease expiration. To the extent that an asset is held beyond its primary lease term, Equis II continues to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

         Interest expense results from indebtedness associated with a number of the trusts' equipment assets and Equis II's acquisition indebtedness pertaining to the Class B Interests. Interest expense was $5,833,559 and $7,753,312 during the nine months ended September 30, 1999, and 1998, respectively, including interest due to affiliates of $259,020 and $176,221, respectively. Management fees were $1,070,079 for the nine months ended September 30, 1999, compared to $1,386,624 for the same period in 1998. Management fees are based on 5% of gross lease revenue generated by operating leases and 2% of gross lease revenue generated by full payout leases. Management fees also include a 1% management fee on non-equipment investments, excluding cash.

        Operating expenses consist principally of administrative charges, professional service costs, such as audit and legal fees, as well as printing, distribution and remarketing expenses. Operating expenses were $2,320,079 during the nine months ended September 30, 1999, compared to $1,715,433 during the same period in 1998. Operating expenses were higher in 1999 than in 1998 principally as a result of costs incurred of approximately $397,000 related to the repair and remarketing of an aircraft formerly leased to Alaska Airlines, Inc., in which Trusts A, B and C held an interest. (See further discussion below.) In addition, operating expenses were higher in 1999 as a result of legal fees related to the investment in Kettle Valley and Kirkwood by Trusts C and D. Operating expenses in 1999 also include an adjustment for 1998 actual administrative and third-party costs of approximately $229,000. Operating expenses in 1998 included legal expenses accrued related to the class action lawsuit described in Note 8 to the accompanying financial statements. Minority interest expense, which represents the amount of net income attributable to Equis II's third-party equity participants, was $6,170,803 and $4,140,232 in 1999 and 1998, respectively.

LIQUIDITY AND CAPITAL RESOURCES AND DISCUSSION OF CASH FLOWS.

         Equis II has no business interests other than its investment in the trusts. Accordingly, the cash flows of Equis II have been and continue to be dependent upon activities within the trusts. The trusts were organized as limited life entities. Historically, the trusts' principal operating activities have focused on asset rental transactions and their principal sources of cash from operations have been provided by the collection of periodic rents. These cash inflows have been used to satisfy debt service obligations associated with leveraged leases, and to pay management fees and operating costs.

        Operating activities generated net cash inflows of $5,810,225 and $17,551,182 for the nine months ended September 30, 1999, and 1998, respectively. The decline from year to year was attributable primarily to lower lease revenues in 1999 compared to 1998. Future renewal, re-lease and equipment sale activities will cause a decline in Equis II's primary-term lease revenues and corresponding sources of operating cash, except to the extent that Equis II pursues future reinvestment activities. Overall, expenses associated with rental activities, such as management fees, and net cash flow from operating activities will decline as Equis II experiences a higher frequency of remarketing events.

         Equis II's equipment is leased by a number of creditworthy, investment-grade companies and, to date, the Company has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of Equis II's lessees will be maintained. Collection risk could increase in the future, particularly as equipment is remarketed and, in some instances, re-leased to different lessees. The Company continues to evaluate and monitor its experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

         Cash expended for asset acquisitions and cash realized from asset disposal transactions are reported under investing activities on the accompanying Consolidated Statements of Cash Flows. During the nine months ended September 30, 1999, Trusts C and D expended $6,204,347 to acquire an investment in Kettle Valley. In connection with this investment, Trusts C and D were paid $3,013,206 for a residual interest in an aircraft in which they own an interest (see Note 3 to the accompanying financial statements). Also during the nine months ended September 30, 1999, the trusts collectively expended $6,060,000 to acquire an investment in Kirkwood (see Note 5 to the accompanying financial statements). In addition, Trusts A and D expended $194,756 to acquire equipment during the nine months ended September 30, 1998, and, also in 1998, Trust D expended $725,000 to acquire an interest in a real estate partnership. (See Note 7 to the accompanying financial statements.) During the nine months ended September 30, 1999, the trusts realized net cash proceeds from asset disposals of $14,888,754 compared to $7,324,856 for the same period in 1998. Sale proceeds in 1999 for Trusts A, B and C include $10,402,965 related to their 89.16% interest in a McDonnell Douglas MD-82 aircraft formerly leased to Alaska Airlines, Inc., which was sold in January 1999. Future inflows of cash from asset disposal transactions will vary in timing and amount and will be influenced by many factors including, but not limited to, the frequency and timing of lease expirations, the type of equipment being sold, its condition and age, and future market conditions.

         In accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, marketable equity securities classified as available-for-sale are required to be carried at fair value. During the nine months ended September 30, 1999, Equis II purchased marketable equity securities having a cost of $321,322 and recorded an unrealized gain on available-for-sale securities of $48,376.

         The trusts obtained long-term financing in connection with certain equipment leases. The repayment of such indebtedness is reported as a component of financing activities on the accompanying Consolidated Statements of Cash Flows. Generally, each note payable is recourse only to the specific equipment financed and to the minimum rental payments contracted to be received during the debt amortization period (which period generally coincides with the lease rental term). As rental payments are collected, a portion or all of the rental payment is used to repay the associated indebtedness. In the near-term, the amount of cash used to repay debt obligations may increase due to the financing of other newly acquired assets. In addition, the trusts collectively have a balloon payment obligation totaling $1,129,684 at the expiration of a lease term related to their interest in an aircraft leased to Reno Air, Inc. Furthermore, Trusts C and D have balloon payment obligations of $40,450,000 and $4,117,864 at the expiration of lease terms related to an aircraft leased to Scandinavian Airlines System and certain rail equipment, respectively. During 1999, Trusts C and D obtained financing of $2,633,153 in connection with their investment in Kettle Valley that will be amortized over 34 months (see Note 3 to the accompanying financial statements). Equis II also incurred indebtedness to purchase the Class B Interests, which debt is amortized principally from cash distributions paid by the trusts. At September 30, 1999, Equis II owed $19,540,000 in connection with that financing, excluding amounts owed to affiliates.

         At September 30, 1999, Equis II was due aggregate future minimum lease payments of $33,682,536 from contractual lease agreements (see Note 1 to the financial statements), a portion of which will be used to amortize the principal balance of notes payable (other than Equis II's indebtedness pertaining to the Class B Interests) of $66,189,189. In total, the Company has debt service obligations to third-party lenders of $85,729,189 (See Note 6 to the accompanying financial statements).

         As a holder of Class B Interests in the trusts, Equis II is entitled to receive cash distributions from the trusts. Moreover, Equis II's principal source of cash is derived from these equity interests. In addition, Equis II receives cash distributions as Managing Trustee of the trusts. (AFG ASIT Corporation, which is the Managing Trustee of the trusts, is a subsidiary of the Equis II.) During the nine months ended September 30, 1999, and 1998, Equis II received $2,747,258 and $16,502,306, respectively, from the trusts for Class B Interest distributions and $95,092 and $103,818, respectively, for Managing Trustee distributions. These payments were treated as intercompany transactions on the accompanying consolidated financial statements and therefore were eliminated in consolidation.

         Pursuant to terms of settling the class action lawsuit referred to in
Note 8 to the accompanying financial statements, Equis II agreed to permit the trusts to invest $13,000,000 of Equis II's Class B Interest Capital Contributions for general operating purposes. Accordingly, the trusts reclassified $13,000,000 from restricted cash to unrestricted cash in 1999. A portion of these funds, or $4,000,000, was distributed to the trusts' Class A Interest holders as a special distribution, including $215,000 paid to Plaintiff's counsel.

         In the future, Equis II's cash flows will continue to be closely tied to the trusts. The trusts' operations and principal cash flows gradually will shift from rental receipts to equipment sale proceeds as the trusts mature and change as a result of potential new investments other than equipment acquisitions. As this occurs, the trusts' cash flows resulting from equipment investments may become more volatile in that certain of the trusts' equipment leases will be renewed and certain of their assets will be sold. In some cases, the trusts may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. Accordingly, as Equis II's lease assets mature and become available for remarketing, the cash flows of Equis II could become less predictable. In addition, Equis II will have cash needs to satisfy debt service obligations and to pay management fees and operating expenses. Several factors, including month-to-month lease extensions, lessee defaults, equipment casualty events, and the results of new investments could alter Equis II's anticipated cash flows either positively or negatively as described herein and in the accompanying financial statements.

         In accordance with the trust agreements of the trusts, upon the dissolution of the trusts the Managing Trustee (which is a subsidiary of Equis
II) will be required to contribute to the trusts an amount equal to any negative balance which may exist in the Managing Trustee's tax capital account. At December 31, 1998, the Managing Trustee had positive tax capital account balances in Trusts A and B and negative tax capital account balances totaling $70,410 and $303,603 in Trusts C and D, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF EQUIS II - DECEMBER 31, 1998.

                         REPORT OF INDEPENDENT AUDITORS

To the stockholders of Equis II Corporation:

We have audited the accompanying consolidated balance sheets of Equis II Corporation as of December 31, 1998 and 1997 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the year ended December 31, 1998 and the period from July 17, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equis II Corporation at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for the year ended December 31, 1998 and the period from July 17, 1997 (commencement of operations) to December 31, 1997 in conformity with generally accepted accounting principles.

As described in Note 1, the accompanying consolidated financial statements of the Company for the period from inception (July 17, 1997) through December 31, 1997, have been restated to include the accounts of certain Trusts controlled by the Company.

                                                  Ernst & Young LLP

Boston, Massachusetts
June 30, 1999

                              EQUIS II CORPORATION

                           CONSOLIDATED BALANCE SHEETS
                           December 31, 1998 and 1997


                                                                                                  Restated (See Note 1)
                                                                                     1998                  1997
                                                                                     ----                  ----
ASSETS
------
Cash and cash equivalents                                                     $      35,941,223     $      20,357,737
Restricted cash                                                                      13,000,000            26,006,553
Cash held in escrow                                                                          --             3,017,318
Rents receivable                                                                      3,086,824             4,162,290
Accounts receivable - affiliate                                                       1,300,208             2,067,853
Interest receivable - affiliates                                                         52,500                    --
Notes receivable - affiliates                                                         2,212,353               462,353
Investment securities - affiliate                                                        86,497               157,270
Investment - affiliate                                                                  699,626                    --
Equipment at cost, net of accumulated depreciation                                  120,838,330           150,605,602
Other assets, net                                                                       328,874               423,592
                                                                              -----------------     -----------------

                                                                              $     177,546,435     $     207,260,568
                                                                              =================     =================


LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY (DEFICIT)
-----------------------------------------------------------------
Notes payable                                                                      $      93,179,009    $     122,660,437
Note payable - affiliate                                                                   1,100,000            1,100,000
Accrued interest                                                                             743,813              976,997
Accrued interest - affiliate                                                                 321,412               70,123
Accrued liabilities                                                                          905,000               54,700
Accrued liabilities - affiliate                                                            1,798,734              834,549
Deferred rental income                                                                       914,414              281,324
Other liabilities                                                                            197,950                   --
Cash distributions payable                                                                   899,201              913,243
                                                                                   -----------------    -----------------

          Total liabilities                                                              100,059,533          126,891,373
                                                                                   -----------------    -----------------

Minority interest                                                                         78,075,183           79,869,334
                                                                                   -----------------    -----------------

Stockholders' equity (deficit):
   Common stock, $0.01 par value, 3,000 shares authorized
    and issued                                                                                    30                   30
   Additional paid in capital                                                              4,207,129            4,207,129
   Accumulated deficit                                                                    (4,795,440)          (3,592,410)
   Net unrealized losses                                                                          --             (114,888)
                                                                                   -----------------    -----------------

          Total stockholders' equity (deficit)                                              (588,281)             499,861
                                                                                   -----------------    -----------------

                                                                                   $     177,546,435    $     207,260,568
                                                                                   =================    =================


                     The accompanying notes are an integral
                       part of these financial statements.

                              EQUIS II CORPORATION

                    CONSOLIDATED STATEMENTS OF OPERATIONS for
          the year ended December 31, 1998 and the period July 17, 1997
                (commencement of operations) to December 31, 1997


                                                                                                   Restated (See Note 1)
                                                                                                   Period from July 17,
                                                                                                    1997 (commencement
                                                                                                     of operations) to
                                                                                                       December 31,
                                                                                        1998                  1997
                                                                                        ----       ---------------------
Income:

     Lease revenue                                                               $       38,730,887    $       23,268,420

     Interest income                                                                      2,561,342             1,402,495

     Interest income - affiliates                                                            98,735                    --

     Gain (loss) on sale/exchange of equipment                                            2,872,776            (1,397,772)
                                                                                 ------------------    ------------------

         Total income                                                                    44,263,740            23,273,143
                                                                                 ------------------    ------------------


Expenses:

     Depreciation and amortization                                                       24,052,618            16,495,596

     Write-down of investment securities - affiliate                                        186,105                    --

     Interest expense                                                                     9,676,338             4,915,321

     Interest expense - affiliate                                                           251,288               287,212

     Equipment management fees

       - affiliate                                                                        1,772,762             1,052,202

     Operating expenses - affiliate                                                       2,241,486             1,334,299

     Minority interest                                                                    7,286,173             1,413,050
                                                                                 ------------------    ------------------

         Total expenses                                                                  45,466,770            25,497,680
                                                                                 ------------------    ------------------


Net loss                                                                         $       (1,203,030)   $       (2,224,537)
                                                                                 ==================    ==================


                     The accompanying notes are an integral
                       part of these financial statements.

                              EQUIS II CORPORATION

     CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) for the year ended December 31, 1998 and the period July 17, 1997
              (commencement of operations) to December 31, 1997


                                                                                            Restated (See Note 1)
                                                                                            Period from July 17,
                                                                                             1997 (commencement
                                                                                              of operations) to
                                                                                                December 31,
                                                                  1998                                1997
                                                           --------------------------   ----------------------------------------
Common Stock:

    Balance at beginning of period                         $               30                  $               --

    Common stock issued (3,000 shares in 1997)                             --                                  30
                                                           ------------------                  ------------------

       Balance at end of period                            $               30                  $               30
                                                           ------------------                  ------------------


Additional Paid in Capital:

   Balance at beginning of period                          $        4,207,129                  $               --

   Assumption of debt by stockholders                                      --                           4,207,129
                                                           ------------------                  ------------------

      Balance at end of period                             $        4,207,129                  $        4,207,129
                                                           ------------------                  ------------------


Accumulated Deficit:

   Balance at beginning of period                          $       (3,592,410)                 $               --

   Net loss                                                        (1,203,030)     (1,203,030)         (2,224,537)     (2,224,537)

   Deemed distribution to affiliate                                        --                          (1,100,000)

   Accumulated deficit - ASIT Corp.                                        --                            (267,873)
                                                           ------------------                  ------------------

      Balance at end of period                             $       (4,795,440)                 $       (3,592,410)
                                                           ------------------                  ------------------


Unrealized Loss on Investment Securities - Affiliate:

    Balance at beginning of period                         $         (114,888)                 $               --

    Unrealized loss on investment securities                          (70,502)        (70,502)           (114,888)       (114,888)

    Reclassification adjustment for write-down                        185,390         185,390                  --
    of investment securities - affiliate                   ------------------                  ------------------

         Balance at end of period                          $               --                  $         (114,888)
                                                           ==================  --------------  ==================    -------------


                     The accompanying notes are an integral
                       part of these financial statements.


Comprehensive loss for the period                                              $   (1,088,142)                     $   (2,339,425)
                                                                               ==============                      ==============


                     The accompanying notes are an integral
                       part of these financial statements.

                              EQUIS II CORPORATION

                    CONSOLIDATED STATEMENTS OF CASH FLOWS
        for the year ended December 31, 1998 and the period July 17, 1997
                 (commencement of operations) to December 31, 1997


                                                                                                     Restated (See Note 1)
                                                                                                     Period from July 17,
                                                                                                      1997 (commencement
                                                                                                       of operations) to
                                                                                                         December 31,
                                                                                            1998               1997
                                                                                       -------------- --------------------
Cash flows from (used in) operating activities:

Net loss                                                                              $     (1,203,030)  $     (2,224,537)
Adjustments to reconcile net loss to net cash
   from operating activities:
     Depreciation and amortization                                                          24,052,618         16,495,596
     (Gain) loss on sale/exchange of equipment                                              (2,872,776)         1,397,772
     Write-down of investment securities - affiliate                                           186,105                 --
     Minority interest                                                                      (1,808,637)       (16,425,013)

Changes in assets and liabilities:
     Decrease (increase) in:
         Cash held in escrow                                                                 3,017,318         (3,017,318)
         Rents receivable                                                                    1,075,466          3,759,630
         Accounts receivable - affiliate                                                       767,645           (660,218)
         Interest receivable - affiliates                                                      (52,500)                --
         Notes receivable - affiliates                                                      (1,750,000)                --
         Other assets                                                                               --           (469,825)
     Increase (decrease) in:
         Accrued interest                                                                     (233,184)          (123,448)
         Accrued interest - affiliates                                                         251,289             70,123
         Accrued liabilities                                                                   850,300             (6,525)
         Accrued liabilities - affiliate                                                       964,185            545,865
         Deferred rental income                                                                633,090           (291,770)
         Other liabilities                                                                     197,950                 --
           Net cash from (used in) operating activities                               ----------------   ----------------
                                                                                            24,075,839           (949,668)
                                                                                      ----------------   ----------------

Cash flows from (used in) investing activities:
    Dividend received                                                                               --             41,939
    Purchase of equipment                                                                     (194,756)       (68,016,808)
    Proceeds from equipment sales                                                            8,876,904          3,348,239
    Investment - affiliate                                                                    (699,626)                --
            Net cash from (used in) investing activities                              ----------------   ----------------
                                                                                             7,982,522        (64,626,630)
                                                                                      ----------------   ----------------

Cash flows from (used in) financing activities:
    Proceeds from capital contributions                                                             --          4,275,744
    Restricted cash                                                                         13,006,553        (26,006,553)
    Proceeds from notes payable                                                                     --         92,904,129
    Principal payments - notes payable                                                     (29,481,428)       (19,196,213)
            Net cash from (used in) financing activities                              ----------------   ----------------
                                                                                           (16,474,875)        51,977,107
                                                                                      ----------------   ----------------

Net increase (decrease) in cash and cash equivalents                                        15,583,486        (13,599,191)

Cash and cash equivalents at beginning of period                                            20,357,737         33,956,928
                                                                                      ----------------   ----------------


                     The accompanying notes are an integral
                       part of these financial statements.


Cash and cash equivalents at end of period                                            $     35,941,223   $     20,357,737
                                                                                      ================   ================


Supplemental disclosure of cash flow information:
     Cash paid during the period for interest                                         $      9,909,521   $      5,038,769
                                                                                      ================   ================


Supplemental disclosure of non-cash activities:
     Purchase of AFG ASIT Corporation by indebtedness to an affiliate of $1,100,000 in 1997.

     During 1997, a Trust sold equipment to third parties which assumed related debt and interest of $2,624,639 and $13,998, respectively.

     See Notes 1, 2 and 3 to the financial statements.

                     The accompanying notes are an integral
                       part of these financial statements.

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OWNERSHIP

         Equis II Corporation (the "Company") is a special purpose S-corporation that was organized in the State of Delaware in 1997 for the purpose of acquiring and holding certain beneficiary interests in four Delaware Business Trusts (the "Trusts") sponsored by an affiliate, Equis Financial Group Limited Partnership ("EFG"). The operations of the Company commenced on July 17, 1997. On July 18, 1997, EFG purchased newly issued Class B Subordinated Interests in AFG Investment Trust A (822,863 interests), AFG Investment Trust B (997,373 interests), AFG Investment Trust C (3,019,220 interests), and AFG Investment Trust D (3,140,683 interests) (collectively, the "Interests"). The purchase of the Interests resulted in EFG having voting control of each of the Trusts. The Interests were initially purchased by EFG at a cost of $5 per Interest for an aggregate purchase price of $39,900,695. EFG borrowed all of the funds necessary to purchase the Interests as follows: $35,910,625 under a Demand Note from an institutional lender and $3,990,070 under a Demand Note from Old North Capital Limited Partnership ("ONC"), an affiliate of EFG and the Company. The acquisition of the Interests was accounted for by EFG under the purchase method of accounting. On the same day, EFG sold and transferred all of the Interests to the Company at EFG's cost. The Company also borrowed the funds necessary to purchase the Interests by entering into an Acquisition Credit Agreement with the aforementioned institutional lender for $35,910,625 and assuming the ONC Demand Note. The ONC Demand Note and accrued interest of $3,990,070 and $217,059, respectively, were assumed by Gary D. Engle and James A. Coyne, partners of ONC and stockholders of the Company, on December 31, 1997.

         On July 17, 1997, the Company acquired AFG ASIT Corporation, the Managing Trustee of the Trusts, from EFG in exchange for a Demand Note of $1,100,000. The acquisition, which was between related parties, was recorded at historical cost. The difference between the face amount of the demand note and the net amount of assets and liabilities assumed was reflected as a deemed distribution in the consolidated statement of stockholders' equity for the period ended December 31, 1997. As Managing Trustee of the Trusts, AFG ASIT Corporation has a 1% carried ownership interest in the Trusts and significant influence over the operations of the Trusts.

         The Company has two stockholders, Gary D. Engle, President, and James
A. Coyne, Vice President.

BASIS OF PRESENTATION

         The accompanying consolidated financial statements include the accounts of the Company, its wholly-owned subsidiary, AFG ASIT Corporation and the accounts of the Trusts. The Trusts have been consolidated as a result of the Company's ownership of the Interests, which represent a majority of the Trusts' outstanding voting interests. All intercompany balances have been eliminated in consolidation.

         As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income. Statement 130 establishes new rules for the reporting and the display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholders' equity. Statement 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in stockholders' equity, to be included in comprehensive income (loss). At December 31, 1997, the cumulative amount of other comprehensive losses was $114,888.

         PRIOR PERIOD ADJUSTMENT - The accompanying consolidated financial statements of the Company for the period from inception (July 17, 1997) through December 31, 1997, have been restated to include the accounts of the Trusts, which are controlled by the Company, and which were excluded in error from the previously issued consolidated financial statements of the Company.

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

OTHER ASSETS

         Other assets, consisting of capitalized borrowing costs, are amortized using the straight-line method over the related debt amortization period of 5 years. Accumulated amortization at December 31, 1998 and 1997 amounted to $140,951 and $46,983, respectively.

USE OF ESTIMATES

         The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

STATEMENT OF CASH FLOWS AND RESTRICTED CASH

         The Company and its affiliates consider liquid investment instruments purchased with a maturity of three months or less to be cash equivalents. From time to time, the Company and its affiliates invest excess cash with large institutional banks in federal agency discount notes and reverse repurchase agreements with overnight maturities. Under the terms of the agreements, title to the underlying securities passes to the Company or its affiliates. The securities underlying the agreements are book entry securities. At December 31, 1998, the Company and its affiliates had $43,255,000 invested in federal agency discount notes and reverse repurchase agreements secured by U.S. Treasury Bills or interests in U.S. Government securities. Cash of $13,000,000 was restricted as to its use pending the outcome of the Class Action Lawsuit described in Note
6. See also Note 8 regarding settlement of the Class Action Lawsuit.

INCOME TAXES

         No provision or benefit from income taxes is included in the accompanying financial statements. The stockholders are responsible for reporting their proportionate share of the Company's taxable income or loss and other tax attributes on their individual tax returns.

REVENUE RECOGNITION

         Rents are payable to the Trusts monthly, quarterly or semi-annually and no significant amounts are calculated on factors other than the passage of time. The leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred. Future minimum rents of $51,858,158 are due as follows:


         For the year ending December 31,      1999           $    23,680,520
                                               2000                16,512,899
                                               2001                 5,674,087
                                               2002                 4,479,006
                                               2003                 1,364,837
                                         Thereafter                   146,809
                                                              ---------------

                                              Total           $    51,858,158
                                                              ===============


EQUIPMENT ON LEASE

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

         All equipment is owned by the Trusts and was acquired from EFG, one of its affiliates or from third-party sellers. Equipment at cost means the actual cost paid by the Trusts to acquire the equipment, including acquisition fees. Where equipment was acquired from EFG or an affiliate, equipment at cost reflects the actual price paid for the equipment by EFG or the affiliate plus all actual costs incurred by EFG or the affiliate while carrying the equipment, including all liens and encumbrances, less the amount of all primary term rents earned by EFG or the affiliate prior to selling the equipment. Where the seller of the equipment was a third party, equipment at cost reflects the seller's invoice price.

DEPRECIATION AND AMORTIZATION

         The Trusts' depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is considered to correspond to each asset's primary lease term, which term generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trusts depreciate the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trusts continue to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life. Periodically, the Managing Trustee, AFG ASIT Corporation, evaluates the net carrying value of equipment to determine whether it exceeds estimated net realizable value. For purposes of this comparison, "net carrying value" represents, at a given date, the net book value (equipment cost less accumulated depreciation for financial reporting purposes) of the Trusts equipment and "net realizable value" represents, at the same date, the aggregate undiscounted cash flows resulting from future contracted lease payments plus the estimated residual value of the Trusts' equipment. AFG ASIT Corporation evaluates significant equipment assets, such as aircraft and vessels, individually. All other assets are evaluated collectively by equipment type unless AFG ASIT Corporation learns of specific circumstances, such as a lessee default, technological obsolescence, or other market developments, which could affect the net realizable value of particular assets. Adjustments to reduce the net carrying value of equipment are recorded in those instances where estimated net realizable value is considered to be less than net carrying value. To the extent that such adjustments were recorded, they are reflected separately on the accompanying Statement of Operations as Write-Down of Equipment.

         The ultimate realization of residual value for any type of equipment is dependent upon many factors, including EFG's ability to sell and re-lease equipment. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. EFG attempts to monitor these changes in order to identify opportunities which may be advantageous to the Trusts and which will maximize total cash returns for each asset.

ACCRUED LIABILITIES - AFFILIATE

         Unpaid fees and operating expenses paid by EFG on behalf of the Company or its affiliates and accrued but unpaid administrative charges and management fees are reported as accrued liabilities - affiliate on the accompanying Consolidated Balance Sheets.

MINORITY INTEREST

         The Company owns approximately 60% of the Trusts' outstanding voting securities in addition to all of the common stock of the Trusts' Managing Trustee, AFG ASIT Corporation. Accordingly, the accompanying financial statements consolidate the results of the Trusts. The Company owns approximately 21% and 32% of the Trusts' partners' capital at December 31, 1998 and 1997, respectively. The outside investors' interests in the Trusts are reflected on the accompanying Consolidated Balance Sheets as minority interest and their share of the respective income is reflected as minority interest on the Consolidated Statements of Operations.

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

NOTE 2 - EQUIPMENT

         At the date of the Company's acquisition of the Interests, July 17, 1997, the book value of the Trusts' equipment was approximately $104,500,000 and approximated fair value. At December 31, 1998, the Trusts' historical equipment cost and accumulated depreciation was $229,925,445 and $109,087,115, respectively.

         The Trusts are engaged in the business of leasing equipment to third parties and own a diversified portfolio of assets for such purpose. Equipment types include commercial aircraft, ocean-going vessels, materials handling, construction and mining, manufacturing, computers and peripherals, and retail store fixtures, among others. As equipment is sold to third parties, or otherwise disposed of, the Trusts recognize a gain or loss equal to the difference between the net book value of the equipment at the time of sale or disposition and the proceeds realized upon sale or disposition. The ultimate realization of estimated residual value in the equipment is dependent upon, among other things, EFG's ability to maximize proceeds from selling or re-leasing the equipment upon the expiration of the primary lease terms. At December 31, 1998, approximately 90% of the Trusts' aggregate equipment was subject to lease agreements and approximately 10% was held for sale or re-lease or being rented on a month-to-month basis. Equipment held for sale or re-lease included a McDonnell Douglas MD-82 aircraft formerly leased to Alaska Airlines, Inc. having a cost and net book value of $15,275,446 and $9,346,384, respectively (see Note 8 - Subsequent Events) and a SAAB SF340A aircraft formerly leased to Comair, Inc. having a cost and net book value of $4,421,116 and $1,415,736, respectively. AFG ASIT Corporation is actively seeking the sale of the SAAB SF 340A aircraft and the sale or re-lease of all other equipment not on lease. In the opinion of EFG, the acquisition cost of the Trusts' equipment did not exceed its fair market value.

         During August 1997, one of the Trusts exchanged certain locomotives for a proportionate interest in certain other locomotives. The Trust's original locomotives had a cost and a net book value of $4,819,218 and $3,151,503, respectively, and had associated indebtedness of $1,235,989 at the time of the exchange. The replacement locomotives were recorded at their estimated fair value of $4,574,485 and the Trust assumed associated debt of $3,120,127. The exchange resulted in the recognition of a net loss, for financial statement purposes, of $461,156.

         Certain of the Trusts' equipment and related lease payment streams were used to secure term loans with third-party lenders. At December 31, 1998, the Trusts' equipment included leveraged equipment having an original cost of approximately $138,280,000 and a net book value of approximately $102,306,000.

         Generally, the costs associated with maintaining, insuring and operating the Trusts' equipment are incurred by the respective lessees pursuant to terms specified in their individual lease agreements with the Trusts.

NOTE 3 - INVESTMENT SECURITIES - AFFILIATE / NOTE RECEIVABLE - AFFILIATE

         As a result of an asset exchange in 1997, one of the Trusts obtained 20,969 common shares of an affiliate, Semele Group Inc. ("Semele"), and has a beneficial interest in a Note from Semele (the "Semele Note") of $462,353. The Semele Note bears an annual interest rate of 10% and will be amortized over three years with mandatory principal reductions, if and to the extent that net proceeds are received by Semele from the sale or refinancing of its principal real estate asset consisting of an undeveloped 274-acre parcel of land near Malibu, California ("Rancho Malibu"). The Trust recognized interest income of $46,235 related to the Semele Note during the year ended December 31, 1998.

         In accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, marketable equity securities classified as available-for-sale are required to be carried at fair value. During the year ended December 31, 1998, the Trust decreased the carrying value of its investment in Semele common stock to $4.125 per share (the quoted price of the Semele stock on NASDAQ at December 31, 1998) resulting in an unrealized loss

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

in 1998 of $70,773. At December 31, 1998, AFG ASIT Corporation determined that the decline in market value of the Semele common stock was other-than-temporary. As a result, the Trust wrote down the cost of the Semele stock to $4.125 per share (the quoted price of the Semele stock on NASDAQ at December 31, 1998) for a total realized loss of $186,105 in 1998. At December 31, 1998, the carrying value of the Semele stock was $86,497.

NOTE 4 - NOTES PAYABLE

         To finance the Company's investment in the Interests, the Company borrowed $35,910,625 under an Acquisition Credit Agreement from an institutional lender and assumed $3,990,070 under the ONC Demand Note from EFG. The term note with the institutional lender bears a fluctuating interest rate based on either LIBOR plus 4.5% or Prime plus 2%, the applicable rate being selected at the discretion of the Company. The term note is secured by the general assets and stock of the Company. In addition, EFG has pledged its Special Beneficiary Interests in the Trusts as security for the term loan. Repayment of principal and interest on the term loan is governed by terms specified in the Acquisition Credit Agreement. At December 31, 1998, the term loan had a principal balance outstanding of $21,395,000.

         Notes payable at December 31, 1998 also consisted of installment notes of $71,784,009 payable to banks and institutional lenders. The notes bear interest rates ranging between 5.69% and 14.46%, except for one note, which bears a fluctuating interest rate based on LIBOR (5.54% at December 31, 1998) plus a margin. All of the installment notes are non-recourse, and are collateralized by the equipment and assignment of the related lease payments. Generally, the installment notes will be fully amortized by noncancellable rents. However, the Trusts have balloon payment obligations of $40,450,000, $4,117,864 and $1,129,684 at the expiration of certain lease terms (those related to an SAS Aircraft, certain rail equipment and an MD-87 jet aircraft leased by Reno Air, Inc., respectively). During 1998, pursuant to the lease agreement, SAS exercised its option to extend the term of the existing lease for a period of two years, beginning December 30, 1998. As a result of SAS exercising the renewal lease option, the balloon payment has been postponed until the termination of the two-year extension period.

Future principal payments due in connection with the above debt obligations are as follows:


            For the year ending December 31, 1999                          $        14,513,779
                                             2000                                   52,704,824
                                             2001                                    6,241,897
                                             2002                                   17,149,191
                                             2003                                    2,424,949
                              2004 and thereafter                                      144,369
                                                                           -------------------

                                            Total                          $        93,179,009
                                                                           ===================


         The Company issued a Demand Note in the amount of $1,100,000 (the "EFG Note") to acquire AFG ASIT Corporation from EFG. The note bears an annual interest rate of 11.5% and repayments thereof are subordinate to the Company's institutional indebtedness. The EFG Note is recorded as note payable - affiliate on the consolidated balance sheet. The carrying amount of the Company's indebtedness approximates fair value at December 31, 1998.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The Company purchased the Interests and acquired AFG ASIT Corporation from EFG (see Note 1). Mr. Engle, a stockholder in the Company, owns and controls the general partner of EFG and is a limited partner in EFG. Mr. Coyne, also a stockholder in the Company, is an officer of EFG. EFG holds an 8.25% Special Beneficiary Interest in each of the Trusts

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

and has deferred collection of distributions it is entitled to receive as Special Beneficiary in the Trusts until such time as the institutional indebtedness of the Company has been satisfied. Accordingly, EFG entered into a Pledge and Security Agreement (the "Pledge Agreement") with the Company's institutional lender. In consideration for EFG's pledge, the Company created a note in favor of EFG which accrues the equivalent of all amounts absorbed by the Company as a result of the Pledge Agreement. The accumulated debt balance to EFG accrues interest at the rate of 11.5% per annum and is subordinate to the Company's institutional indebtedness. At December 31, 1998, the Company owed EFG $1,617,295 for such amounts loaned pursuant to the Pledge Agreement. In addition, the Company owes EFG $30,014 for liabilities of AFG ASIT Corporation which existed at the date of the Company's acquisition of AFG ASIT Corporation. These liabilities are recorded as accrued liabilities - affiliate on the accompanying Consolidated Balance Sheet.

         At December 31, 1998, the Company had accrued interest of $321,412 related to the EFG Note (see Note 4) and amounts loaned by EFG pursuant to the Pledge Agreement. This amount is recorded as accrued interest - affiliate on the Consolidated Balance Sheet. The collection of such amount is deferred until such time as the institutional indebtedness of the Company has been satisfied.

         On August 8, 1998, the Company extended a loan of $1,750,000 to Mr. Engle and Mr. Coyne. The corresponding note receivable bears an interest rate of 7.5% and is payable on August 8, 2007.

         All operating expenses incurred by the Trusts are paid by EFG on behalf of the Trusts and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the year ended December 31, 1998 and the period ended December 31, 1997, which were paid or accrued by the Trusts to EFG or its Affiliates, are as follows:


                                                                         1998                  1997
                                                                   ---------------        --------------

               Equipment acquisition fees                          $         5,378       $     1,958,975
               Equipment management fees                                 1,772,762             1,052,202
               Offering costs                                                   --               399,693
               Administrative charges                                      309,732               158,698
               Reimbursable operating
                   expenses due to third parties                         1,884,662             1,167,051
                                                                   ---------------       ---------------

                                              Total                $     3,972,534       $     4,736,619
                                                                   ===============       ===============


EFG and its Affiliates were reimbursed for their out-of-pocket offering costs incurred on behalf of the Trusts in an amount equal to 1% of the gross proceeds of the four trusts which sold Class B Interests, pursuant to the Registration Statement on Form S-1.

         As provided under the terms of the Trust Agreement, EFG is compensated for its services to the Trusts. Such services include all aspects of acquisition, management and sale of equipment. For acquisition services, EFG was compensated by an amount equal to .28% of Asset Base Price paid by the Trusts for each asset acquired for the Trusts' initial asset portfolio. For reinvestment acquisitions during the Trusts' initial reinvestment periods, EFG was compensated by an amount equal to 3% of Asset Base Price paid by the Trusts. For subsequent reinvestment activity, EFG is compensated by an amount equal to 1% of asset base price paid by the Trusts. For management services, EFG is compensated by an amount equal to (i) 5% of gross operating lease rental revenue and 2% of gross full payout lease rental revenue received by the Trusts with respect to assets acquired on or prior to the expiration of their initial reinvestment periods or (ii) 2% of gross lease rental revenue received by the Trusts for equipment acquisitions subsequent to the initial reinvestment periods. Both of these fees are subject to certain limitations defined in the Trust Agreements. For non-equipment investments other than cash, AFG ASIT Corporation receives an annualized management fee of 1%.

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

         Administrative charges represent amounts owed to EFG, pursuant to
Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trusts. Reimbursable operating expenses due to third parties represent costs paid by EFG on behalf of the Trusts which are reimbursed to EFG at actual cost.

         All equipment was purchased from EFG, one of its Affiliates, or directly from third-party sellers. The Trusts' purchase price is determined by the method described in Note 1, Equipment on Lease.

         All rents and proceeds from the sale of equipment are paid by the lessees directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trusts. At December 31, 1998, the Trusts were owed $1,300,208 by EFG for such funds and the interest thereon. These funds were remitted to the Trusts in January 1999.

         During 1998, one of the Trusts purchased limited partnership units (the "Units") in AFG International Limited Partnership (the "Partnership"), a real estate limited partnership sponsored by EFG that owns two commercial buildings leased to an investment-grade educational institution. The Trust purchased 7.25 Units at a cost of $100,000 per unit for an aggregate purchase price of $725,000. As a result of the purchase of the Units, the Trust owns approximately 22.5% of the Partnership. The Trust accounts for its investment in the Partnership under the equity method of accounting. As such, the carrying value of the Trust's investment in the Partnership is increased or decreased by an amount equal to the Trust's share of the Partnership's income or losses, respectively, and decreased for any distributions received from the Partnership. At December 31, 1998, this investment had a carrying balance of $699,626 and is reflected as Investment - affiliate on the accompanying Consolidated Balance Sheet.

NOTE 6 - LEGAL PROCEEDINGS

         On or about January 15, 1998, certain plaintiffs (the "Plaintiffs") filed a class and derivative action, captioned LEONARD ROSENBLUM, ET AL. V. EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, ET AL., in the United States District Court for the Southern District of Florida (the "Court") on behalf of a proposed class of investors in 28 equipment leasing programs sponsored by EFG, including the Trusts (collectively, the "Nominal Defendants"), against EFG and a number of its affiliates, including AFG ASIT Corporation, as defendants (collectively, the "Defendants"). Certain of the Plaintiffs, on or about June 24, 1997, had filed an earlier derivative action, captioned LEONARD ROSENBLUM, ET AL. V. EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, ET AL., in the Superior Court of the Commonwealth of Massachusetts on behalf of the Nominal Defendants against the Defendants. Both actions are referred to herein collectively as the "Class Action Lawsuit."

         The Plaintiffs have asserted, among other things, claims against the Defendants on behalf of the Nominal Defendants for violations of the Securities Exchange Act of 1934, common law fraud, breach of contract, breach of fiduciary duty, and violations of the partnership or trust agreements that govern each of the Nominal Defendants. The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breached any fiduciary duties to the Plaintiffs or the Nominal Defendants.

         On July 16, 1998, counsel for the Defendants and the Plaintiffs executed a Stipulation of Settlement setting forth terms pursuant to which a settlement of the Class Action Lawsuit is intended to be achieved and which, among other things, is expected to reduce the burdens and expenses attendant to continuing litigation. The Stipulation of Settlement was based upon and superseded a Memorandum of Understanding between the parties dated March 9, 1998 which outlined the terms of a possible settlement. The Stipulation of Settlement was filed with the Court on July 23, 1998 and was preliminarily approved by the Court on August 20, 1998 when the Court issued its "Order Preliminarily Approving Settlement, Conditionally Certifying Settlement Class and Providing for Notice of, and Hearing on, the Proposed Settlement" (the "August 20 Order"). On March 15, 1999, counsel for the Plaintiffs and the Defendants entered into an amended stipulation of settlement (the "Amended Stipulation") which was filed with the Court on March 15, 1999. The Amended Stipulation

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

was preliminarily approved by the Court by its "Modified Order Preliminarily Approving Settlement, Conditionally Certifying Settlement Class and Providing For Notice of, and Hearing On, the Proposed Settlement" dated March 22, 1999 (the "March 22 Order"). The Amended Stipulation, among other things, divided the Class Action Lawsuit into two separate sub-classes that can be settled individually. See Note 8 - Subsequent Events.

         In addition to the foregoing, the Trusts are parties to other lawsuits that have arisen out of the conduct of its business, principally involving disputes or disagreements with lessees over lease terms and conditions. The following action had not been finally adjudicated at December 31, 1998:

ACTION INVOLVING NATIONAL STEEL CORPORATION

         EFG, on behalf of the Trusts and certain affiliated investment programs (collectively, the "Plaintiffs"), filed an action in the Commonwealth of Massachusetts Superior Court, Department of the Trial Court in and for the County of Suffolk on July 27, 1995, for damages and declaratory relief against a lessee of the Trusts, National Steel Corporation ("National Steel"). The Complaint seeks reimbursement from National Steel of certain sales and/or use taxes paid to the State of Illinois in connection with equipment leased by National Steel from the Plaintiffs and other remedies provided under the Master Lease Agreement ("MLA"). On August 30, 1995, National Steel filed a Notice of Removal, which removed the case to United States District Court, District of Massachusetts. On September 7, 1995, National Steel filed its Answer to the Plaintiff's Complaint along with Affirmative Defenses and Counterclaims and sought declaratory relief, alleging breach of contract, implied covenant of good faith and fair dealing, and specific performance. The Plaintiffs filed an Answer to National Steel's Counterclaims on September 29, 1995. The parties discussed settlement with respect to this matter for some time; however, the negotiations were unsuccessful. The Plaintiffs filed an Amended and Supplemental Complaint alleging further default under the MLA and filed a motion for Summary Judgment on all claims and Counterclaims. The Court held a hearing on the Plaintiff's motion in December 1997 and later entered a decision dismissing certain of National Steel's Counterclaims, finding in favor of the Plaintiffs on certain issues and in favor of National Steel on other issues. In March 1999, the Plaintiffs obtained payment for certain of the disputed items and have resumed settlement discussions to resolve remaining issues. AFG ASIT Corporation does not believe that the resolution of the remaining claims will have a material effect on the Trusts' financial position or results of operations. See Note 8 - Subsequent Events.

NOTE 7 - YEAR 2000 (UNAUDITED)

         The Year 2000 Issue generally refers to the capacity of computer programming logic to correctly identify the calendar year. Many companies utilize computer programs or hardware with date sensitive software or embedded chips that could interpret dates ending in "00" as the year 1900 rather than the year 2000. In certain cases, such errors could result in system failures or miscalculations that disrupt the operations of the affected businesses. The Company uses information systems provided by EFG and has no information systems of its own. EFG has adopted a plan to address the Year 2000 Issue that consists of four phases: assessment, remediation, testing, and implementation and has elected to utilize principally internal resources to perform all phases. EFG has completed substantially all of its Year 2000 project at an aggregate cost of less than $50,000 and at a di minimus cost to the Company. All costs incurred in connection with EFG's Year 2000 project have been expensed as incurred.

         EFG's primary information software was coded by a third party at the point of original design to use a four digit field to identify calendar year. All of the Company's and the Trusts' lease billings, cash receipts and equipment remarketing processes are performed using this proprietary software. In addition, EFG has gathered information about the Year 2000 readiness of significant vendors and third party servicers and continues to monitor developments in this area. All of EFG's peripheral computer technologies, such as its network operating system and third-party software applications, including payroll and electronic banking, have been evaluated for potential programming changes and have required only minor modifications to function properly with respect to dates in the year 2000 and thereafter. EFG understands that each of its, the Company's and the Trusts' significant vendors and third-party servicers are in the process, or have completed the process, of

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

making their systems Year 2000 compliant. Substantially all parties queried indicated that their systems would be Year 2000 compliant by the end of 1998.

         Presently, EFG is not aware of any outside customer with a Year 2000 Issue that would have a material effect on the Company's or Trusts' results of operations, liquidity, or financial position. The Company's and Trusts' equipment leases were structured as triple net leases, meaning that the lessees are responsible for, among other things, (i) maintaining and servicing all equipment during the lease term, (ii) ensuring that all equipment functions properly and is returned in good condition, normal wear and tear excepted, and
(iii) insuring the assets against casualty and other events of loss. Non-compliance with lease terms on the part of a lessee, including failure to address Year 2000 Issues, could result in lost revenues and impairment of residual values of the Company's equipment assets under a worst-case scenario.

         EFG believes that its Year 2000 compliance plan will be effective in resolving all material Year 2000 risks in a timely manner and that the Year 2000 Issue will not pose significant operational problems with respect to its computer systems or result in a system failure or disruption of its, the Company's or the Trusts' business operations. However, EFG has no means of ensuring that all customers, vendors and third-party servicers will conform ultimately to Year 2000 standards. The effect of this risk to the Company is not determinable.

NOTE 8 - SUBSEQUENT EVENTS

EQUIPMENT

         In January 1999, certain Trusts sold a McDonnell Douglas MD-82 aircraft formerly leased to Alaska Airlines, Inc. The Trusts received sale proceeds of $10,402,965. At December 31, 1998, the net carrying value of this aircraft to the Trusts was $9,346,384.

INVESTMENT IN KETTLE VALLEY

         On March 1, 1999, certain Trusts (collectively, the "Buyers") formed EFG/Kettle Development LLC, a Delaware limited liability company, for the purpose of acquiring a 49.9% indirect ownership interest (the "Interest") in a real estate development in Kelowna, British Columbia called Kettle Valley. EFG/Kettle Development LLC, upon receiving the Buyers' equity investment, purchased the Interest from a special purpose company ("SPC") whose subsidiaries own a 99.9% limited partnership interest in Kettle Valley Development Limited Partnership ("KVD LP"). The SPC and its subsidiaries were established by the seller, in part, for income tax purposes and have no business interests other than the development of Kettle Valley. KVD LP is a Canadian Partnership that owns the property, consisting of approximately 280 acres of land. The project, which is in the early stages of being marketed to home buyers, is zoned for 1,000 residential units in addition to commercial space that, currently, is being constructed. The seller is an unaffiliated third-party company and has retained the remaining 50.1% ownership interest in the SPC. A newly organized Canadian affiliate of EFG replaced the original general partner of KVD LP on March 1, 1999.

         The Trusts' ownership share in EFG/Kettle Development LLC had a cost of $8,750,000, which was funded with cash of $6,116,847 and a non-recourse note for $2,633,153. The note bears interest at an annualized rate of 7.5% and will be fully amortized over 34 months commencing April 1, 1999. The note is secured only by the Trusts' stock interests in the SPC. In addition, the seller purchased a residual sharing interest in a Boeing 767-300 owned by the Buyers and leased to Scandinavian Airlines System. The seller paid $3,013,206 to the Buyers for the residual interest, which is subordinate to

EQUIS II CORPORATION

Notes to the Consolidated Financial Statements

(Continued)

certain preferred payments to be made to the Buyers in connection with the aircraft. Payment of the residual interest is due only to the extent that the Trusts receive net residual proceeds from the aircraft. The residual interest is non-recourse to the Buyers.

ACTION INVOLVING NATIONAL STEEL

         On May 10, 1999, EFG, on behalf of the Trusts and certain affiliated investment programs, entered into an agreement with National Steel to settle all outstanding matters of dispute.

CLASS ACTION LAWSUIT

         On May 26, 1999, the Court entered an Order and Final Judgment approving settlement of the Trust Class and the transactions contemplated thereby, finding that the settlement is in all respects, fair, reasonable and adequate. The second action, not involving the Trusts, remains pending.

CONSOLIDATED FINANCIAL STATEMENTS OF EQUIS II - SEPTEMBER 30, 1999.

                              EQUIS II CORPORATION

                           CONSOLIDATED BALANCE SHEETS
                    September 30, 1999 and December 31, 1998

                                   (Unaudited)


                                                                                   September 30,        December 31,
                                                                                       1999                 1998
                                                                                   -------------        ------------
ASSETS

Cash and cash equivalents                                                           $      50,015,579   $      35,941,223
Restricted cash                                                                                    --          13,000,000
Marketable securities                                                                         391,540                  --
Marketable securities - affiliate                                                             114,019              86,497
Rents receivable                                                                              927,721           3,086,824
Accounts receivable - affiliate                                                             1,027,181           1,300,208
Loan receivable - Kettle Valley                                                               100,000                  --
Investment in Kettle Valley                                                                 8,837,500                  --
Interest receivable - affiliates                                                              150,668              52,500
Notes receivable - affiliates                                                               2,212,353           2,212,353
Investment in Kirkwood                                                                      6,060,000                  --
Investment - affiliate                                                                        668,813             699,626
Equipment at cost, net of accumulated depreciation                                         97,853,953         120,838,330
Other assets, net                                                                             461,766             328,874
                                                                                    -----------------   -----------------

                                                                                    $     168,821,093   $     177,546,435
                                                                                    =================   =================


LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY (DEFICIT)

Notes payable                                                                      $      85,729,189    $      93,179,009
Note payable - affiliate                                                                   1,100,000            1,100,000
Accrued interest                                                                             663,205              743,813
Accrued interest - affiliates                                                                580,431              321,412
Accrued liabilities                                                                          160,092              905,000
Accrued liabilities - affiliate                                                            2,272,775            1,798,734
Deferred rental income                                                                       265,066              914,414
Other liabilities                                                                          3,013,206              197,950
Cash distributions payable                                                                   899,201              899,201
                                                                                   -----------------    -----------------

          Total liabilities                                                               94,683,165          100,059,533
                                                                                   -----------------    -----------------


Minority interest                                                                         73,843,537           78,075,183
                                                                                   -----------------    -----------------


                     The accompanying notes are an integral
                       part of these financial statements.


Stockholders' equity (deficit):
   Common stock, $0.01 par value, 3,000 shares authorized
    and issued                                                                                    30                   30
   Additional paid in capital                                                              4,207,129            4,207,129
   Accumulated deficit                                                                    (3,961,144)          (4,795,440)
   Net unrealized gains                                                                       48,376                   --
                                                                                   -----------------    -----------------

          Total stockholders' equity (deficit)                                               294,391             (588,281)
                                                                                   -----------------    -----------------

                                                                                   $     168,821,093    $     177,546,435
                                                                                   =================    =================


                     The accompanying notes are an integral
                       part of these financial statements.

                              EQUIS II CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              for the nine months ended September 30, 1999 and 1998

                                   (Unaudited)


                                                                                        1999                  1998
                                                                                 ------------------    -----------
Income:

     Lease revenue                                                               $       21,205,448    $       30,325,076

     Interest income                                                                      1,977,186             1,973,700

     Interest income - affiliates                                                           132,750                34,582

     Gain on sale of equipment                                                            3,618,718             2,590,805

     Management fee income                                                                   80,238                    --

     Other income                                                                         1,054,759                    --
                                                                                 ------------------    ------------------

         Total income                                                                    28,069,099            34,924,163
                                                                                 ------------------    ------------------


Expenses:

     Depreciation and amortization                                                       11,840,283            19,585,289

     Interest expense                                                                     5,574,539             7,577,091

     Interest expense - affiliates                                                          259,020               176,221

     Equipment management fees - affiliate                                                1,070,079             1,386,624

     Operating expenses - affiliate                                                       2,320,079             1,715,433

     Minority interest                                                                    6,170,803             4,140,232
                                                                                 ------------------    ------------------

         Total expenses                                                                  27,234,803            34,580,890
                                                                                 ------------------    ------------------


Net income                                                                       $          834,296    $          343,273
                                                                                 ==================    ==================


                     The accompanying notes are an integral
                       part of these financial statements.

                              EQUIS II CORPORATION

               CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS'
                   EQUITY (DEFICIT) for the nine months ended
                               September 30, 1999

                                   (Unaudited)


Common Stock:

     Balance at beginning of period                                                  $               30

     Common stock issued                                                                             --

         Balance at end of period                                                    $               30
                                                                                     ------------------


Additional Paid in Capital:

     Balance at beginning of period                                                  $        4,207,129

     Common stock issued                                                                             --

         Balance at end of period                                                    $        4,207,129
                                                                                     ------------------


Accumulated Deficit:

     Balance at beginning of period                                                  $       (4,795,440)

     Net income                                                                                 834,296         834,296
                                                                                     ------------------

         Balance at end of period                                                    $       (3,961,144)
                                                                                     ------------------


Unrealized Gain on Marketable Securities:

     Balance at beginning of period                                                  $               --

     Unrealized gain on marketable securities                                                    48,376          48,376
                                                                                     ------------------

         Balance at end of period                                                    $           48,376
                                                                                     ==================  --------------


Comprehensive income for the period                                                                      $      882,672
                                                                                                         ==============


                     The accompanying notes are an integral
                       part of these financial statements.

                              EQUIS II CORPORATION

                    CONSOLIDATED STATEMENTS OF CASH FLOWS
           for the nine months ended September 30, 1999 and 1998

                                   (Unaudited)


                                                                                            1999               1998
                                                                                      ----------------   ----------------
Cash flows from (used in) operating activities:

Net income                                                                            $        834,296   $        343,273

Adjustments to reconcile net income to net cash
 from operating activities:
     Depreciation and amortization                                                          11,840,283         19,585,289
     Gain on sale of equipment                                                              (3,618,718)        (2,590,805)
     Minority interest                                                                      (4,281,010)        (2,732,304)

Changes in assets and liabilities:
     Decrease (increase) in:
         Cash held in escrow                                                                        --            (56,891)
         Rents receivable                                                                    2,159,103          2,591,220
         Accounts receivable - affiliate                                                       273,027            600,210
         Loan receivable - Kettle Valley                                                      (100,000)                --
         Interest receivable - affiliates                                                      (98,168)                --
         Other assets                                                                         (258,834)                --
     Increase (decrease) in:
         Accrued interest                                                                      (80,608)          (125,678)
         Accrued interest - affiliates                                                         259,019            176,221
         Accrued liabilities                                                                  (744,908)           631,583
         Accrued liabilities - affiliate                                                       474,041            777,689
         Deferred rental income                                                               (649,348)           101,375
         Other liabilities                                                                    (197,950)                --
         Notes receivable - affiliates                                                              --         (1,750,000)
                                                                                      ----------------   ----------------

           Net cash from operating activities                                                5,810,225         17,551,182
                                                                                      ----------------   ----------------

Cash flows from (used in) investing activities:
     Investment in Kettle Valley                                                            (6,204,347)                --
     Investment in Kirkwood                                                                 (6,060,000)                --
     Purchase of marketable securities                                                        (321,322)                --
     Other liabilities                                                                       3,013,206                 --
     Purchase of equipment                                                                          --           (194,756)
     Proceeds from equipment sales                                                          14,888,754          7,324,856
     Investment - affiliate                                                                     30,813           (712,313)
                                                                                      ----------------   ----------------

            Net cash from investing activities                                               5,347,104          6,417,787
                                                                                      ----------------   ----------------

Cash flows from (used in) financing activities:
     Principal payments - notes payable                                                    (10,082,973)       (26,027,586)
     Restricted cash                                                                        13,000,000         13,082,834
                                                                                      ----------------   ----------------

           Net cash from (used in) financing activities                                      2,917,027        (12,944,752)
                                                                                      ----------------   ----------------


                     The accompanying notes are an integral
                       part of these financial statements.


Net increase in cash and cash equivalents                                                   14,074,356         11,024,217

Cash and cash equivalents at beginning of period                                            35,941,223         20,357,737
                                                                                      ----------------   ----------------

Cash and cash equivalents at end of period                                            $     50,015,579   $     31,381,954
                                                                                      ================   ================

Supplemental disclosure of cash flow information:

     Cash paid during the period for interest                                         $      5,655,148   $      7,702,769
                                                                                      ================   ================


Supplemental disclosure of non-cash activities:

     See Note 3 to the financial statements.

                     The accompanying notes are an integral
                       part of these financial statements.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OWNERSHIP

         Equis II Corporation (the "Company") is a special purpose S-corporation that was organized in the State of Delaware in 1997 for the purpose of acquiring and holding certain beneficiary interests in four Delaware Business Trusts (the "Trusts") sponsored by an affiliate, Equis Financial Group Limited Partnership ("EFG"). The operations of the Company commenced on July 17, 1997. On July 18, 1997, EFG purchased newly issued Class B Subordinated Interests in AFG Investment Trust A (822,863 interests), AFG Investment Trust B (997,373 interests), AFG Investment Trust C (3,019,220 interests), and AFG Investment Trust D (3,140,683 interests) (collectively, the "Interests"). The purchase of the Interests resulted in EFG having voting control of each of the Trusts. The Interests were initially purchased by EFG at a cost of $5 per Interest for an aggregate purchase price of $39,900,695. EFG borrowed all of the funds necessary to purchase the Interests as follows: $35,910,625 under a Demand Note from an institutional lender and $3,990,070 under a Demand Note from Old North Capital Limited Partnership ("ONC"), an affiliate of EFG and the Company. The acquisition of the Interests was accounted for by EFG under the purchase method of accounting. On the same day, EFG sold and transferred all of the Interests to the Company at EFG's cost. The Company also borrowed the funds necessary to purchase the Interests by entering into an Acquisition Credit Agreement with the aforementioned institutional lender for $35,910,625 and assuming the ONC Demand Note. The ONC Demand Note and accrued interest of $3,990,070 and $217,059, respectively, were assumed by Gary D. Engle and James A. Coyne, partners of ONC and stockholders of the Company, on December 31, 1997.

         On July 17, 1997, the Company acquired AFG ASIT Corporation, the Managing Trustee of the Trusts, from EFG in exchange for a Demand Note of $1,100,000. The acquisition, which was between related parties, was recorded at historical cost. The difference between the face amount of the demand note and the net amount of assets and liabilities assumed was reflected as a deemed distribution in the consolidated statement of stockholders' equity for the period ended December 31, 1997. As Managing Trustee of the Trusts, AFG ASIT Corporation has a 1% carried ownership interest in the Trusts and significant influence over the operations of the Trusts.

         The Company has two stockholders, Gary D. Engle, President, and James
A. Coyne, Vice President.

BASIS OF PRESENTATION

         The accompanying consolidated financial statements include the accounts of the Company, its wholly-owned subsidiary, AFG ASIT Corporation and the accounts of the Trusts. The Trusts have been consolidated as a result of the Company's ownership of the Interests, which represent a majority of the Trusts' outstanding voting interests. All intercompany balances have been eliminated in consolidation. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary to present fairly the financial position for the nine month periods ended September 30, 1999 and 1998 have been made and are reflected.

OTHER ASSETS

         Other assets, consisting of capitalized borrowing costs, are amortized using the straight-line method over the related debt amortization period of 5 years. Accumulated amortization at September 30, 1999 and December 31, 1998 amounted to $266,893 and $140,951, respectively.

USE OF ESTIMATES

         The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH EQUIVALENTS AND MARKETABLE SECURITIES

         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Marketable securities consist of equity securities which are classified as available-for-sale. Available-for-sale securities are carried at fair value, with unrealized gains and losses reported as a separate component of stockholders' equity. The Company recorded an unrealized gain on available-for-sale securities of $48,376 during the nine months ended September 30, 1999 that is included as a separate component of stockholders' equity.

INCOME TAXES

         No provision or benefit from income taxes is included in the accompanying financial statements. The stockholders are responsible for reporting their proportionate share of the Company's taxable income or loss and other tax attributes on their individual tax returns.

REVENUE RECOGNITION

         Rents are payable to the Trusts monthly, quarterly or semi-annually and no significant amounts are calculated on factors other than the passage of time. The leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred. Future minimum rents of $33,682,536 are due as follows:


           For the year ending September 30, 2000                          $        17,954,302
                                             2001                                    7,753,574
                                             2002                                    5,850,035
                                             2003                                    1,831,007
                                             2004                                      293,618
                                                                           -------------------

                                            Total                          $        33,682,536
                                                                           ===================


EQUIPMENT ON LEASE

         All equipment is owned by the Trusts and was acquired from EFG, one of its affiliates or from third-party sellers. Equipment at cost means the actual cost paid by the Trusts to acquire the equipment, including acquisition fees. Where equipment was acquired from EFG or an affiliate, equipment at cost reflects the actual price paid for the equipment by EFG or the affiliate plus all actual costs incurred by EFG or the affiliate while carrying the equipment, including all liens and encumbrances, less the amount of all primary term rents earned by EFG or the affiliate prior to selling the equipment. Where the seller of the equipment was a third party, equipment at cost reflects the seller's invoice price.

DEPRECIATION AND AMORTIZATION

         The Trusts' depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is considered to correspond to each asset's primary lease term, which term generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trusts depreciate the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trusts continue to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

         The ultimate realization of residual value for any type of equipment is dependent upon many factors, including EFG's ability to sell and re-lease equipment. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. EFG attempts to monitor these changes in order to identify opportunities which may be advantageous to the Trusts and which will maximize total cash returns for each asset.

ACCRUED LIABILITIES - AFFILIATE

         Unpaid fees and operating expenses paid by EFG on behalf of the Company or its affiliates and accrued but unpaid administrative charges and management fees are reported as accrued liabilities - affiliate on the accompanying Consolidated Balance Sheets.

MINORITY INTEREST

         The Company owns approximately 60% of the Trusts' outstanding voting securities in addition to all of the common stock of the Trusts' Managing Trustee, AFG ASIT Corporation. Accordingly, the accompanying financial statements consolidate the results of the Trusts. The Company owns approximately 22% and 21% of the Trusts' partners' capital at September 30, 1999 and December 31, 1998, respectively. The outside investors' interests in the Trusts are reflected on the accompanying Consolidated Balance Sheets as minority interest and their share of income is reflected as minority interest on the Consolidated Statements of Operations.

NOTE 2 - EQUIPMENT

         At September 30, 1999, the Trusts' historical equipment cost and accumulated depreciation was $184,715,418 and $86,861,465, respectively.

         The Trusts are engaged, among other things, in the business of leasing equipment to third parties and own a diversified portfolio of assets for such purpose. Equipment types include, but are not limited to, commercial aircraft, ocean-going vessels, materials handling, construction and mining, manufacturing, computers and peripherals, and retail store fixtures. As equipment is sold to third parties, or otherwise disposed of, the Trusts recognize a gain or loss equal to the difference between the net book value of the equipment at the time of sale or disposition and the proceeds realized upon sale or disposition. The ultimate realization of estimated residual value in the equipment is dependent upon, among other things, EFG's ability to maximize proceeds from selling or re-leasing the equipment upon the expiration of the primary lease terms. At September 30, 1999, approximately 96% of the Trusts' aggregate equipment was subject to lease agreements and approximately 4% was held for sale or re-lease or being rented on a month-to-month basis. Equipment held for sale or re-lease included a SAAB SF340A aircraft formerly leased to Comair, Inc. having a cost and net book value of $4,421,116 and $1,231,246, respectively. AFG ASIT Corporation is actively seeking the sale of the SAAB SF340A aircraft and the sale or re-lease of all other equipment not on lease. In the opinion of EFG, the acquisition cost of the Trusts' equipment did not exceed its fair market value.

NOTE 3 - INVESTMENT IN KETTLE VALLEY

         On March 1, 1999, certain Trusts (collectively, the "Buyers") formed EFG/Kettle Development LLC, a Delaware limited liability company, for the purpose of acquiring a 49.9% indirect ownership interest (the "Interest") in a real estate development in Kelowna, British Columbia called Kettle Valley. EFG/Kettle Development LLC, upon receiving the Buyers' equity investment, purchased the Interest from a special purpose company ("SPC") whose subsidiaries own a 99.9% limited partnership interest in Kettle Valley Development Limited Partnership ("KVD LP"). The SPC and its subsidiaries were established by the seller, in part, for income tax purposes and have no business interests other than the development of Kettle Valley. KVD LP is a Canadian Partnership that owns the property, consisting of approximately 280 acres of land. The project, which is in the early stages of being marketed to home buyers, is zoned for 1,000 residential units in addition to commercial space that, currently, is being constructed. The seller is an unaffiliated third-party company and has retained the remaining 50.1% ownership interest in the SPC. A newly organized Canadian affiliate of EFG replaced the original general partner of KVD LP on March 1,

1999.

         The Buyer's ownership share in EFG/Kettle Development LLC had a cost of $8,750,000, which was funded with cash of $6,116,847 and a non-recourse note for $2,633,153. The note bears interest at an annualized rate of 7.5% and will be fully amortized over 34 months commencing April 1, 1999. The note is secured only by the Buyer's stock interests in the SPC. In addition, the seller purchased a residual sharing interest in a Boeing 767-300 owned by the Buyers and leased to Scandinavian Airlines System. The seller paid $3,013,206 to the Buyers for the residual interest, which is subordinate to certain preferred payments to be made to the Buyers in connection with the aircraft. Payment of the residual interest is due only to the extent that the Buyers receive net residual proceeds from the aircraft. The residual interest is non-recourse to the Buyers and is reflected as Other Liabilities on the accompanying Balance Sheet at September 30, 1999. Investment in Kettle Valley at September 30, 1999 represents actual cost paid by the Trusts plus a 1% acquisition fee.

NOTE 4 - INVESTMENT SECURITIES - AFFILIATE / NOTE RECEIVABLE - AFFILIATE

         As a result of an asset exchange in 1997, one of the Trusts owns 20,969 common shares of an affiliate, Semele Group Inc. ("Semele"), and has a beneficial interest in a Note from Semele (the "Semele Note") of $462,353. The Semele Note matures in April, 2000 and bears an annual interest rate of 10% with mandatory principal reductions, if and to the extent that net proceeds are received by Semele from the sale or refinancing of its principal real estate asset consisting of an undeveloped 274-acre parcel of land near Malibu, California ("Rancho Malibu"). The Trust recognized interest income of $34,582 related to the Semele Note during the nine months ended September 30, 1999.

         In accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, marketable equity securities classified as available-for-sale are required to be carried at fair value. During the nine months ended September 30, 1999, the Trust increased the carrying value of its investment in Semele common stock to $5.4375 per share (the quoted price on the NASDAQ SmallCap market at September 30, 1999), resulting in an unrealized gain of $27,522.

NOTE 5 - INVESTMENT IN KIRKWOOD

         On May 1, 1999, the Trusts and Semele formed EFG/Kirkwood Capital LLC ("EFG/Kirkwood") for the purpose of acquiring preferred and common stock interests in Kirkwood Associates Inc. ("KAI"). The Trusts purchased Class A Interests in EFG/Kirkwood and Semele purchased Class B Interests in EFG/Kirkwood. Generally, the Class A Interest holders are entitled to certain preferred returns prior to distribution payments to the Class B Interest holders. KAI owns a ski resort, a local public utility, and land which is held for development. The resort is located in Kirkwood, California and is approximately 30 miles from South Lake Tahoe, Nevada. The Trusts' ownership interest in EFG/Kirkwood had a cost of $6,060,000, including a 1% acquisition fee ($60,000) paid to EFG.

NOTE 6 - NOTES PAYABLE

         To finance the Company's investment in the Interests, the Company borrowed $35,910,625 under an Acquisition Credit Agreement from an institutional lender and assumed $3,990,070 under the ONC Demand Note from EFG. The term note with the institutional lender bears a fluctuating interest rate based on either LIBOR plus 4.5% or Prime plus 2%, the applicable rate being selected at the discretion of the Company. The term note is secured by the general assets and stock of the Company. In addition, EFG has pledged its Special Beneficiary Interests in the Trusts as security for the term loan. Repayment of principal and interest on the term loan is governed by terms specified in the Acquisition Credit Agreement. At September 30, 1999, the term loan had a principal balance outstanding of $19,540,000.

         Notes payable at September 30, 1999 also consisted of installment notes of $66,189,189 payable to banks and institutional lenders. The notes bear interest rates ranging between 6.76% and 14.46%, except for one note, which bears a fluctuating interest rate based on LIBOR (5.38% at September 30, 1999) plus a margin. All of the installment notes are non-recourse, and are collateralized by the equipment and assignment of the related lease payments. Generally, the installment notes will be fully amortized by noncancellable rents. However, the Trusts have balloon payment obligations of $40,450,000, $4,117,864 and $1,129,684 at the expiration of certain lease terms (those related to an SAS Aircraft, certain rail equipment and an MD-87 jet aircraft leased by Reno Air, Inc., respectively).

         Future principal payments due in connection with the above debt obligations are as follows:


           For the year ending September 30, 2000                          $        16,311,082
                                             2001                                   47,857,819
                                             2002                                    6,487,508
                                             2003                                   14,786,441
                                             2004                                      286,339
                                                                           -------------------

                                            Total                          $        85,729,189
                                                                           ===================


         The Company issued a Demand Note in the amount of $1,100,000 (the "EFG Note") to acquire AFG ASIT Corporation from EFG. The note bears an annual interest rate of 11.5% and repayments thereof are subordinate to the Company's institutional indebtedness. The EFG Note is recorded as note payable - affiliate on the Consolidated Balance Sheet. The carrying amount of the Company's indebtedness approximates fair value at September 30, 1999.

NOTE 7 - RELATED PARTY TRANSACTIONS

         The Company purchased the Interests and acquired AFG ASIT Corporation from EFG (see Note 1). Mr. Engle, a stockholder in the Company, owns and controls the general partner of EFG and is a limited partner in EFG. Mr. Coyne, also a stockholder in the Company, is an officer of EFG. EFG holds an 8.25% Special Beneficiary Interest in each of the Trusts and has deferred collection of certain distributions it is entitled to receive as Special Beneficiary in the Trusts until such time as the institutional indebtedness of the Company has been satisfied. Accordingly, EFG entered into a Pledge and Security Agreement (the "Pledge Agreement") with the Company's institutional lender. In consideration for EFG's pledge, the Company created a note in favor of EFG which accrues the equivalent of all amounts absorbed by the Company as a result of the Pledge Agreement. The accumulated debt balance to EFG accrues interest at the rate of 11.5% per annum and is subordinate to the Company's institutional indebtedness. At September 30, 1999, the Company owed EFG principal of $2,096,714 for such amounts loaned pursuant to the Pledge Agreement.

         At September 30, 1999, the Company had accrued interest of $580,431 related to the EFG Note (see Note 6) and amounts loaned by EFG pursuant to the Pledge Agreement. This amount is recorded as accrued interest - affiliates on the accompanying Consolidated Balance Sheet. The collection of such amount is deferred until such time as the institutional indebtedness of the Company has been satisfied.

         On August 8, 1998, the Company extended a loan of $1,750,000 to Mr. Engle and Mr. Coyne. The corresponding note receivable bears an interest rate of 7.5% and is payable on August 8, 2007.

         All operating expenses incurred by the Trusts are paid by EFG on behalf of the Trusts and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the nine months ended September 30, 1999 and 1998, which were paid or accrued by the Trusts to EFG or its Affiliates, are as follows:


                                                                         1999                  1998
                                                                   ---------------       ---------------

               Equipment acquisition fees                          $        63,212       $         2,556
               Equipment management fees                                 1,070,079             1,386,624
               Administrative charges                                      481,256               232,299
               Reimbursable operating
                    expenses due to third parties                        1,818,916             1,441,218
                                                                   ---------------       ---------------

                                              Total                $     3,433,463       $     3,062,697
                                                                   ===============       ===============


         As provided under the terms of the Trust Agreement, EFG is compensated for its services to the Trusts. Such services include all aspects of acquisition, management and sale of equipment. For acquisition services, EFG was compensated by an amount equal to .28% of Asset Base Price paid by the Trusts for each asset acquired for the Trusts' initial asset portfolio. For reinvestment acquisitions during the Trusts' initial reinvestment periods, EFG was compensated by an amount equal to 3% of Asset Base Price paid by the Trusts. For subsequent reinvestment activity, EFG is compensated by an amount equal to 1% of asset base price paid by the Trusts. For management services, EFG is compensated by an amount equal to (i) 5% of gross operating lease rental revenue and 2% of gross full payout lease rental revenue received by the Trusts with respect to assets acquired on or prior to the expiration of their initial reinvestment periods or (ii) 2% of gross lease rental revenue received by the Trusts for equipment acquisitions subsequent to the initial reinvestment periods. Both of these fees are subject to certain limitations defined in the Trust Agreements. For non-equipment investments other than cash, AFG ASIT Corporation receives an annualized management fee of 1%.

         Administrative charges represent amounts owed to EFG, pursuant to
Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trusts. Reimbursable operating expenses due to third parties represent costs paid by EFG on behalf of the Trusts which are reimbursed to EFG at actual cost. Administrative charges and reimburseable operating expenses for the nine months ended September 30, 1999 include adjustments for 1998 actual costs of approximately $133,000 and $96,000, respectively.

         All equipment was purchased from EFG, one of its Affiliates, or directly from third-party sellers. The Trusts' purchase price is determined by the method described in Note 1, Equipment on Lease.

         All rents and proceeds from the sale of equipment are paid by the lessees directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trusts. At September 30, 1999, the Trusts were owed $1,027,181 by EFG for such funds and the interest thereon. These funds were remitted to the Trusts in October 1999.

         During 1998, one of the Trusts purchased limited partnership units (the "Units") in AFG International Limited Partnership (the "Partnership"), a real estate limited partnership sponsored by EFG that owns two commercial buildings leased to an investment-grade educational institution. The Trust purchased 7.25 Units at a cost of $100,000 per unit for an aggregate purchase price of $725,000. As a result of the purchase of the Units, the Trust owns approximately 22.5% of the Partnership. The Trust accounts for its investment in the Partnership under the equity method of accounting. As such, the carrying value of the Trust's investment in the Partnership is increased or decreased by an amount equal to the Trust's share of the Partnership's income or losses, respectively, and decreased for any distributions received from the Partnership. At September 30, 1999, this investment had a carrying balance of $668,813 and is reflected as Investment - affiliate on the accompanying Consolidated Balance Sheet.

NOTE 8 - LEGAL PROCEEDINGS

         On or about January 15, 1998, certain plaintiffs (the "Plaintiffs") filed a class and derivative action, captioned LEONARD ROSENBLUM, ET AL. V. EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, ET AL., in the United

States District Court for the Southern District of Florida (the "Court") on behalf of a proposed class of investors in 28 equipment leasing programs sponsored by EFG, including the Trusts (collectively, the "Nominal Defendants"), against EFG and a number of its affiliates, including AFG ASIT Corporation, as defendants (collectively, the "Defendants"). Certain of the Plaintiffs, on or about June 24, 1997, had filed an earlier derivative action, captioned LEONARD ROSENBLUM, ET AL. V. EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, ET AL., in the Superior Court of the Commonwealth of Massachusetts on behalf of the Nominal Defendants against the Defendants. Both actions are referred to herein collectively as the "Class Action Lawsuit." The Class Action Lawsuit was divided into two sub-classes on March 22, 1999.

         On May 26, 1999, the Court issued its Order and Final Judgment approving settlement of the Class Action Lawsuit with respect to claims asserted by the Plaintiffs on behalf of the sub-class that includes the Trusts. Claims involving the second sub-class, not including the Trusts, remain pending. As a result of the settlement, the Trusts declared a special cash distribution of $4,000,000, including legal fees for Plaintiffs' counsel of $215,000, that was paid in July 1999. In addition, the Company agreed to commit $9,000,000 of its Class B Capital Contributions (paid in connection with its purchase of Class B Interests in July 1997) to the Trusts for the Trusts' investment purposes. In the absence of this commitment, the Company would have been entitled to receive a Class B Capital Distribution for this amount pursuant to the Trust Agreement, as amended.

         In addition to the foregoing, the Trusts are parties to other lawsuits that have arisen out of the conduct of their business, principally involving disputes or disagreements with lessees over lease terms and conditions. The following action was resolved during the nine months ended September 30, 1999:

ACTION INVOLVING NATIONAL STEEL CORPORATION

         EFG, on behalf of the Trusts and certain affiliated investment programs (collectively, the "Plaintiffs"), filed an action in the Commonwealth of Massachusetts Superior Court, Department of the Trial Court in and for the County of Suffolk on July 27, 1995, for damages and declaratory relief against a lessee of the Trusts, National Steel Corporation ("National Steel"). The Complaint sought reimbursement from National Steel of certain sales and/or use taxes paid to the State of Illinois in connection with equipment leased by National Steel from the Plaintiffs and other remedies provided under the Master Lease Agreement ("MLA"). On August 30, 1995, National Steel filed a Notice of Removal, which removed the case to United States District Court, District of Massachusetts. On September 7, 1995, National Steel filed its Answer to the Plaintiff's Complaint along with Affirmative Defenses and Counterclaims and sought declaratory relief, alleging breach of contract, implied covenant of good faith and fair dealing, and specific performance. The Plaintiffs filed an Answer to National Steel's Counterclaims on September 29, 1995. The parties discussed settlement with respect to this matter for some time; however, the negotiations were unsuccessful. The Plaintiffs filed an Amended and Supplemental Complaint alleging further default under the MLA and filed a motion for Summary Judgment on all claims and Counterclaims. The Court held a hearing on the Plaintiff's motion in December 1997 and later entered a decision dismissing certain of National Steel's Counterclaims, finding in favor of the Plaintiffs on certain issues and in favor of National Steel on other issues. On May 11, 1999, the parties executed a comprehensive settlement agreement to resolve all outstanding issues, including reimbursement to the Trusts for the disputed sales tax items referenced above. This matter did not have a material effect on the Trusts' financial position or results of operations.

NOTE 9 - YEAR 2000 ISSUE

         The Year 2000 Issue generally refers to the capacity of computer programming logic to correctly identify the calendar year. Many companies utilize computer programs or hardware with date sensitive software or embedded chips that could interpret dates ending in "00" as the year 1900 rather than the year 2000. In certain cases, such errors could result in system failures or miscalculations that disrupt the operations of the affected businesses. The Company uses information systems provided by EFG and has no information systems of its own. EFG has adopted a plan to address the Year 2000 Issue that consists of four phases: assessment, remediation, testing, and implementation and has elected to utilize principally internal resources to perform all phases. EFG has completed its Year 2000 project at an aggregate cost of less than $50,000 and at a di minimus cost to the Company. All costs incurred in connection with EFG's Year 2000 project have been expensed as incurred.

         EFG's primary information software was coded by a third party at the point of original design to use a four digit field to identify calendar year. All of the Company's and the Trusts' lease billings, cash receipts and equipment remarketing processes are performed using this proprietary software. In addition, EFG has gathered information about the Year 2000 readiness of significant vendors and third party servicers and continues to monitor developments in this area. All of EFG's peripheral computer technologies, such as its network operating system and third-party software applications, including payroll and electronic banking, have been evaluated for potential programming changes and have required only minor modifications to function properly with respect to dates in the year 2000 and thereafter. EFG understands that each of its, the Company's and the Trusts' significant vendors and third-party servicers are in the process, or have completed the process, of making their systems Year 2000 compliant. Substantially all parties queried indicated that their systems are Year 2000 compliant.

         Presently, EFG is not aware of any outside customer with a Year 2000 Issue that would have a material effect on the Company's or Trusts' results of operations, liquidity, or financial position. The Company's and Trusts' equipment leases were structured as triple net leases, meaning that the lessees are responsible for, among other things, (i) maintaining and servicing all equipment during the lease term, (ii) ensuring that all equipment functions properly and is returned in good condition, normal wear and tear excepted, and
(iii) insuring the assets against casualty and other events of loss. Non-compliance with lease terms on the part of a lessee, including failure to address Year 2000 Issues, could result in lost revenues and impairment of residual values of the Company's or Trusts' equipment assets under a worst-case scenario.

         EFG believes that its Year 2000 compliance plan will be effective in resolving all material Year 2000 risks in a timely manner and that the Year 2000 Issue will not pose significant operational problems with respect to its computer systems or result in a system failure or disruption of its, the Company's or the Trusts' business operations. However, EFG has no means of ensuring that all customers, vendors and third-party servicers will conform ultimately to Year 2000 standards. The effect of this risk to the Company is not determinable.

NOTE 10 - SUBSEQUENT EVENT

         In October 1999, certain Trusts sold a Boeing 747 aircraft formerly leased to British Airways PLC that had been fully depreciated. The Trusts received sale proceeds of $2,000,000.

RECOMMENDATION OF THE BOARD.

         The Board has unanimously approved the issuance of 510,000 shares of the Company's Common Stock to the stockholders of Equis II in connection with the possible purchase by the Company of stock of Equis II, which is owned by Gary D. Engle, James A. Coyne and certain trusts for the benefit of Mr. Engle's children. The Board recommends that the stockholders adopt the following resolution which will be presented for a vote of the stockholders at the
Meeting:

         RESOLVED, that the stockholders approve of the issuance of 510,000 shares of the Company's Common Stock to the stockholders of Equis II Corporation at any future closing of the purchase by the Company of 15% of the stock of Equis II Corporation, which is owned by Gary D. Engle, James A. Coyne and certain trusts for the benefit of Mr. Engle's children.

         VOTE REQUIRED. The affirmative vote of a majority of the shares present in person or by proxy at the Meeting is required for approval of the issuance of 510,000 shares of the Company's Common Stock in connection with the acquisition by the Company of 15% of Equis II.

PROPOSAL 3:  SELECTION OF INDEPENDENT AUDITOR

         The Company's financial statements, including those for the fiscal year ended December 31, 1998, are included in the Annual Report being furnished to all stockholders with this Proxy Statement. The year-end statements have been audited by the independent firm of Ernst & Young LLP, which has served as the Company's independent auditor since the fiscal year ended December 31, 1989. The Board believes that Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Board has selected Ernst & Young LLP as the Company's independent auditor to examine its financial statements for the fiscal year ended December 31, 1999. Although the selection of an auditor does not require a stockholder vote, the Board believes it is desirable to obtain the concurrence of the stockholders to this selection.

         Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD.

         The Board considers Ernst & Young LLP to be well-qualified, and recommends that the stockholders adopt the following resolution which will be presented for a vote of the stockholders at the Meeting:

         RESOLVED, that the stockholders concur in the appointment, by the Board, of Ernst & Young LLP to serve as the Company's independent auditor for the fiscal year ended December 31, 1999.

         VOTE REQUIRED. The affirmative vote of a majority of the shares present in person or by proxy at the Meeting is required for the adoption of the foregoing resolution.

                               EXECUTIVE OFFICERS

         The following table sets forth information with respect to the Company's executive officers. Each officer is elected annually by the directors and serves until his successor is elected and qualified or until his death, resignation or removal by the directors:


NAME                     AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS  OFFICE AND YEAR FIRST ELECTED
----                     ---      -----------------------------------------  -----------------------------

Gary D. Engle            51       See "Proposal 1 - Election of Directors    Chairman and Chief Executive
                                  - Continuing Directors" above              Officer, 1997

James A. Coyne           39       See "Proposal 1 - Election of Directors    President and Chief Operating
                                  - Continuing Directors" above              Officer, 1997

Gary M. Romano           40       Mr. Romano has been Chief Financial        Chief Financial Officer, 1997
                                  Officer of the Company since November
                                  1997.  Mr. Romano is Executive Vice
                                  President and Chief Operating Officer of
                                  EFG and clerk of certain of its
                                  affiliates.  Mr. Romano joined EFG in
                                  November 1989 and was appointed
                                  Executive Vice President and Chief
                                  Operating Officer in April 1996.  Prior
                                  to joining EFG, Mr. Romano was Assistant
                                  Controller for a privately-held real
                                  estate company which he joined in 1987.
                                  Previously, Mr. Romano was a Manager at
                                  Ernst &



                                  Whinney (now Ernst & Young LLP)
                                  where he was employed from 1982 to
                                  1986.  Mr. Romano is a C.P.A.

Michael J. Butterfield   40       Mr. Butterfield has been Treasurer of      Treasurer, 1997
                                  the Company since November 1997.
                                  Mr. Butterfield is Senior Vice
                                  President, Finance, and Treasurer of EFG
                                  and certain of its affiliates.
                                  Mr. Butterfield joined EFG in June 1992
                                  and was appointed Vice President,
                                  Finance, and Treasurer in April 1996 and
                                  Senior Vice President in July 1999.
                                  Prior to joining EFG, Mr. Butterfield
                                  was an audit manager with Ernst & Young
                                  LLP, which he joined in 1987.
                                  Mr. Butterfield was employed in public
                                  accounting and industry positions in New
                                  Zealand and London, England, prior to
                                  coming to the United States in 1987.
                                  Mr. Butterfield attained his Associate
                                  Chartered Accountant (A.C.A.)
                                  professional qualification in New
                                  Zealand and has completed his C.P.A.
                                  requirements in the United States.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION.

         The directors are paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings of the compensation and audit committees, attended in person and $250 an hour for each Board meeting, including meetings of the compensation and audit committees, attended via telephonic conference call. In addition, each director is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board.

EXECUTIVE COMPENSATION.

         Compensation paid to Messrs. Engle and Coyne for the years ended December 31, 1998, and 1997, is as follows:


                                                                 Long-Term Compensation
                                                                 ----------------------

                        Annual Compensation                     Awards                  Payouts
                        -------------------                     ------                  -------

                                                     Other
Name and                                             Annual      Restricted                            All Other
Principal                                            Compen-     Stock        Options       LTIP       Compen-
Position         Year       Salary         Bonus     sation      Award(s)     Sars (#)      Payouts    sation
--------         ----       ------         -----     ------      --------     --------      -------    ------
Gary D. Engle,   1998       $120,000(1)    n/a       n/a         n/a          n/a           n/a        n/a
Chairman and     1997(2)    $  48,383(1)   n/a       n/a         n/a          40,000(4)     n/a        n/a
Chief
Executive
Officer

James A.         1998       $120,000(1)    n/a       n/a         n/a          n/a           n/a        n/a
Coyne,           1997(3)    $  48,383(1)   n/a       n/a         n/a          40,000(4)     n/a        n/a
President and
Chief
Operating
Officer


(1) Payment of these amounts has been deferred. The amounts are being held for the account of the executive in the form of shares of Common Stock of the Company in a rabbi trust. See discussion below.
(2)      Mr. Engle became Chairman and Chief Executive Officer on November 10,
         1997.
(3)      Mr. Coyne became President and Chief Operating Officer on May 1, 1997.
(4) These options were canceled in connection with the purchase of 85% of Equis II. See "Proposal 2."

         Mr. Engle serves as Chief Executive Officer of the Company pursuant to an executive employment agreement dated November 10, 1997, and Mr. Coyne serves as Chief Operating Officer of the Company pursuant to an executive employment agreement dated May 1, 1997. The provisions of the two agreements (the "Agreements") are identical.

         Pursuant to the Agreements, the Company paid each executive a base salary of $48,383 for services rendered to the Company in 1997. For 1998 and thereafter, the Agreements provide that the Company will pay each executive a base salary at the rate of not less than $120,000 per year, subject to adjustment by the Board of Directors based upon the performance by the executive of his duties and the financial performance of the Company. The Company paid each executive a base salary of $120,000 for services rendered to the Company in 1998, which both of the executives deferred. Under the Agreements, each executive is also entitled to receive such incentive or performance cash bonuses as the Board may determine from time to time.

         The Agreements provide that the executives' salary under the Agreements will be deferred under an incentive compensation plan (the "Incentive Plan") established for the executives, unless the executive for any prospective period elects to have his salary paid to him directly. The Agreements also provide that the Company will defer, under the Incentive Plan on account of each executive with respect to each fiscal year of the Company an incentive bonus amount equal to 6% of the Company's pre-tax profits for that year, excluding results attributable to the Company's Rancho Malibu property in Malibu, California. With respect to the Rancho Malibu property, the Agreements provide that the Company will contribute on account of each executive an incentive bonus amount equal to 10% of the amounts that the Company realizes in excess of its carrying value for the property. Finally, the Company acting through the compensation committee of the Board of Directors may defer from time to time under the Incentive Plan additional discretionary bonuses for the executives. No incentive bonus amounts were paid to or deferred on account of either executive for 1997 or 1998.

         Pursuant to the Agreements and the Incentive Plan, Messrs. Engle and Coyne each deferred his respective base salary for 1998 and 1997, which is being held in the form of 28,442 and 28,441 shares of Common Stock, respectively, in a rabbi trust established by the Company in connection with the Incentive Plan. For 1997, the number of shares of Common Stock held for the account of each executive was determined under the Incentive Plan by dividing the dollar amount of the salary deferred by the closing price of a share of the Company's Common Stock on December 30, 1997, the effective date of the Incentive Plan. For 1998 and thereafter, the number of shares of Common Stock held for the account of each executive is determined under the Incentive Plan by dividing the dollar amount of the salary deferred each month by the average of the closing prices of a share of the Company's Common Stock for the last ten trading days of the month. Each executive has also deferred his base salary for 1999. At the Record Date, Messrs. Engle and Coyne had each deferred an aggregate of $120,000 for 1999, which is being held in the form of 27,464 shares of Common Stock for each of them in the rabbi trust.

         Amounts attributable to an executive's salary deferred under the Incentive Plan are not subject to forfeiture. Amounts attributable to an executive's bonuses deferred under the Incentive Plan are forfeited upon the Company's termination of the executive for cause under his Agreement. All amounts forfeited are returned to the Company. The Agreement provides that "cause" means that the Board of Directors of the Company has determined that (i) the executive has repeatedly failed or refused to perform his duties under the Agreement and the failure or refusal has continued for 30 days following written notice from the Board, (ii) the executive has breached his covenant not to use or disclose proprietary information of the Company or his covenant not to solicit employees to leave the Company or (iii) the executive has committed fraud, embezzlement, misappropriation of funds, malfeasance or other act of dishonesty against the Company which has a material adverse affect on the Company.

         Pursuant to the Agreements, incentive stock options to purchase 40,000 shares of Common Stock of the Company at an exercise price of $9.25 per share were granted to each executive on December 30, 1997. These options were cancelled in connection with the acquisition of 85% of Equis II. See "Proposal 2."

         Additional benefits to which the executives are entitled under the Agreements include such amount of paid vacation per calendar year and such health, life and disability insurance protection as the executive reasonably requests.

         Each Agreement extends until December 31, 2000, and thereafter is renewed for additional one-year terms unless either party gives written notice to the other not less than 30 days prior to the end of the original term or any renewal term that the party does not wish to renew the Agreement. The Company may terminate the Agreements for cause, and the executive may terminate his Agreement at any time upon 60 days' prior written notice. In addition, the executive may terminate his Agreement effective immediately within 60 days of a Change-in-Control, and in that event the Company must continue the executive's salary and fringe benefits under his Agreement and his incentive compensation under the Incentive Plan for a period of 18 months. For purposes of the Agreement, a "Change-in-Control" means an occurrence whereby (i) any person, partnership, corporation, entity or group (as that term is used in the Securities Exchange Act of 1934), in any single transaction or series of related transactions, directly or indirectly acquires beneficial ownership of more than 50% of the Company's voting securities or substantially all of the Company's assets, or (ii) individuals who were members of the Board immediately prior to a meeting of stockholders involving a contest for the election of directors do not constitute a majority of the Board following such election or (iii) the executive fails to be elected or re-elected to the Board, unless the executive was not nominated with his consent. If the Company terminates an executive or the Company elects not to renew an executive's Agreement within 24 months following a Change-in-Control, the Company must pay to the executive in a lump sum an amount equal to the greater of (i) three times the base salary paid to the executive in the 36 months preceding the Change-in-Control and (ii) the base salary due to be paid the executive through the end of the term (or renewal term) of his Agreement. If the Company terminates the employment of an executive without cause, all payments under his Agreement continue through the end of the then term. If the Company elects not to renew an executive's Agreement at the end of the original term or any renewal term, the executive will receive a termination settlement equal to 12 months' salary and will continue to receive insurance benefits for 12 months, unless such non-renewal occurs within 24 months following a Change-in-Control, in which event the executive will receive the benefits described above. Upon termination of an Agreement voluntarily by an executive, upon the election by the executive not to renew his Agreement or by the Company for cause, all payments and benefits under the Agreement cease on the date of termination. If Mr. Engle ceases to be Chief Executive Officer and a director of the Company and if Mr. Coyne ceases to be President and a director of the Company, except if the executive resigns voluntarily or is terminated for cause, certain of the notes issued by the Company in the Equis II acquisition become immediately due and payable. See "Proposal 2 - Source of Funds."

EXECUTIVE AND DIRECTOR STOCK OPTION PLAN.

         No stock options were granted or exercised under the Company's 1994 Executive and Director Stock Option Plan by executive officers in 1998. During 1998, in connection with the resignation of Gerald L. Nudo as a director, the Company paid Mr. Nudo $20,000 in consideration of the cancellation and surrender of unexercised nonstatutory options held by him.

                     AGGREGATED OPTION/SAR EXERCISES IN 1998
                    AND DECEMBER 31, 1998, OPTION/SAR VALUES


                                                      Number of Securities         Value of Unexercised
                       Shares                        Underlying Unexercised       In-The-Money Options/SARs
                      Acquired                           Options/SARs at               Options/SARs at
                         on             Values             December 31                   December 31
Name                  Exercise         Realized     Exercisable/unexercisable     Exercisable/unexercisable
----                  --------         --------     -------------------------     -------------------------
Gary D. Engle         None                 $0           13,320/26,680(1)                n/a / n/a

James A. Coyne        None                 $0           13,320/26,680(1)                n/a / n/a


(1) These options were cancelled in connection with the purchase of 85% of Equis II. See "Proposal 2."


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         On August 31, 1998, the Company acquired all the Common Stock of Ariston Corporation, a Delaware corporation, for $12,450,000. The Company acquired Ariston from EFG, which is controlled by Gary D. Engle. Ariston is a holding company with two investments, (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership with a tax interest in a diversified pool of lease contracts owned by an institutional investor and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership with investments in cash and notes, equipment leases and limited partnerships which are engaged in either equipment leasing or real estate, including the ownership of two commercial buildings in Washington, D.C., and Sydney, Australia, that are leased to an investment-grade educational institution. Messrs. Engle and Coyne are both affiliated with ONC and Mr. Engle is affiliated with AFG Eireann.

         Effective May 6, 1997, EFG entered into an agreement to provide administrative services to the Company. Administrative costs, primarily salaries and general and administrative expenses, of $113,842 in the nine months ended September 30, 1999, $152,201 in 1998 and $49,166 in 1997 were incurred by EFG on behalf of the Company for services provided by EFG personnel on Company-related matters. As one of its administrative services, EFG serves as the paying agent for general and administrative costs of the Company. As part of providing this payment service, EFG maintains a bank account on behalf of the Company.

         On April 30, 1997, the Company entered into an Exchange Agreement (as amended August 7, 1997) with Equis Exchange L.L.C., EFG and three partnerships managed by EFG, AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership (the "Partnerships"). The Partnerships are effectively controlled by Mr. Engle. Pursuant to the Agreement, the Company issued 198,700 shares of the Company's Common Stock to the Partnerships at a price of $15.00 per share and received cash proceeds of $2,480,500, net of related costs of $500,000. In addition, the Partnerships made a three-year loan to the Company in the amount of $4,419,500. The loan, which matures on April 30, 2000, bears interest at the rate of 10% per annum with mandatory principal reductions prior to maturity if and to the extent net proceeds are received from the sale or refinancing of the Company's Rancho Malibu property.

         See also "Proposal 2" for a discussion of the acquisition by the Company from EFG of the Special Beneficiary Interests in four Delaware business trusts and the acquisition by the Company of 85% of the stock, and the potential purchase of the 15% balance, of Equis II Corporation, whose principal stockholders are Messrs. Engle and Coyne.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals for the 2000 Annual Meeting of Stockholders must be received by the Company at its executive office in Stamford, Connecticut, on or prior to __________, 2000, for inclusion in the Company's Proxy Statement for that meeting. Any stockholder proposal must also meet the other requirements for stockholder proposals as set forth in the rules of the SEC relating to stockholder proposals.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business other than that discussed above is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

         YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                      [Letterhead of Josephthal & Co. Inc.]

                                                                     Appendix A


                                                               December 16, 1999

The Board of Directors
Semele Group Inc.
One Canterbury Green
Stamford, CT  06901

Dear Board of Directors:

         Josephthal & Co. Inc. ("Josephthal", "we", or "us") understands that Semele Group, Inc. ("Semele" or the "Company") has entered into an agreement to acquire 85% of the common stock, $.01 par value of Equis II Corporation, a Delaware corporation ("Equis II") from Gary D. Engle and James A. Coyne (the "Shareholders") for three notes aggregating $19,586,192 (the "Notes"). The first
Note in the aggregate amount of $14.6 million will bear interest at a rate equal to 7% per annum (of which 3% will be paid currently and 4% will accrue) and will have a six-year term commencing upon closing. Principal payments of $3.6 million will be due in May 2000, $4.0 million will be due in October 2002, $4.0 million will be due in May 2003 and the balance will be due in October 2005. The note will have no prepayment penalty. The second note, in the amount of $1,900,668 (at 9/30/99, including accrued interest) will bear interest at a rate of 7.2% per annum and shall be due in full on August 8, 2007. There is no prepayment penalty and no amount shall be paid under this note unless simultaneously with such payment an aggregate payment of like kind and amount is paid by Messrs. Engle and Coyne on a note they owe Equis II Corporation. The third note is a demand note in the amount of $3,085,524 (at 9/30/99, including accrued interest) and will bear interest at an annual rate of 11.5%. There is no prepayment penalty and no amount shall be paid under this note unless simultaneously with such payment a payment of like kind and amount is made by Messrs. Engle and Coyne on a note they owe to Old North Capital Corporation.

         The Shareholders have also agreed to return all options to purchase shares of Semele's common stock (aggregating 80,000 shares) to Semele (the "Management Options"). These options will then be cancelled by Semele. In addition, the shareholders of Equis II will grant Semele an option to purchase the remaining 15% of Equis II common stock and Semele will grant an option to each of the Equis II shareholders to sell all the shares representing the remaining 15% of Equis II common stock to Semele (collectively, the "Purchase Options"). In both cases, the purchase price of the remaining 15% of Equis II common stock will be paid by Semele issuing 510,000 shares of its common stock to the Equis II shareholders. We understand that the exercise of either option is subject to approval by stockholders of Semele. If approval is not obtained, the options will automatically be cancelled. The purchase by Semele of some or all of the outstanding common stock of Equis II and the purchase of the Special Beneficiary interest (described below) are collectively referred to herein as the "Acquisition."

         Equis II is a special purpose S-Corporation formed for the purpose of acquiring and holding interests in four Delaware Business Trusts, namely AFG Investment Trusts A, B, C and D (collectively the "Trusts"). Equis II currently owns 99% of the total Class B shares in the Trusts as well as a 1% managing interest, a 1% annual management fee on securities, debt and other non-equipment assets (other than cash and cash equivalents) in the Trusts. Analyses performed by us, Equis II and Semele management assume that the Trusts will make distributions to their respective class B holders, of amounts necessary to satisfy the preferred return payable to such class B holders (the "Payout").(1) Following the Payout, holders of the class B interests in the Trusts will receive approximately 20% of any distribution paid by the Trusts. Analyses of the Payout were calculated as of September 30, 1999. To the extent the Payout is at a later date, the reduction in the amount is approximately offset by the reduction in debt owed by Equis II. Subsequent to Payout, the Equis II shareholders will receive $25,708,836 in cash to repay debt and maintain the rights to 23.5%, 23.7%, 21.2% and 19.5% of all future cash distributions of Trusts A, B, C and D respectively, net of the Special Beneficiary and Managing Trustee share of the distributions. The Class B shares owned by Equis II comprise approximately 62.5% of the total voting shares of the Trusts and that voting percentage will not be impacted by the Payout.

         We understand that on November 18, 1999, Semele purchased the "Special Beneficiary Interest" in each Trust representing an 8.25% interest in all cash distributed by the Trusts. The purchase of the Special Beneficiary Interest is contingent upon the receipt of a favorable fairness opinion. In the event that such fairness opinion on the purchase of the Special Beneficiary Interest is not received, the purchase will be rescinded. The purchase price was approximately $
9.7 million for which Semele issued a non-recourse Purchase Money Note ("PM Note") in the full amount of the Purchase Price. The PM Note will bear interest at a rate equal to 7% and mature on November 18, 2009. Interest accrues on the PM Note and is payable monthly only out of distributions received by Semele in respect of the Special Beneficiary Interest. The aggregate payments of interest and principal on the PM Note by Semele will at no time exceed actual aggregate monies received by Semele by virtue of the Special Beneficiary Interest.

         We also understand that Gary D. Engle, Chairman, Chief Executive Officer and a Director of Semele, and James A. Coyne, President, Chief Operating Officer and a Director of Semele are the sole shareholders (either directly or through trusts) and serve in management capacities for Equis II. We also understand that Messrs. Engle and Coyne elected to abstain from any votes conducted by Semele's Board of Directors in connection with the Acquisition.

         You have requested our opinion as to the fairness from a financial point of view to the Company and its stockholders of the consideration to be paid by Semele for (i) the Special Beneficiary Interest; (ii) 85% of the outstanding common stock of Equis II with the Purchase Options, assuming no exercise of the Purchase Options; and (iii) 100% of the outstanding common stock of Equis II assuming exercise of the Purchase Options. We express no opinion as to the ability of Semele or its management to successfully realize the benefits it believes will result from the Acquisition, including its ability to minimize taxable income and/or gains. Our opinion does not address the likelihood or timing of the Payout, the adequacy of funds or availability of financing. Also, we make no representations as to Semele's or Equis II's use of


--------
(1) As a result of disparate distributions to Class A versus Class B holders in a prior unrelated transaction, Class B holders are presently entitled to greater distributions until their cumulative distributions are in parity with the Class A holders. Payout is the distribution necessary to achieve parity and consequently equalize rights of Class A and Class B holders to identical distributions thereafter.

proceeds or as to any issues of fairness with respect to Equis II or its shareholders. Josephthal does not provide legal, tax or accounting services or render such advice.

         In conducting our analyses and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including, among others, the following: (i) certain historical financial, operating and other data that were publicly available or were furnished to us by Semele regarding the Acquisition including, but not limited to: (a) projections and consolidated financials prepared by management; (b) Form 10-K for the period ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for Semele; Initial Offering Prospectus dated 6/10/97, Form 10-K for the period ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for
AFG Investment Trust A; Initial Offering Prospectus dated 6/10/97, Form 10-K for the period ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for AFG Investment Trust B; Initial Offering Prospectus dated 6/10/97, Form 10-K for the period ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for AFG Investment Trust C; Initial Offering Prospectus dated 6/10/97, Form 10-K for the period ended 12/31/98 and Form 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for AFG Investment Trust D; and the 10-K for the period ended 12/31/98 and 10-Q for the periods ended 3/31/99, 6/30/99 and 9/30/99 for Equis II; (c) internally generated operating reports prepared by management of Equis II and Semele; (ii) publicly available financial, operating and stock market data for companies engaged in business deemed comparable to Semele and Equis II; (iii) real estate and equipment valuations prepared by management of Equis II and Semele for each of the assets;
(iv) Acquisition Credit Agreement among Equis II and Fleet Bank dated July 17th, 1997; (iv) Promotional brochures and other descriptive material including projections and a limited appraisal report prepared by Limdsay Salton Appraisals June 21, 1999 for Kettle Valley; (v) an appraisal of the Boeing 767-300ER plane related to the Kettle Valley real estate project; (vi) Financing Request Memorandum including business plan, industry information and projections for Kirkwood Associates, Inc., prepared by Equis Financial Group, Cobb Partners and Kirkwood Ski & Summer Resort; (vii) Operating Agreement of EFG/Kirkwood Capital LLC as of May 1, 1999; (viii) the Annual Audited Financial Statements for the year ended April 30, 1999 for Kirkwood Associates Inc. and Subsidiary prepared by Grant Thornton LLP; and (ix) such other factors as we deemed appropriate. We have met with senior officers of Semele and Equis II to discuss the prospects for Semele, both pre and post Acquisition, and such other matters as we believed relevant. Our opinion was necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

         Semele does not have separate, distinct and independent employees apart from Equis II. Consequently, information on Equis and Semele were necessarily furnished by the same people. However, structuring, negotiations and analyses of the Acquisition on behalf of Semele were conducted by a Special Committee of outside Directors, unaffiliated with Equis.

         In connection with our review and analyses and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or which is public, and have not attempted to verify independently any such information. We have relied solely on the information and estimates provided to us by management of Semele and Equis II and have neither made nor obtained any independent appraisals of any properties, other assets or facilities of Equis II and/or Semele. With respect to certain financial information, including financial analyses and projections, relating to the business or prospects of Equis II and/or Semele, provided to us by management of Semele and Equis II, we have assumed that the financial information has been reasonably prepared and that the financial projections present Semele management's best currently available estimates and judgments as to the future financial performance of Equis II. Further, the Company represents and warrants the accuracy and completeness of the information it has provided. Josephthal was not requested to, nor did we, inspect any of the assets of Semele and/or Equis II.

         As you know, Josephthal has been retained by Semele to render this opinion and provide other financial advisory services, and will receive fees for such services. In addition, in the ordinary course of business, Josephthal may actively trade the shares of Semele for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities. The following pages comprise Josephthal's work papers in connection with our opinion. This opinion is solely for the use of the Board of Directors of Semele and is not to be publicly disclosed, used, excerpted from, reproduced or disseminated, quoted from or referred to at any time, in any manner or for any purpose, without the prior written consent of Josephthal; provided, however, that Semele may include the Fairness Opinion in whole, but not in part, as an appendix to the Proxy Statement to be filed with the Securities and Exchange Commission and delivered to the stockholders of Semele. This opinion does not constitute a recommendation to any holder of Semele Common Stock as to how any such stockholder should vote on any aspect of the Acquisition, including whether Semele should issue 510,000 shares of its common stock to acquire the remaining 15% of Equis II, nor does this opinion address the relative merits of the Acquisition or any other transactions or business strategies or the decision of the Board of Directors of Semele to proceed with the Acquisition.

         Based upon and subject to the foregoing it is our opinion that, as of the date hereof, the consideration to be paid in the Acquisition is fair to Semele and its stockholders (other than Equis II and its affilates) from a financial point of view.

                                                  Very truly yours,

                                                  /s/

                                                  JOSEPHTHAL & CO. INC.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 10-KSB

              |X| ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                   For the fiscal year ended December 31, 1998

                                       OR

            |_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
           For the transition period from ___________ to ___________.

                         Commission File Number 0-16886

                                SEMELE GROUP INC.
                                -----------------
                 (Name of Small Business Issuer in its charter)

         Delaware                                               36-3465422
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

One Canterbury Green, Stamford, Connecticut                        06901
(Address of principal executive offices)                         (Zip Code)

Issuer's telephone number                                     (203) 363-0849

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                    Name of each exchange on which registered
      None                                                None

Securities registered under Section 12(g) of the Exchange Act:

                             Shares of Common Stock
                                (Title of Class)

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES |_| NO |X|.

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of Issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. |_|

The Issuer's revenues for the fiscal year ended December 31, 1998 were $1,158,216. Shares of common stock outstanding as of March 2, 1999: 1,145,491. The aggregate market value of the Issuer's shares of common stock held by non-affiliates on such date was approximately $3,550,466

                       DOCUMENTS INCORPORATED BY REFERENCE

  Portions of the Registrant's Annual Report to security holders for the year ended December 31, 1998 (Part I and II)

         Transitional Small Business Disclosure Format: YES |_|  NO |X|.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                     PART I

ITEM 1    DESCRIPTION OF BUSINESS                                              1
ITEM 2    DESCRIPTION OF PROPERTY                                              2
ITEM 3    LEGAL PROCEEDINGS                                                    3
ITEM 4    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS                  3

                                     PART II

ITEM 5    MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS             4
ITEM 6    MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION            4
ITEM 7    FINANCIAL STATEMENTS                                                 5
ITEM 8    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
          AND FINANCIAL DISCLOSURE                                             5

                                    PART III

ITEM 9    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS         6
ITEM 10   EXECUTIVE COMPENSATION                                               7
ITEM 11   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT      11
ITEM 12   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                      13
ITEM 13   EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K    14

SIGNATURES                                                                    17

                                     PART I

ITEM 1. DESCRIPTION OF BUSINESS

BUSINESS OPERATION

      The Issuer, Semele Group Inc. (the "Company"), formerly known as Banyan Strategic Land Fund II, is a Delaware corporation, organized pursuant to a Certificate of Incorporation filed on April 14, 1987 under the name VMS Strategic Land Fund II.

      The Company was originally established to invest primarily in short-term, junior, pre-development and construction mortgage loans. The borrowers subsequently defaulted on these mortgage loan obligations, adversely affecting the Company. As a result of these defaults, the Company suspended the making of new loans, except for advances of additional funds under circumstances in which it was deemed necessary to preserve the value of existing collateral, including instances where it had foreclosed upon or taken title, directly or indirectly, to the collateral. In 1990, the Company implemented a plan designed to preserve its assets and manage its properties acquired through foreclosure or otherwise until they would be disposed of in an orderly manner. On February 25, 1997, the Directors of the Company authorized management to engage an investment banking firm for purposes of evaluating strategic alternatives for maximizing stockholder value. The Company executed and delivered an Exchange Agreement dated April 30, 1997 (amended as of August 7, 1997, the "Agreement") among the Company, Equis Exchange L.L.C., a Massachusetts limited liability company ("Equis"), Equis Financial Group Limited Partnership ("EFG") and certain partnerships managed by EFG ("the Partnerships"). Pursuant to the Agreement, on April 30, 1997, the Company issued to the Partnerships 198,700 shares of the Company's common stock at the price of $15.00 per share. Cash proceeds received by the Company, $2,480,500, were net of related costs of $500,000. In addition, the Partnerships made a three-year loan (the "Loan") to the Company in the amount of $4,419,500. The Loan has an interest rate of 10% per annum with mandatory principal reductions, if and to the extent net proceeds are received from the sale or refinancing of the Company's property known as Rancho Malibu. The transaction also called for a one time $2.00 per share cash dividend to be paid in the event certain stockholder proposals were approved. The Consent of the stockholders was obtained and the proposals were adopted on October 21, 1997.

      On August 31, 1998, the Company executed an agreement to acquire all of the common stock of Ariston Corporation ("Ariston") for a total purchase price of $12,450,000. Ariston is a holding company having two investments: (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership having a tax interest in a diversified pool of lease contracts owned by an institutional investor and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership with investments in cash and notes, equipment leases, and limited partnerships that are engaged in either equipment leasing or real estate. The latter includes two commercial buildings located in Washington D.C. and Sydney, Australia that are leased to an investment-grade educational institution. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company and James A. Coyne, President, Chief Operating Officer and a director of the Company both are affiliated with ONC and Gary D. Engle is affiliated with AFG Eireann. Ariston was organized on July 31, 1998 as a Delaware corporation. On August 3, 1998, Equis Financial Group Limited Partnership ("EFG") contributed its limited partnership interests in AFG Eireann and ONC to Ariston in exchange for Ariston common stock. Ariston was a wholly-owned subsidiary of EFG until its acquisition by the Company and was formed principally to facilitate the transfer of limited partnership interests held by EFG in AFG Eireann and ONC. Gary D. Engle controls EFG and is the sole director of Ariston.

      The acquisition of Ariston was approved by the Company's independent directors. (Both Messrs. Engle and Coyne elected to abstain from any votes conducted by the Company's Board of Directors in connection with this acquisition.) In addition, the Company, through its independent directors, engaged an independent investment banking firm (the "Investment Banker"), to evaluate the transaction and express its opinion as to whether the acquisition was fair to the Company's shareholders from a financial point of view. The Investment Banker concluded that the terms of the acquisition were fair to the Company's shareholders.

      The Company purchased all of the common stock of Ariston from EFG for cash of $2 million and a purchase-money note of $10,450,000 (the "Note"). The Ariston acquisition was accounted for under the purchase method of accounting. The balance sheet and statement of operations of Ariston were consolidated effective September 1, 1998. The Note bears interest at the annualized rate of 7%, payable quarterly in arrears, and requires principal reductions based upon the cash flows generated by the limited partnership interests owned by Ariston. The Note matures on August 31, 2003 and is recourse only to the common stock of Ariston. The cost of the Ariston acquisition was allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed. In October 1998, Ariston declared and paid a cash distribution of $2,020,000 to the Company. Until the Note is retired, future cash distributions by Ariston require the consent of EFG.

      AFG Eireann is a special purpose limited partnership created in 1994 having a "tax interest" in a diversified pool of lease contracts owned by an institutional investor. Gary D. Engle is a 50% owner and a director of the general partner of AFG Eireann. ONC is a Massachusetts limited partnership established in 1995. ONC has investments in (i) cash, (ii) a portfolio of equipment leases, (iii) limited partnership units of several direct-participation equipment leasing programs sponsored and managed by EFG,
(iv) general and limited partnership interests in a real estate partnership sponsored by EFG that owns two commercial buildings leased to an investment-grade educational institution, and (v) a note receivable having a principal balance of approximately $2.7 million that is due from Messrs. Engle and Coyne. Gary D. Engle owns all of the voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC. James A. Coyne owns non-voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC.

      The Company's business plan contemplates making additional acquisitions or other investments where its sizable net operating loss carryforward can make it a value added buyer.

      Certain statements in this annual report that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, words such as "anticipates", "expects", "intends", "plans" and similar expressions are intended to identify forward-looking statements. These statements are subject to a number of risks and uncertainties including the Company's ability to successfully implement a new growth-oriented business plan. Actual results could differ materially from those projected in the forward-looking statements.

      The Company currently holds an ownership interest in a 274 acre land parcel in Southern California known as the Rancho Malibu property. The Company's investment in the Rancho Malibu property is not subject to any competition. The Company also holds a 0.3% beneficial interest in a liquidating trust, established for the benefit of a group of unsecured creditors of a previous borrower of the Company, which holds interests in various assets.

OTHER INFORMATION

      The Company has two employees who serve as directors and executive officers.

      On February 23, 1998, new requirements for continued inclusion on the NASDAQ National Market system became effective. The Company has not consistently met the new bid price criteria for continued listing based on the Company's stock price. Effective January 8, 1999, the Company's began trading on the NASDAQ SmallCap system.

      The Company reviews and monitors compliance with federal, state and local ordinances that have been enacted or adopted regulating the discharge of material into the environment, or otherwise relating to the protection of the environment. For the year ended December 31, 1998, the Company did not incur any material environmental expenditures.

ITEM 2. DESCRIPTION OF PROPERTY

      Incorporated herein by reference to Note 4 to the Consolidated Financial Statements in the 1998 annual report.

ITEM 3. LEGAL PROCEEDINGS

      Incorporated herein by reference to Notes 4 and 15 to the Consolidated Financial Statements in the 1998 annual report.


ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      None.

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      On June 30, 1998, the stockholders approved a 1-for-300 reverse stock split followed by a 30-for-1 forward stock split. As a result of the reverse stock split, each stockholder of record who owned less than 300 shares of common stock immediately prior to the reverse stock split received in lieu of the fractional share resulting from the reverse split, cash in the amount of $.790625 per share (the average daily closing price per share of common stock on the NASDAQ Stock Exchange for the ten trading days prior to effective date) multiplied by the number of shares of common stock owned by such stockholder immediately prior to the reverse stock split. Immediately after the reverse stock split, the number of shares of common stock of each holder (excluding stockholders who held less than 300 shares immediately prior to the reverse split) was converted in a forward split into multiple shares of common stock on the basis of 30 shares of common stock for each share or fraction thereof then held. The Company paid $356,098 to fractional stockholders on July 17, 1998 as a result of the reverse stock split. All share and per share data for prior periods presented have been restated to reflect the stock splits.

      The Company's shares were included for quotation on the NASDAQ National Market (symbol - VSLF) during 1998 and 1997 (see Item 1). The table below shows the quarterly high and low bid prices as reported by NASDAQ National Market for the years ended December 31, 1998 and 1997:

                                           Share Price
          Quarter              ----------------------------------
           Ended                     1998             1997
          -------                    ----             ----
          3/31       High          $10.000           $11.250
                     Low            $5.000            $9.063

          6/30       High           $9.375           $10.000
                     Low            $7.500            $8.125

          9/30       High           $8.500           $12.500
                     Low            $4.625            $6.875

          12/31      High           $4.750           $12.500
                     Low            $3.750            $4.063

      In connection with the Consent of the stockholders (described in Item 1), the Company declared a one-time cash dividend to its stockholders of $2.00 per share during the fourth quarter of 1997. The Company had not paid a dividend to its stockholders since 1990 as a result of the defaults by borrowers on the Company's mortgage loans, the resultant interruption in the Company's cash flow, the uncertainties regarding its assets and the Company's future cash requirements. The Company will continue to periodically evaluate its dividend policy, however, the Company's management currently does not anticipate additional dividends in the foreseeable future.

      The Company's ability to pay future dividends to its stockholders is dependent upon, among other things, the level of liquidity required to successfully implement a growth-oriented business plan and the Company's ability to control its property and Company level operating expenses. The Company will have future cash inflows as a result of the Ariston acquisition (see Item 1), which will be used to service associated acquisition indebtedness.

      At March 2, 1999, there were 1,479 record holders of the Company's shares of common stock.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

      Incorporated herein by reference to the section entitled "Management's Discussion and Analysis or Plan of Operation" in the 1998 annual report.

ITEM 7. FINANCIAL STATEMENTS

      Incorporated herein by reference to the Company's Consolidated Financial Statements included in the 1998 annual report.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

      There have been no changes in, or disagreements with, the accountants on any matter of accounting principles, practices or financial statement disclosure.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

      The directors and executive officers of the Company are:

    Walter E. Auch, Sr.          Director
    Robert M. Ungerleider        Director
    Joseph W. Bartlett           Director
    Gary D. Engle                Chairman, Chief Executive Officer and Director
    James A. Coyne               President, Chief Operating Officer and Director
    Gary M. Romano               Chief Financial Officer
    Michael J. Butterfield       Treasurer

      WALTER E. AUCH, SR., age 76, was the Chairman and Chief Executive Officer of the Chicago Board Options Exchange. Prior to that time, Mr. Auch was Executive Vice President, Director and a member of the executive committee of Paine Webber. Mr. Auch is a Director of Pimco Advisors L.P., Geotek Communications, Inc., Smith Barney Concert Series Funds, Smith Barney Trak Fund, The Brinson Partners Funds, and Nicholas Applegate Funds. He is also a Trustee of Hillsdale College and the Arizona Heart Institute. Mr. Auch has been a Director of the Company since 1987. Mr. Auch is also a Trustee of Banyan Strategic Realty Trust and a Director of Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund) and Banyan Management Corp.

      ROBERT M. UNGERLEIDER, age 57, is presently the President of Pilot Books, a book publisher located in Greenport, New York. Mr. Ungerleider has founded, developed and sold a number of start-up ventures including Verifone Finance, an equipment leasing service, SmartPage, a paging service company and Financial Risk Underwriting Agency, Inc., an insurance firm specializing in financial guarantee transactions. Prior to these endeavors, Mr. Ungerleider practiced real estate and corporate law in New York City for ten years. Mr. Ungerleider received his B. A. Degree from Colgate University and his Law Degree from Columbia University Law School. Mr. Ungerleider has been a Director of the Company since 1987. Mr. Ungerleider is also a Director of Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund) and Banyan Management Corp. and is counsel to the law firm of Lane Felcher Kurlander & Fox.

      JOSEPH W. BARTLETT, age 65, is a partner in the law firm of Morrison & Foerster LLP, which he joined in March 1996. From July 1991 until March 1996 he was a partner in the law firm of Mayer, Brown & Platt. Mr. Bartlett is also a Director of Cyrk, Inc., which designs, manufactures and distributes products for promotional programs and custom-designed sports apparel and accessories. Mr. Bartlett became a Director of the Company in October 1997.

      GARY D. ENGLE, age 50, is Chairman and Chief Executive Officer of the Company which position he assumed in November 1997. Mr. Engle is President and Chief Executive Officer of EFG, which he joined in 1990 as Executive Vice President. Mr. Engle purchased a controlling interest in EFG in December, 1994. He is also President of AFG Realty, Inc. From 1987 to 1990, Mr. Engle was a principal and co-founder of Cobb Partners Development, Inc., a real estate and mortgage banking company, with principal offices in Florida. From 1980 to 1987, Mr. Engle served in various capacities with Arvida Disney Company, a large scale community real estate development company owned by the Walt Disney Company with real estate development projects worldwide. Mr. Engle became a Director of the Company in May 1997.

      JAMES A. COYNE, age 38, is President and Chief Operating Officer of the Company which position he assumed in 1997. Mr. Coyne is Executive Vice President, Capital Markets of EFG and is also Vice President of AFG Realty Inc., an affiliate of EFG. He is responsible for EFG's real estate activities in both the United States and Australia. Mr. Coyne joined EFG in 1989, remained until May 1993, and rejoined EFG in November 1994. In September 1997, Mr. Coyne was appointed Executive Vice President of EFG. From May 1993 through November 1994, he was employed by the Raymond Company, a private investment firm, where he was responsible for financing corporate and real estate acquisitions. From 1985 through 1989, Mr. Coyne was affiliated with a real estate investment company and an equipment leasing company. Prior to 1985, he was with the accounting firm of Ernst & Whinney

(now Ernst & Young LLP). He has a BS in Business Administration from John Carroll University, a Masters Degree in Accounting from Case Western Reserve University and is a Certified Public Accountant. Mr. Coyne became a Director of the Company in October 1997.

      GARY M. ROMANO, 39, is Chief Financial Officer of the Company which position he assumed in November 1997. Mr. Romano is Executive Vice President and Chief Operating Officer of EFG and certain of its affiliates. Mr. Romano joined EFG in November 1989, became Vice President and Controller in April 1993 and Chief Financial Officer in April 1995. Mr. Romano assumed his current position at EFG in April 1996. Prior to joining EFG, Mr. Romano was Assistant Controller for a privately held real estate development and mortgage origination company that he joined in 1987. Previously, Mr. Romano was an Audit Manager at Ernst & Whinney (now Ernst & Young LLP), where he was employed from 1982 to 1986. Mr. Romano is a Certified Public Accountant and holds a B.S. degree from Boston College.

      MICHAEL J. BUTTERFIELD, 39, is Treasurer of the Company which position he assumed in November 1997. Mr. Butterfield joined EFG in June 1992, became Vice President, Finance and Treasurer of EFG and certain of it's affiliates in April 1996 and in July 1998, was promoted to Senior Vice President, Finance and Treasurer of EFG and certain of its affiliates. Prior to joining EFG, Mr. Butterfield was an Audit Manager with Ernst & Young LLP, which he joined in 1987. Mr. Butterfield was employed in public accounting and industry positions in New Zealand and London (UK) prior to coming to the United States in 1987. Mr. Butterfield attained his Associate Chartered Accountant (A.C.A.) professional qualification in New Zealand and has completed his CPA requirements in the United States. He holds a Bachelor of Commerce degree from the University of Otago, Dunedin, New Zealand.

ITEM 10. EXECUTIVE COMPENSATION

A. DIRECTOR COMPENSATION

      The Directors are paid an annual fee of $15,000, payable quarterly, plus $875 for each board meeting, including meetings of the compensation and audit committees, attended in person and $250 an hour for each board meeting, including meetings of the compensation and audit committees, attended via telephonic conference call. In addition, each Director is reimbursed for out-of-pocket expenses incurred in attending meetings of the board.

B. EXECUTIVE COMPENSATION

      Compensation paid to Mr. Engle for the years ended December 31, 1998 and 1997, Mr. Coyne for the year ended December 31, 1998 and Mr. Levine, the former President and Chief Executive Officer of the Company, for the years ended December 31, 1997 and 1996 is as follows:

                             Annual Compensation (1)
                             -----------------------

                                                                                     Other Annual
                                   Year              Salary         Bonus (3)        Compensation
                                   ----           ------------    -------------    -----------------
Gary D. Engle, (2)                 1998           $   120,000              n/a           n/a
Chairman and Chief                 1997           $    48,383              n/a           n/a
Executive Officer

James A. Coyne,                    1998           $   120,000              n/a           n/a
President and Chief                1997           $    48,383              n/a           n/a
Operating Officer

Leonard G. Levine,                 1997           $   111,926     $      7,164           n/a
Former President and Chief         1996           $   108,141     $    217,135           n/a
Executive Officer

                           Long-Term Compensation (1)
                           --------------------------

                                                       Awards                   Payouts
                                            ----------------------------       ---------------------------------
                                            Restricted
                                              Stock            Options/           LTIP             All Other
                                Year          Awards           SARSs (#)        Payouts           Compensation
                                ----        ----------        ----------       ---------        ----------------
Gary D. Engle, (2)              1998           n/a               n/a              n/a                        n/a
Chairman and Chief              1997           n/a               n/a              n/a                        n/a
Executive Officer

James A. Coyne,                 1998           n/a               n/a              n/a                        n/a
President and Chief
Operating Officer

Leonard G. Levine,              1997           n/a               n/a              n/a              $     400,000
Former President and Chief      1996           n/a               n/a              n/a                        n/a
Executive Officer

(1) Total compensation for each of the next three highest paid executive officers did not exceed $100,000 in 1998, 1997 or 1996.

(2) Mr. Engle became Chairman and Chief Executive Officer on November 10, 1997, following Mr. Levine's resignation.

(3) Pursuant to Mr. Levine's employment agreement the incentive amounts which were earned in 1996 and 1995 were paid or awarded to him by the Company in 1997 and 1996, respectively.

      Mr. Engle serves as Chief Executive Officer of the Company pursuant to an Executive Employment Agreement dated November 10, 1997, and Mr. Coyne serves as Chief Operating Officer of the Company pursuant to an Executive Employment Agreement dated May 1, 1997. The provisions of the two Agreements (the "Agreements") are identical.

      Pursuant to the Agreements, the Company paid each executive a base salary of $120,000 and $48,383 for services rendered to the Company in 1998 and 1997, respectively. For 1998 and thereafter, the Agreements provide that the Company will pay each executive a base salary at the rate of not less than $120,000 per year, subject to adjustment by the Board of Directors based upon performance by the executive of his duties and the financial performance of the Company. Under the Agreements, each executive is also entitled to receive such incentive or performance cash bonuses as the Board may determine from time to time.

      The Agreements provide that the executives' salary will be deferred under an Incentive Compensation Plan, unless the executive in any prospective period elects to have such salary paid to him directly. Pursuant to the Agreements and the Incentive Plan, the Participants deferred $240,000 and $96,766 of compensation during the years ended December 31, 1998 and 1997, respectively, which represented 41,400 and 15,483 shares of common stock, respectively. During 1997, the number of shares of Common Stock was determined by dividing the dollar amount of the salary deferred by $6.25, the closing price of a share of the Company's Common Stock on December 30, 1997, the effective date of the Incentive Plan. During 1998, such shares of Common Stock was determined by dividing the dollar amount of the salary deferred each month by the average of the closing prices of a share of the Company's Common Stock for the last ten trading days of the month.

      The Agreements also provide for the grant of 40,000 options to each executive, subject to approval by the stockholders. Incentive stock options to purchase 40,000 shares of Common Stock of the Company at an exercise price of $9.25 per share were granted to each executive on December 30, 1997. These grants were approved by stockholders at the 1998 Annual Meeting. One-third of such options vest on each anniversary of the date of grant, subject to acceleration in the event of a Change-in-Control, which is defined as an occurrence whereby (i) any person, partnership, corporation, entity or group (as such term is used in the Exchange Act), in a single transaction or series of related transactions, directly or indirectly, acquires beneficial ownership of more than 50 percent of the Company's securities or substantially all of the Company's assets, or (ii) individuals who were members of the Board immediately prior to a meeting of stockholders involving a contest for directors do not constitute a majority of the Board following such election or (iii) the executive fails to be elected or re-elected to the Board, unless the executive was not nominated with his consent.

      Additional benefits to which the executives are entitled under the Agreements include such amount of paid vacation per calendar year and such health, life and disability insurance protection as the executive reasonably requests.

      Each Agreement extends until December 31, 2000, and thereafter is renewed for additional one-year terms unless either party gives written notice to the other not less than 30 days prior to the end of the original term or any renewal term that the party does not wish to renew the Agreement. The Company may terminate the Agreements for cause, and the executive may terminate his Agreement at any time upon 60 days' prior written notice. In addition, the executive may terminate his Agreement effective immediately within 60 days of a Change-in-Control, and in that event the Company must continue the executive's salary and fringe benefits under his Agreement and his incentive compensation under the Incentive Plan for a period of 18 months. If the Company terminates an executive or the Company elects not to renew an executive's Agreement within 24 months following a Change-in-Control, the Company must pay to the executive in a lump sum an amount equal to the greater of (i) three times the base salary paid to the executive in the 36 months preceding the Change-in-Control and (ii) the base salary due to be paid the executive through the end of the term (or renewal term) of his Agreement. If the Company terminates the employment of an executive without cause, all payments under his Agreement continue through the end of the then term. If the Company elects not to renew an executive's Agreement at the end of the original term or any renewal term, the executive will receive a termination settlement equal to 12 months' salary and will continue to receive insurance benefits for 12 months, unless such non-renewal occurs within 24 months following a Change-in-Control, in which event the executive will receive the benefits he would have received if he had terminated the Agreement following a Change-in-Control. Upon termination of an Agreement voluntarily by an executive, upon the election by the executive not to renew his Agreement or by the Company for cause, all payments and benefits under the Agreement cease on the date of termination.

      Until November 10, 1997, Mr. Levine served as Chief Executive Officer of the Company pursuant to an employment agreement entered into on January 1, 1990 , which was amended and restated effective May 1, 1997 (together, the "Levine Agreement"). Under the Levine Agreement, Mr. Levine was paid a salary for the calendar year 1997 equal to $111,926 per year.

      Under the Levine Agreement, Mr. Levine received incentive compensation under an incentive program included in the agreement, calculated as follows: (i) 1.00% of the Company's collateralized claims which were converted into cash;
(ii) 3.00% of the Company's unsecured claims which were converted into cash;
(iii) 0.1% of all cash distributions of capital; and (iv) 0.14% of all distributions of income to stockholders of the Company. Pursuant to the Levine Agreement, incentive earned was paid 80% in cash on or before March 15th of the following year and 20% in phantom stock rights (the "Phantom Stock").

      On April 1, 1997 and March 1, 1996, Mr. Levine was paid (i) $7,164 and $217,135, respectively, in cash, representing 80% of his incentive compensation earned for the fiscal years ended December 31, 1996 and 1995, respectively; and
(ii) received 191 shares and 4,308.3 shares, respectively, of Phantom Stock, representing 20% of the incentive compensation earned for those years. The value of the Phantom Stock on the date of grant was $9.375 per share or $1,790 for shares issued in 1997, $12.60 per share or $54,284 for shares issued in 1996.

      Under the Levine Agreement, Mr. Levine received a termination fee of $400,000 in connection with the termination of his employment, and all of his Phantom Shares were forfeited by him.

C. EXECUTIVE AND DIRECTORS STOCK OPTION PLAN

      On June 30, 1994, the stockholders approved and adopted the 1994 Executive and Directors Stock Option Plan (the "Plan"). As originally adopted, the Plan authorized the grant of non-statutory stock options only. On December 30, 1997, the Board of Directors of the Company adopted an amendment to the Plan to permit the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The stockholders approved the Amendment to the Plan at the 1998 Annual Meeting of Stockholders. The Plan granted the Board of Directors the authority to issue up to 100,000 shares of the Company's common stock for stock option awards. The Plan consists of an Executive Option Grant Program and a Director Option Grant Program. Under the Director Option Grant Program, each of the Directors, in consideration of their length of service on the Board, received an option to acquire 5,000 shares. The exercise price of the options initially granted to the Board of Directors on July 15, 1994 under the Director Option Grant Program was $11.25. The exercise price was reduced to $9.25 by a vote of the Board of Directors on December 30, 1997. No executive is eligible to receive options under the Director Option Grant Program.

      The Board administers the Executive Option Grant Program and has the authority to determine, among other things, the individuals to be granted Executive Options, the exercise price at which shares may be acquired, the number of shares subject to each option and the exercise period of each option. The Board is also authorized to construe and interpret the Executive Option Grant Program and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Executive Option Grant Program. No Director is eligible to receive options under the Executive Option Grant Program.

      Options are not transferable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee. Upon the: (a) death or permanent and total disability of an optionee; or (b) retirement in accord with the Company's retirement practices, any unexercised options will be exercisable at any time within one year in the case of (a) and ninety days in the case of (b) (but in no case beyond the expiration date specified in the Option Agreement). If, while unexercised options remain outstanding under the Plan, the Company ceases to be a publicly-traded company, or if the Company merges with another entity or a similar event occurs, all options outstanding under the Plan shall immediately become exercisable at that time.

      The Plan requires the optionee to pay, at the time of exercise, for all shares acquired on exercise in cash, shares, or in the case of the Executive Option Program, other forms of consideration acceptable to the Board.

      If the Company declares a stock dividend, splits its stock, combines or exchanges its shares, or engages in any other transactions which results in a change in capital structure such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board may adjust or substitute, as the case may be, the number of shares available for options under the Plan, the number of shares covered by outstanding options, the exercise price per share of outstanding options, any target price levels for vesting of the options and any other characteristics of the options as the Board deems necessary to equitably reflect the effects of those changes on the option holders.

      The Board granted 9,000 options on each of April 16, 1996, July 11, 1995 and January 18, 1994 (27,000 options in total) to management under the Plan, at a price equal to the closing price of the Company's stock as reported by NASDAQ on the day of the grant of options ($12.50 per share at April 16, 1996, $15.00 per share at July 11, 1995 and $11.25 per share at January 18, 1994).

      Pursuant to the terms of the grants, options for all shares granted under the Executive Option Grant Program are exercisable and vested in installments as follows: (i) 33.3% of the number of shares commencing on the first anniversary of the date of grant; (ii) an additional 33.3% of the shares commencing on the second anniversary of the date of the grant; and (iii) an additional 33.4% of shares commencing on the third anniversary of the date of grant. Options for all shares as granted under the Director Option Grant Program are exercisable in installments as follows: (i) 50.0% of the number of shares commencing on the first anniversary of the date of grant; and (ii) an additional 50.0% of the number of shares commencing on the second anniversary of the date of grant. The Board is granted discretion to determine the term of each option granted under the Executive Option Grant Program, but in no event will the term exceed ten years and one day from the date of grant.

      During 1998, unexercised stock options issued to a former Director, Mr. Nudo under the Director Option Grant Program were canceled and surrendered in connection with his resignation. Mr. Nudo was paid $20,000 by the Company as consideration for his options.

      During 1997, the Company's former executives who held unexercised options issued under the Executive Option Grant Program agreed to cancel and surrender these options in consideration of the Company paying each holder $2.00 in cash for each share of Common Stock subject to such holder's options. The Company retired 6,850 options to purchase shares of the Company's common stock at a price of $2.00 per share or $13,700. The options held by Mr. Levine (18,000 options), were canceled and surrendered in connection with his resignation.

      On December 30, 1997, the Board voted to grant nonstatutory stock options for 5,000 shares at an exercise price of $9.25 per share to Joseph W. Bartlett under the Director Option Grant Program and incentive stock options for 40,000 shares at an exercise price of $9.25 per share to each of Gary D. Engle and James A. Coyne under the Executive Option Grant Program. These grants were approved by the stockholders at the June 30, 1998 Annual Meeting. The closing price for a share of the Company's Common Stock as reported by NASDAQ was $6.25 and $8.125 at December 30, 1997 and June 30, 1998, respectively.

      Stock Options granted or exercised under the Option Plan by executive officers named in the executive compensation table for the year ended December 31, 1998, are as follows:

                     STOCK OPTION GRANTS IN 1998 FISCAL YEAR

                     Number of Securities   % of Total Options Granted
                          Underlying               to Employees           Exercise or    Expiration
Name                   Options Granted            in Fiscal Year          Base Price         Date
-----------------      ---------------            --------------          ----------        -------
Gary D. Engle                none                       n/a                   n/a             n/a
James A. Coyne               none                       n/a                   n/a             n/a

                  AGGREGATED STOCK OPTION EXERCISES DURING 1998
                         AND DECEMBER 1998 OPTION VALUES

                                                                     Number of Securities
                                                                    Underlying Unexercised    Value of Unexercised
                                                                           Options            In-the-Money Options
                                                                        at December 31            at December 31
                         Shares Acquired            Value                Exercisable/             Exercisable/
Name                       on Exercise             Realized              Unexercisable            Unexercisable
----------------           ------------            ---------             --------------           -------------
Gary D. Engle                None                     $0                13,320/26,680               n/a / n/a
James A. Coyne               None                     $0                13,320/26,680               n/a / n/a

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial owners of Common Stock as of March 2, 1999 by: (i) each person or entity who is known by the Company to own more than five percent of the Common Stock (together with such person's address); (ii) each director and each executive officer of the Company named in the executive compensation table; and (iii) all current directors and officers as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of Common Stock that are not outstanding but may be acquired by that person or entity upon exercise of all options and warrants exercisable by that person or entity within 60 days. However, such shares of Common Stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person or entity. Messrs. Romano and Butterfield do not own any shares of Common Stock of the Company.

Name of Person or Entity                                      Number of Shares           Percent of Total Shares
------------------------                                      ----------------           -----------------------
AFG Hato Arrow Limited Partnership                                 198,700 (1)                    17.5%
AFG Dove Arrow Limited Partnership
AIP/Larkfield Limited Partnership
c/o Equis Corporation
88 Broad Street
Boston, Massachusetts 02110

Gary D. Engle, Chairman, Chief Executive                            34,857 (2) (3)                  3%
Officer and Director

James A. Coyne, President, Chief Operating                          36,757 (4)                     3.2%
Officer and Director

Joseph W. Bartlett, Director                                         5,000 (5)                 Less than 1%

Robert M. Ungerleider, Director                                      5,600 (5)                 Less than 1%

Walter E. Auch, Sr., Director                                        6,600 (5)                 Less than 1%

All Directors and Officers of the Company,                          21,300                         1.9%
as a group (7 persons)

(1) Certain affiliates of EFG have filed reports with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), indicating ownership of five percent or more of the outstanding Common Stock. At March 2, 1999: (i) AFG Hato Arrow Limited Partnership owns 63,544 shares, amounting to 5.5% of the outstanding Common Stock; (ii) AFG Dove Arrow Limited Partnership owns 61,673 shares, amounting to 5.4% of the outstanding Common Stock and (iii) AIP/Larkfield Limited Partnership owns 73,483 shares, amounting to 6.4% of the outstanding Common Stock. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company, has effective control over the operation of each of these limited partnerships.

(2) Because Mr. Engle has effective control over AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership and AIP/Larkfield Limited Partnership, he is also deemed to beneficially own 198,700 shares owned by those partnerships.

(3) Includes 33,757 shares held by a rabbi trust for the benefit of Mr. Engle representing salary deferred by the officer through March 2, 1999 pursuant to the Company's Incentive Compensation Plan.

(4) Includes 33,757 shares held by a rabbi trust for the benefit of Mr. Coyne representing salary deferred by the officer through March 2, 1999 pursuant to the Company's Incentive Compensation Plan.

(5) Includes currently exercisable options granted under the Company's 1994 Executive and Director Stock Option Plan to purchase 5,000 shares of Common Stock.

      The Company is not aware of any other person who, alone or as part of a group, beneficially owns more than five percent of the outstanding shares of Common Stock at March 2, 1999. The Company is not aware of any arrangement, the operation of which may at a subsequent date result in a change of control of the Company.

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock and other equity securities of the Company with the SEC and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, directors and greater than ten percent stockholders to furnish the Company with copies of all these forms filed with the SEC and NASD.

      To the Company's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during 1998.

      See Item 10, Executive Compensation, for information on Stock Options of the Company held by officers and directors pursuant to the 1994 Executive and Directors Stock Option Plan and for information on shares held by a rabbi trust for the benefit of certain officers pursuant to the Company's Incentive Compensation Plan.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      ACQUISITION OF ARISTON CORPORATION

      As described in Item 1, the Company acquired Ariston on August 31, 1998 for a total purchase price of $12,450,000. Ariston is a holding company having two investments: (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership having a tax interest in a diversified pool of lease contracts owned by an institutional investor and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership with investments in cash and notes, equipment leases, and limited partnerships that are engaged in either equipment leasing or real estate. The latter includes two commercial buildings located in Washington D.C. and Sydney, Australia that are leased to an investment-grade educational institution. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company and James A. Coyne, President, Chief Operating Officer and a director of the Company both are affiliated with ONC and Gary D. Engle is affiliated with AFG Eireann.

      OTHER RELATED PARTY TRANSACTIONS

      As described in Item 1, The Company executed and delivered an Exchange Agreement dated April 30, 1997 (amended as of August 7, 1997, the "Agreement") among the Company, Equis, EFG and certain partnerships managed by EFG. Pursuant to the Agreement, the Administrative Services Agreement between the Company and Banyan Management Corp. ("BMC") was amended to provide, among other things, for the payment to BMC of a termination fee in the amount of $251,823 and the transfer of the Company's ownership interest in BMC to BMC's designee. Effective May 6, 1997, EFG entered into an Administrative Services Agreement to provide administrative services to the Company, replacing BMC. Administrative costs, primarily salaries and general and administrative expenses, of $152,201 were incurred on the Company's behalf by EFG during the year ended December 31, 1998. During the year ended December 31, 1997, the Company incurred $49,166 in administrative costs for services provided by EFG and $107,781 for services provided by BMC. The costs incurred by EFG on behalf of the Company are reflected as Administrative Reimbursement - Affiliate on the Consolidated Statements of Operations. The costs incurred by BMC on behalf of the Company are included in General and Administrative expenses on the Consolidated Statements of Operations.

      Pursuant to the Agreement, on April 30, 1997, the Company issued to the Partnerships 198,700 shares of the Company's common stock at the price of $15.00 per share. Cash proceeds received by the Company, $2,480,500, were net of related costs of $500,000. In addition, the Partnerships made a three-year loan to the Company in the amount of $4,419,500. The Loan has an interest rate of 10% per annum with mandatory principal reductions, if and to the extent net proceeds are received from the sale or refinancing of the Rancho Malibu property.

ITEM 13. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

(a)(1) Financial Statements

The following consolidated financial statements of Semele Group Inc. included in its Annual Report for the year ended December 31, 1998 are incorporated by reference in Item 7 hereof:

            Consolidated Balance sheets as of December 31, 1998 and 1997 Consolidated Statements of Operations For the Years Ended December 31, 1998 and 1997
            Consolidated Statements of Stockholders' Equity For the Years Ended December 31, 1998 and 1997
            Consolidated Statements of Cash Flows For the Years Ended December 31, 1998 and 1997
            Notes to Consolidated Financial Statements

(2) Financial Statement Schedules

None required.

(3) Exhibits

A list of exhibits filed or incorporated by reference is as follows:

3.1 Restated Certificate of Incorporation (filed with the Securities and Exchange Commission as Exhibit (3)(i) to the Registrant's Report on Form 8-K dated October 21, 1997 and incorporated by reference)

3.2 Amended and Restated By-Laws (filed with the Securities and Exchange Commission as Exhibit (3)(ii) to the Registrant's Report on Form 8-K dated October 21, 1997 and incorporated by reference)

4 Form of new stock certificate (filed with the Securities and Exchange Commission as Exhibit (4) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 and incorporated by reference)

10.1 Executive Employment Agreement for Gary D. Engle (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.1 and is incorporated herein by reference)

10.2 Executive Employment Agreement for James A. Coyne (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.2 and is incorporated herein by reference)

10.3 Amended 1994 Executive and Director Stock Option Plan (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.3 and is incorporated herein by reference)

10.4 Incentive Compensation Plan (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.4 and is incorporated herein by reference)

10.5 Trust under Semele Group Inc. Incentive Compensation Plan (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.5 and is incorporated herein by reference)

10.6 Qualified Stock Option Agreement Executive Option Grant Program dated December 30, 1997 between Semele Group Inc. and Gary D. Engle (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.6 and is incorporated herein by reference)

10.7 Qualified Stock Option Agreement Executive Option Grant Program dated December 30, 1997 between Semele Group Inc. and James A. Coyne (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.7 and is incorporated herein by reference)

10.8 Director Stock Option Agreement Director Option Grant Program (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.8 and is incorporated herein by reference)

10.9 Amendment to Director Stock Option Agreement Director Option Grant Program dated December 30, 1997 between Semele Group Inc. and Gerald
            L. Nudo (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.9 and is incorporated herein by reference)

10.10 Amendment to Director Stock Option Agreement Director Option Grant Program dated December 30, 1997 between Semele Group Inc. and Robert
            M. Ungerleider (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.10 and is incorporated herein by reference)

10.11 Amendment to Director Stock Option Agreement Director Option Grant Program dated December 30, 1997 between Semele Group Inc. and Walter
            E. Auch (filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as Exhibit 10.11 and is incorporated herein by reference)

10.12 Third Amended and Restated Employment Agreement for Leonard G. Levine dated May 1, 1997 (filed with the Securities and Exchange Commission as Exhibit (10)(i) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1997 and incorporated by reference)

10.13 Amendment No. 1 to Exchange Agreement dated August 7, 1997 (filed with the Securities and Exchange Commission as Exhibit (10)(ii) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1997 and incorporated by reference)

10.14 Exchange Agreement dated April 30, 1997 by and among AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership, AIP/Larkfield Limited Partnership, Equis Exchange LLC, Equis Financial Group Limited Partnership and the Registrant and related exhibits (filed with the Securities and Exchange Commission as Exhibit (10)(i) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997 and incorporated by reference)

10.15       Directors Stock Option Agreement dated July 15, 1994

10.16 Executive Stock Option Agreements dated July 1, 1994, July 11, 1995 and April 16, 1996.

13 The Company's Annual Report to Stockholders for the year ended December 31, 1998

21          Subsidiaries of the Company

23          Consent of Independent Auditors

27 Financial Data Schedule (such schedule is not deemed filed as part of this report)

99.1 Press Release dated October 21, 1997 (filed with the Securities and Exchange Commission as Exhibit (99)(i) to the Registrant's Report on Form 8-K dated October 21, 1997 and incorporated by reference)

(b)         No Reports on Form 8-K were filed during the quarter ended December
            31, 1998.

(c)         See Item 13(a)(3) above.

(d)         None.

      An annual report will be sent to the stockholders subsequent to this filing and the Company will furnish copies of such report to the Commission at that time.

                                   SIGNATURES

      IN ACCORDANCE WITH Section 13 or 15(d) of the Exchange Act, the Issuer has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEMELE GROUP INC.


By:  /s/Gary D. Engle                                      Date:  April 15, 1999
     Gary D. Engle, Chairman, Chief Executive
     Officer and Director

      IN ACCORDANCE WITH the Exchange Act, this Annual Report has been signed below by the following persons on behalf of the Issuer and in the capacities and on the dates indicated.


By:  /s/Gary D. Engle                                      Date:  April 15, 1999
     Gary D. Engle, Chairman, Chief Executive
     Officer and Director


By:  /s/James A. Coyne                                     Date:  April 15, 1999
     James A. Coyne, President, Chief
     Operating Officer and Director


By:  /s/Gary M. Romano                                     Date:  April 15, 1999
     Gary M. Romano, Vice President and
     Chief Financial Officer


By:  /s/Walter E. Auch                                     Date:  April 15, 1999
     Walter E. Auch, Sr., Director


By:  /s/Robert M. Ungerleider                              Date:  April 15, 1999
     Robert M. Ungerleider, Director


By:  /s/Joseph W. Bartlett                                 Date:  April 15, 1999
     Joseph W. Bartlett, Director

                                   SIGNATURES

      IN ACCORDANCE WITH Section 13 or 15(d) of the Exchange Act, the Issuer has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEMELE GROUP INC.


By:  ____________________________________                  Date:  April 15, 1999
     Gary D. Engle, Chairman, Chief Executive
     Officer and Director

      IN ACCORDANCE WITH the Exchange Act, this Annual Report has been signed below by the following persons on behalf of the Issuer and in the capacities and on the dates indicated.


By:  ____________________________________                  Date:  April 15, 1999
     Gary D. Engle, Chairman, Chief Executive
     Officer and Director


By:  ____________________________________                  Date:  April 15, 1999
     James A. Coyne, President, Chief Operating
     Officer and Director


By:  ____________________________________                  Date:  April 15, 1999
     Gary M. Romano, Vice President and
     Chief Financial Officer


By:  ____________________________________                  Date:  April 15, 1999
     Walter E. Auch, Sr., Director


By:  ____________________________________                  Date:  April 15, 1999
     Robert M. Ungerleider, Director


By:  ____________________________________                  Date:  April 15, 1999
     Joseph W. Bartlett, Director

EXHIBIT 13

                                SEMELE GROUP INC.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                              Pages
                                                                                                              -----
Management's Discussion and Analysis of Financial Condition or Plan of Operation                              19-23

Report of Independent Auditors                                                                                   24

Consolidated Balance Sheets as of December 31, 1998 and 1997                                                     25

Consolidated Statements of Operations
   For the Years Ended December 31, 1998 and 1997                                                                26

Consolidated Statements of Stockholders' Equity
   For the Years Ended December 31, 1998 and 1997                                                                27

Consolidated Statements of Cash Flows
   For the Years Ended December 31, 1998 and 1997                                                                28

Notes to Consolidated Financial Statements                                                                    29-41

All schedules are omitted since the required information is not present or is not present in amounts sufficient to require submission of the schedule or because the information required is included in the consolidated financial statements and notes thereto.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                    FINANCIAL CONDITION OR PLAN OF OPERATION

GENERAL

      Certain statements in this annual report that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, words such as "anticipates", "expects", "intends", "plans" and similar expressions are intended to identify forward-looking statements. These statements are subject to a number of risks and uncertainties including the Company's ability to successfully implement a new growth-oriented business plan. Actual results could differ materially from those projected in the forward-looking statements.

      The Company, formerly known as Banyan Strategic Land Fund II, was originally established to invest primarily in short-term, junior, pre-development and construction mortgage loans. The borrowers subsequently defaulted on these mortgage loan obligations, adversely affecting the Company. As a result of these defaults, the Company suspended the making of new loans, except for advances of additional funds under circumstances in which it was deemed necessary to preserve the value of existing collateral, including instances where the Company had foreclosed upon or taken title, directly or indirectly, to the collateral. In 1990, the Company implemented a plan designed to preserve its assets and manage its properties acquired through foreclosure or otherwise until they would be disposed of in an orderly manner. On February 25, 1997, the Directors of the Company authorized management to engage an investment banking firm for purposes of evaluating strategic alternatives for maximizing stockholder value. The Company executed and delivered an Exchange Agreement dated April 30, 1997 (amended as of August 7, 1997, the "Agreement") among the Company, Equis Exchange L.L.C., a Massachusetts limited liability company ("Equis"), Equis Financial Group Limited Partnership ("EFG") and certain partnerships affiliated with EFG (the "Partnerships"). Pursuant to the Agreement, the Company issued to the Partnerships 198,700 shares of the Company's common stock at the price of $15.00 per share. Cash proceeds received by the Company, $2,480,500, were net of related costs of $500,000. In addition, the Partnerships made a three-year loan to the Company in the amount of $4,419,500. These transactions are intended to provide capital to assist the Company in a new growth-oriented business plan, which includes the development of the Company's property known as Rancho Malibu. The transaction also called for a one time $2.00 per share cash dividend to be paid in the event certain stockholder proposals were approved. The Consent of the stockholders was obtained and the proposals were adopted on October 21, 1997.

      Pursuant to the Agreement, the Administrative Services Agreement between the Company and Banyan Management Corp. ("BMC") was amended to provide, among other things, for the immediate payment to BMC of a termination fee in the amount of $251,823 and the transfer of the Company's ownership interest in BMC to BMC's designee. Pursuant to the Agreement, the Company also entered into a new Administrative Services Agreement with EFG (see Note 5 to the consolidated financial statements).

      On August 31, 1998, the Company executed an agreement to acquire all of the common stock of Ariston Corporation ("Ariston") for a total purchase price of $12,450,000. Ariston is a holding company having two investments: (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership having a tax interest in a diversified pool of lease contracts owned by an institutional investor and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership with investments in cash and notes, equipment leases, and limited partnerships that are engaged in either equipment leasing or real estate. The latter includes two commercial buildings located in Washington D.C. and Sydney, Australia that are leased to an investment-grade educational institution. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company and James A. Coyne, President, Chief Operating Officer and a director of the Company both are affiliated with ONC and Gary D. Engle is affiliated with AFG Eireann. Ariston was organized on July 31, 1998 as a Delaware corporation. On August 3, 1998, EFG contributed its limited partnership interests in AFG Eireann and ONC to Ariston in exchange for Ariston common stock. Ariston was a wholly-owned subsidiary of EFG until its acquisition by the Company and was formed principally to facilitate the transfer of limited partnership interests held by EFG in AFG Eireann and ONC. Gary D. Engle controls EFG and is the sole director of Ariston.

      The acquisition of Ariston was approved by the Company's independent directors. (Both Messrs. Engle and Coyne elected to abstain from any votes conducted by the Company's Board of Directors in connection with this acquisition.) In addition, the Company, through its independent directors, engaged an independent investment banking firm (the "Investment Banker"), to evaluate the transaction and express its opinion as to whether the acquisition was fair to the Company's shareholders from a financial point of view. The Investment Banker concluded that the terms of the acquisition were fair to the Company's shareholders.

      The Company purchased all of the common stock of Ariston from EFG for cash of $2 million and a purchase-money note of $10,450,000 (the "Note"). The Ariston acquisition was accounted for under the purchase method of accounting. The balance sheet and statement of operations of Ariston were consolidated effective September 1, 1998. The Note bears interest at the annualized rate of 7%, payable quarterly in arrears, and requires principal reductions based upon the cash flows generated by the limited partnership interests owned by Ariston. The Note matures on August 31, 2003 and is recourse only to the common stock of Ariston. The cost of the Ariston acquisition was allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed. In October 1998, Ariston declared and paid a cash distribution of $2,020,000 to the Company. Until the Note is retired, future cash distributions by Ariston require the consent of EFG.

      The Company currently holds an ownership interest in a 274 acre land parcel located in Southern California known as the Rancho Malibu property. The Company also holds a 0.3% beneficial interest in a liquidating trust, established for the benefit of a group of unsecured creditors of a previous borrower of the Company, which holds interests in various assets.

Year 2000 Issue

      The Year 2000 Issue generally refers to the capacity of computer programming logic to correctly identify the calendar year. Many companies utilize computer programs or hardware with date sensitive software or embedded chips that could interpret dates ending in "00" as the year 1900 rather than the year 2000. In certain cases, such errors could result in system failures or miscalculations that disrupt the operations of the affected businesses. The Company uses information systems provided by EFG and has no information systems of its own. EFG has adopted a plan to address the Year 2000 Issue that consists of four phases: assessment, remediation, testing, and implementation and has elected to utilize principally internal resources to perform all phases. EFG completed substantially all of its Year 2000 project by December 31, 1998 at an aggregate cost of less than $50,000 and at a di minimus cost to the Company. All costs incurred in connection with EFG's Year 2000 project have been expensed as incurred.

      EFG's primary information software was coded by IBM at the point of original design to use a four digit field to identify calendar year. All of the Company's lease billings, cash receipts and equipment remarketing processes are performed using this proprietary software. In addition, EFG has gathered information about the Year 2000 readiness of significant vendors and third party servicers and continues to monitor developments in this area. All of EFG's peripheral computer technologies, such as its network operating system and third-party software applications, including payroll and electronic banking, have been evaluated for potential programming changes and have required only minor modifications to function properly with respect to dates in the year 2000 and thereafter. EFG understands that each of its and the Company's significant vendors and third-party servicers are in the process, or have completed the process, of making their systems Year 2000 compliant. Substantially all parties queried have indicated that their systems would be Year 2000 compliant by the end of 1998.

      Presently, EFG is not aware of any outside customer with a Year 2000 Issue that would have a material effect on the Company's results of operations, liquidity, or financial position. The Company's equipment leases were structured as triple net leases, meaning that the lessees are responsible for, among other things, (i) maintaining and servicing all equipment during the lease term, (ii) ensuring that all equipment functions properly and is returned in good condition, normal wear and tear excepted, and (iii) insuring the assets against casualty and other events of loss. Non-compliance with lease terms on the part of a lessee, including failure to address Year 2000 Issues, could result in lost revenues and impairment of residual values of the Company's equipment assets under a worst-case scenario.

      EFG believes that its Year 2000 compliance plan will be effective in resolving all material Year 2000 risks in a timely manner and that the Year 2000 Issue will not pose significant operational problems with respect to its computer systems or result in a system failure or disruption of its or the Company's business operations. However, EFG has no means of ensuring that all customers, vendors and third-party servicers will conform ultimately to Year 2000 standards. The effect of this risk to the Company is not determinable.

Liquidity and Capital Resources

      Cash and cash equivalents consist of cash and short-term investments. The Company's cash and cash equivalents balance at December 31, 1998 and 1997 was $7,788,124 and $7,884,593, respectively. The decrease in total cash and cash equivalents of $96,469 was the result of cash used in financing activities offset by cash provided by operating and investing activities (see below).

      Cash Flow From Operating Activities: Net cash from operating activities was $279,607 during the year ended December 31, 1998 compared to net cash used in operating activities of $2,103,061 for the same period in 1997. Net cash used in 1997 resulted from cash used to engage an investment banking firm for purposes of evaluating strategic alternatives for maximizing shareholder value and costs incurred to implement a growth-oriented business plan. See Results of Operations for additional discussion.

      Cash Flow From Investing Activities: During the year ended December 31, 1998, net cash provided by investing activities resulted from $475,000 of principal repayments on the Hemet IV and Lindfield Tract A loans (see below) and $148,843 from investment in partnerships and trusts offset by cash used to acquire Ariston. During the year ended December 31, 1997, net cash provided by investing activities was $5,330,489 resulting from distributions from the Company's investment in a real estate venture of $4,713,101 (see below) and proceeds received from the sale of foreclosed real estate of $617,388 (see below).

      Cash Flow From Financing Activities: During the year ended December 31, 1998, net cash used in financing activities resulted from $356,098 of cash used to pay fractional shareholders as a result of the reverse stock split, $354,768 to purchase 69,223 shares of the Company's common stock, $72,755 to repay certain debt obligations assumed in connection with the Ariston acquisition and $105,232 to pay certain distributions as a result of the Ariston acquisition. During the year ended December 31, 1997, net cash provided by financing activities was $4,511,830 resulting from the issuance of stock pursuant to the Exchange Agreement described above, offset by $2,388,170 cash used in connection with the dividend to stockholders and proceeds of $4,419,500 from note payable - affiliate received pursuant to the Exchange Agreement described above.

      At December 31, 1997, the Company's mortgage loan portfolio consisted of two loans with a carrying value totaling $475,000. During the year ended December 31, 1998, the Company received final principal and interest payments on these loans (Lindfield Tract A and Hemet IV loans).

      The Company's future liquidity needs will be dependent upon, among other things, the level of liquidity required to successfully implement a growth-oriented business plan and the Company's ability to control its property and Company level operating expenses. The Company will have future cash inflows as a result of the Ariston acquisition (see above), which will be used to service associated acquisition indebtedness.

Results of Operations

      Total income for the year ended December 31, 1998 increased to $1,158,216 from $234,641 for the same period in 1997. Income from lending and investing activities increased due to (i) interest received on the Hemet IV loan of $244,795 (see Note 8 to the financial statements) and (ii) an increase in interest earned on investments, resulting from additional cash available for investment due to the issuance of stock and cash distributions received related to the Company's investment in the real estate venture (see below). Other income during 1998 resulted from the acquisition of Ariston (see above) which included:
(i) property and equipment on operating leases generating rental income and (ii) a note receivable-affiliates generating interest income. Interest income on the note receivable-affiliates is subordinate to the repayment of certain institutional indebtedness. Ariston's operating results are consolidated in the Company's financial statements.

      Total expenses for the year ended December 31, 1998 decreased to $2,618,063 from $3,339,108 for the same period in 1997. This decrease of $721,045 for the year ended December 31, 1998 when compared to the same period in 1997 is due to an increase in total expenses from property operating activities offset by a decrease in total other expenses. The increase in total property operating expenses is due primarily to costs incurred in connection with the Rancho Malibu property relating to entitlement activities, holding costs and litigation (see Note 4 to the consolidated financial statements for discussion of settlement). The Company also recognized net income from operations of the real estate venture of $412,236, relating to the Company's interest in the H Street property (see discussion below) during 1997. The decrease in total other expenses is due to a decrease in other professional fees and general and administrative expenses and an offset in 1998 of $383,176 reflecting a recovery of amounts previously charged to losses on loans, notes, advances and interest receivable. During 1997, the Company recorded a provision for losses on loans, notes, advances and interest receivable in the amount of $1,166,246 in connection with amounts loaned to Northholme Partners (see Note 8 to the Consolidated Financial Statements). Other professional fees were higher during 1997 due to legal costs related to the Winding River litigation as discussed below and costs incurred to engage an investment banking firm for purposes of evaluating strategic alternatives for maximizing shareholder value. General and administrative expenses were higher in 1997 due to a termination fee of $251,823 paid to BMC in connection with the Exchange Agreement (see Note 5 to the consolidated financial statements) and incentive compensation accrued in connection with the H-Street sale. Other expenses in 1998 include interest expense of $685,783 related to the loan from the Partnerships as a result of the Exchange Agreement (see above) and the purchase money note to EFG as a result of the Ariston acquisition (see above). Interest expense during 1997 was $108,947 related to the loan from the Partnerships.

      During the year ended December 31, 1997, the Company recorded net income of $412,236 from the operations of a real estate venture. This net income reflects the Company's 47% interest in the H Street Venture (the "Venture"). The Venture owned an office building with approximately 55,900 square feet of gross leasable area (the "Victor Building") and an adjacent land parcel consisting of 36,100 square feet (the "H Street Assemblage") located in Washington, D.C. On March 20, 1997, the Venture sold approximately 3,500 square feet of the Venture's land to the United States General Services Administration ("GSA") for a net purchase price of $1,828,900, including $150,000 paid by the GSA as a reimbursement of expenses that the Venture incurred in anticipation of this transaction. On July 29, 1997, the Venture sold the remaining land and office building to an unaffiliated third party for net sale proceeds of $8,469,821. The Company's share of the gain on disposition recognized by the Venture was $371,979 and is included in net income from operations of real estate venture for the year ended December 31, 1997 on the accompanying Consolidated Statement of Operations. During the year ended December 31, 1997, the Company received aggregate distributions from the Venture of $4,713,101, including its allocation of such sales proceeds. The Venture has no further ownership interest in the H Street Assemblage property. See Note 7 to the consolidated financial statements for additional information regarding the sale of this property and subsequent cash distribution from the Venture.

      On June 23, 1997, the Company sold the Lindfield Tract D property, having a carrying value of $650,000, to an unaffiliated third party for a purchase price of $675,000. Cash proceeds received, net of transaction costs, were $617,388 resulting in a loss on disposition of $32,612 for financial reporting purposes.

      The above discussed changes resulted in a decrease in the net loss for the year ended December 31, 1998 to $1,459,847 ($1.23 per share) from $3,104,467
($2.75 per share) for the year ended December 31, 1997. On April 30, 1997, the Company issued 198,700 shares of stock. In addition, the Company issued 15,483 shares of common stock on December 30, 1997 and 41,400 shares of common stock during 1998 in connection with the incentive compensation plan (see Note 10 to the consolidated financial statements). On September 23, 1998, the Company purchased 69,223 shares of common stock, which are reflected as treasury stock on the accompanying balance sheet at December 31, 1998. As a result of these changes, the net loss per share for the year ended December 31, 1998 is based on the weighted average number of shares outstanding during the period of 1,182,810 as compared to 1,127,645 for the same period in 1997.

      On a quarterly basis, management reviews the investment properties held by the Company and, when it has been determined that a permanent impairment in the value of a given property has occurred, the carrying value of the property is then written down to its fair market value. Management has determined that no reductions are necessary for the year ended December 31, 1998.

Litigation

      In connection with the Company's interest in a joint venture which owns the Rancho Malibu property (the "Venture"), the Venture had been engaged in zoning and entitlement activities which have been opposed by the City of Malibu and various citizen groups. During the year ended December 31, 1998, the Venture incurred approximately $730,000 in costs in connection with Rancho Malibu relating principally to litigation. These costs, treated as capital contributions to the Venture by the Company, were included in total expenses from property operating activities on the Company's consolidated statements of operations. See Note 4 to the consolidated financial statements for discussion of settlement.

      The Company has been engaged in litigation involving a real estate development project known as "Winding River." On December 15, 1998 the Court granted summary judgments in favor of BMC Westholme Corporation (a wholly owned subsidiary of the Company and a defendant in this lawsuit) on all remaining counts of the complaint and also granted BMC Westholme's motions for reimbursement of certain attorney's fees and costs. On January 21, 1999 the same Court awarded the sum of $15,178 to BMC Westholme in consideration of attorney's fees and expenses. The Court's order of December 15, 1998, granting summary judgment in favor of BMC Westholme has been appealed by Coastal Group, Inc. See
Note 15 to the consolidated financial statements for discussion of settlement.

REPORT OF INDEPENDENT AUDITORS

To the Stockholders of Semele Group Inc.

      We have audited the accompanying consolidated balance sheets of Semele Group Inc. (formerly Banyan Strategic Land Fund II) as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Semele Group Inc. at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Boston, Massachusetts
April 13, 1999

                                SEMELE GROUP INC.
                           Consolidated Balance Sheets

                           December 31, 1998 and 1997

                                                                                    1998                 1997
                                                                              ----------------     ----------------
ASSETS
Cash and Cash Equivalents..........................................           $      7,788,124     $      7,884,593
Interest Receivable on Loans.......................................                         --                3,565
Loans Receivable...................................................                         --              475,000
Rents Receivable...................................................                     91,038                   --
Accounts Receivable - Affiliate....................................                      6,652                   --
Interest Receivable - Affiliates...................................                    125,382                   --
Note Receivable - Affiliates.......................................                  2,725,695                   --
Foreclosed Real Estate Held for Sale, Net..........................                  9,961,991            9,961,991
Investment in Partnerships and Trusts..............................                  3,884,755                   --
Land ..............................................................                  1,929,000                   --
Building, net of accumulated depreciation of $820,478
 at December 31, 1998..............................................                 11,112,519                   --
Other Assets.......................................................                    543,763                   --
                                                                              ----------------     ----------------
Total Assets.......................................................           $     38,168,919     $     18,325,149
                                                                              ================     ================
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Notes Payable - Affiliates.........................................           $     14,869,500     $      4,419,500
Notes Payable......................................................                  7,011,202                   --
Accrued Interest - Affiliate.......................................                    243,833                   --
Accrued Interest...................................................                     67,659                   --
Accrued Expenses - Affiliates......................................                     71,118               49,166
Accounts Payable and Accrued Expenses..............................                    853,189              404,358
Distributions Payable..............................................                     48,875                   --
Minority Interest..................................................                  3,722,131                   --
                                                                              ----------------     ----------------
Total Liabilities..................................................                 26,887,507            4,873,024
                                                                              ----------------     ----------------
Stockholders' Equity
Shares of Common Stock, $0.01 Par Value,
  5,000,000 Authorized, 2,080,185 and 2,125,327 Shares Issued
  at December 31, 1998 and 1997, respectively......................                170,663,365          171,019,463
Accumulated Deficit................................................               (143,172,978)        (141,713,131)
Deferred Compensation, 56,883 and 15,483 Shares at
  December 31, 1998 and 1997, respectively.........................                   (967,004)            (263,204)
Treasury Stock at Cost,  945,325 and 917,502 Shares at
  December 31, 1998 and 1997, respectively.........................                (15,241,971)         (15,591,003)
                                                                              ----------------     ----------------
Total  Stockholders' Equity........................................                 11,281,412           13,452,125
                                                                              ----------------     ----------------
Total Liabilities and Stockholders' Equity........................            $     38,168,919     $     18,325,149
                                                                              ================     ================
Book Value Per Share of Common Stock
  (1,134,860 and 1,207,825 Shares Outstanding at
  December 31, 1998 and 1997, respectively)........................           $           9.94     $          11.14
                                                                              ================     ================

         The accompanying notes are an integral part of the consolidated financial statements.

                                SEMELE GROUP INC.
                      Consolidated Statements of Operations

                 For the Years ended December 31, 1998 and 1997

                                                                                    1998                  1997
                                                                              ----------------      ----------------
INCOME
Income From Lending and Investing Activities:
  Interest on Loans Receivable.........................................       $        269,000      $         28,333
  Income on Investments ...............................................                382,282               206,308
                                                                              ----------------      ----------------
Total Income From Lending and Investing Activities.....................                651,282               234,641
                                                                              ----------------      ----------------
Other Income:
  Rental Income........................................................                395,163                    --
  Interest on Note Receivable - Affiliates.............................                104,771                    --
  Gain on Sale of Equipment ...........................................                  7,000                    --
                                                                              ----------------      ----------------
Total Other Income.....................................................                506,934               234,641
                                                                              ----------------      ----------------
Total Income...........................................................              1,158,216               234,641
                                                                              ----------------      ----------------
EXPENSES
Expenses From Property Operating Activities:
  Net Loss From Operations of Foreclosed Real Estate Held for Sale.....                730,249               660,994
  Net Loss From Disposition of Foreclosed Real Estate Held for Sale....                     --                32,612
  Net Income From Operations of Real Estate Venture ...................                     --              (412,236)
                                                                              ----------------      ----------------
Total Expenses From Property Operating Activities......................                730,249               281,370
                                                                              ----------------      ----------------
Other Expenses:
  Stockholder Expenses ................................................                138,549               120,031
  Directors' Fees, Expenses, and Insurance ............................                234,709               234,075
  Other Professional Fees .............................................                124,091               371,966
  General and Administrative ..........................................                496,836             1,007,307
  Administrative Reimbursement - Affiliate ............................                152,201                49,166
  Interest Expense - Affiliates .......................................                685,783               108,947
  Interest Expense ....................................................                187,006                    --
  Depreciation  and Amortization Expense ..............................                251,815                    --
  (Recovery of) Provision for Losses on Loans, Notes, Advances
    and Interest Receivable............................................               (383,176)            1,166,246
                                                                              ----------------      ----------------
Total Other Expenses ..................................................              1,887,814             3,057,738
                                                                              ----------------      ----------------
Total Expenses ........................................................              2,618,063             3,339,108
                                                                              ----------------      ----------------

Net Loss ..............................................................       $     (1,459,847)     $     (3,104,467)
                                                                              ================      ================
Net Loss Per Share of Common Stock  Basic
  (Based on the Weighted Average Number of Shares
  Outstanding of 1,182,810 and 1,127,645, respectively)................       $          (1.23)     $          (2.75)
                                                                              ================      ================

         The accompanying notes are an integral part of the consolidated financial statements.

                                SEMELE GROUP INC.
                 Consolidated Statements of Stockholders' Equity

                 For the years ended December 31, 1998 and 1997

                                            Common Stock
                                   ------------------------------    Accumulated      Deferred         Treasury
                                       Shares           Amount         Deficit      Compensation         Stock            Total
                                   -------------    -------------   -------------   -------------    -------------    -------------
Stockholder's Equity,
  December 31, 1996 .............      1,926,627    $ 170,927,133   $(138,608,664)  $          --    $ (15,854,207)   $  16,464,262

Issuance of Stock, Net ..........        198,700        2,480,500              --              --               --        2,480,500

Dividend to Stockholders ........             --       (2,388,170)             --              --               --       (2,388,170)

Deferred Compensation
  15,483 Shares of Stock ........             --               --              --        (263,204)         263,204               --

Net Loss ........................             --               --      (3,104,467)             --               --       (3,104,467)
                                   -------------    -------------   -------------   -------------    -------------    -------------

Stockholder's Equity,
  December 31, 1997 .............      2,125,327      171,019,463    (141,713,131)       (263,204)     (15,591,003)      13,452,125

Deferred Compensation
  41,400 Shares of Stock ........             --               --              --        (703,800)         703,800               --

1-for-300 reverse stock split and
   30-for-1 forward stock split
  (including $356,098 paid  for
   fractional shares) ...........        (45,142)        (356,098)             --              --               --         (356,098)

Acquisition of 69,223 Shares of
  Treasury Stock, at Cost .......             --               --              --              --         (354,768)        (354,768)

Net Loss ........................             --               --      (1,459,847)             --               --       (1,459,847)
                                   -------------    -------------   -------------   -------------    -------------    -------------

Stockholder's Equity,
  December 31, 1998 .............      2,080,185    $ 170,663,365   $(143,172,978)  $    (967,004)   $ (15,241,971)   $  11,281,412
                                   =============    =============   =============   =============    =============    =============

         The accompanying notes are an integral part of the consolidated financial statements.

                                SEMELE GROUP INC.
                      Consolidated Statements of Cash Flows

                 For the Years ended December 31, 1998 and 1997

                                                                                      1998                  1997
                                                                                ---------------       ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss......................................................................   $   (1,459,847)       $   (3,104,467)
Adjustments to Reconcile Net Loss to Net Cash Provided By (Used In)
 Operating Activities:
  Provision for Losses on Loans, Notes, Advances and Interest Receivable......               --             1,166,246
  Net Loss From Disposition of Foreclosed Real Estate Held For Sale...........               --                32,612
  Net Income From Operations of Real Estate Venture...........................               --              (412,236)
  Depreciation and Amortization Expense.......................................          251,815                    --
  Minority Interest...........................................................           31,315                    --
Net Change In:
  Interest Receivable on Loans................................................            3,565                   657
  Rents Receivable............................................................          977,678                    --
  Accounts Receivable - Affiliate.............................................           36,912                    --
  Interest Receivable - Affiliate.............................................         (104,771)                   --
  Other Receivables...........................................................           65,374                    --
  Other Assets................................................................           (7,375)               60,221
  Accrued Interest - Affiliate................................................          243,833                    --
  Accrued Interest............................................................           14,387                    --
  Accrued Expenses - Affiliates...............................................           25,681                49,166
  Accounts Payable and Accrued Expenses.......................................          198,914               104,740
  Distributions Payable.......................................................            2,126                    --
                                                                                ---------------       ---------------
Net Cash Provided By (Used In) Operating Activities...........................          279,607            (2,103,061)
                                                                                ---------------       ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of Ariston Corporation..........................................         (111,066)                   --
  Collection of Loans Receivable..............................................          475,000                    --
  Investment in Partnerships and Trusts.......................................          148,843                    --
  Distributions from Investment in Real Estate Venture........................               --             4,713,101
  Proceeds from the Sale of Foreclosed Real Estate Held for Sale..............               --               617,388
                                                                                ---------------       ---------------
Net Cash Provided By Investing Activities.....................................          512,777             5,330,489
                                                                                ---------------       ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payment for Fractional Shares as a Result of Reverse Stock Split............         (356,098)                   --
  Acquisition of Treasury Stock...............................................         (354,768)                   --
  Principal Payments on Notes Payable.........................................          (72,755)                   --
  Proceeds from Note Payable - Affiliate......................................               --             4,419,500
  Issuance of Stock, Net......................................................               --             2,480,500
  Distributions Paid by Investee..............................................         (105,232)                   --
  Dividend to Stockholders....................................................               --            (2,388,170)
                                                                                ---------------       ---------------
Net Cash (Used In) Provided By Financing Activities...........................         (888,853)            4,511,830
                                                                                ---------------       ---------------
Net (Decrease) Increase in Cash and Cash Equivalents..........................          (96,469)            7,739,258

Cash and Cash Equivalents at Beginning of Year................................        7,884,593               145,335
                                                                                ---------------       ---------------
Cash and Cash Equivalents at End of Year......................................   $    7,788,124        $    7,884,593
                                                                                 ==============        ==============
Supplemental disclosure of cash flow information:
  Cash paid during the year for interest .....................................   $      463,151        $      108,947
                                                                                 ==============        ==============

         The accompanying notes are an integral part of the consolidated financial statements.

                                SEMELE GROUP INC.

                   Notes To Consolidated Financial Statements
                                December 31, 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

      Semele Group Inc. (the "Company"), formerly known as Banyan Strategic Land Fund II, was organized as a corporation under the laws of the State of Delaware, pursuant to the Certificate of Incorporation filed April 14, 1987.

      The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries and consolidated ventures which hold title to the Company's property. In August 1998, the Company acquired Ariston Corporation, the results of which are consolidated in the Company's financial statements (see Transactions with Affiliates and Related Parties -
Note 5 herein). All intercompany balances and transactions have been eliminated in consolidation. The Company's 47% interest in the H Street Assemblage was accounted for under the equity method and was reported as an investment in real estate venture (see Note 7 for discussion of sale).

      The Company accounts for its investment in partnerships and trusts using the cost method as the investment in each partnership or trust is minor.

REVENUE RECOGNITION

      Interest income is accrued when earned. The accrual of interest is discontinued when the borrower acknowledges its inability to make payments or when payments become contractually delinquent ninety days or more, unless the loan is in the process of collection. Once a loan has been placed in a non-accrual status, all cash received is applied against the outstanding loan balance until such time as the borrower has demonstrated an ability to make payments under the terms of the then current loan agreement. That portion of accrued interest income which the Company considers to be unlikely of collection is reflected in the accompanying consolidated statements of operations in the provision for losses on loans, notes, advances and interest receivable. However, the Company intends to pursue the collection of all amounts contractually due from the borrowers.

      Rental income from operating leases is recognized on a straight-line basis over the life of the lease agreements.

FORECLOSED REAL ESTATE HELD FOR SALE

      Foreclosed real estate held for sale is recorded at its estimated fair market value, net of selling costs.

INCOME TAXES

      Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". Tax provisions are made based upon earnings reported for financial statement purposes and includes deferred taxes for the effects of timing differences between financial accounting and taxable earnings. Reserves are recorded against deferred tax assets in accordance with FAS 109.

CASH EQUIVALENTS

      The Company considers liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. From time to time, the Company invests excess cash with large institutional banks in federal agency discount notes and reverse repurchase agreements with overnight maturities. Under the terms of the agreements, title to the underlying securities passes to the Company. The securities underlying the agreements are book entry securities. At December 31, 1998, the Company had $5,747,945 invested in federal agency discount notes and reverse repurchase agreements secured by U.S. Treasury Bills or interests in U.S. Government securities.

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

INVESTMENTS IN REAL ESTATE PROPERTY

      Investments in real estate property, consisting of buildings and land, are recorded at cost. Impairment losses on investments are recognized where indicators of impairment are present and the undiscounted cash flows (net realizable value) estimated to be generated by the Company's investments is less than the carrying amount of such investments. The determination of net realizable value includes consideration of many factors including income to be earned from the investment, holding costs (exclusive of interest), estimated selling prices, and prevailing economic and market conditions.

DEPRECIATION AND AMORTIZATION

      Depreciation is computed using the straight-line depreciation method over the estimated useful lives of the related assets (2 years for equipment of operating leases and 27.5 and 40 years for buildings). Amortization is computed using the straight-line depreciation method over the estimated useful lives of the related intangible assets.

VALUATION OF STOCK OPTIONS

      The Company's Stock Options awarded pursuant to its 1994 Directors and Executive Option Plans are accounted for in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees."

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MINORITY INTEREST

      Ariston owns approximately 51% of a real estate investment program that is consolidated in the Company's financial statements. The outside investors' interest in this investment is reflected on the accompanying consolidated balance sheet as minority interest and its share of the respective loss is included in general and administrative expenses on the accompanying consolidated statement of operations. Additionally, Ariston's investments include a 98% interest in Old North Capital Limited Partnership ("ONC"). The remaining 2% interest has been recorded as a minority interest adjustment.

RECLASSIFICATION

      Certain 1997 balances have been reclassified to conform to the 1998 presentation.

2. OTHER ASSETS

      Other assets principally include equipment on operating lease and deferred financing costs, both of which pertain to Ariston. The deferred financing costs are being amortized over the life of the loan to which they pertain and equipment on operating leases is being depreciated using the straight-line method over the equipment's remaining estimated useful life. Rental income and interest expense associated with equipment on operating leases are recognized as earned and incurred, respectively. At December 31, 1998, future minimum rents due in connection with equipment on operating leases was as follows:

       For the year ending December 31, 1999        $   139,551
                                        2000             68,673
                                                    -----------
                                        Total       $   208,224
                                                    ===========

      In addition, the Company, through its consolidation of Ariston, has an interest in future rental income from leasing two commercial buildings to an investment-grade educational institution. Future minimum lease payments pertaining to these contracts are as follows:

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

       For the year ending December 31, 1999        $   985,000
                                        2000          1,005,000
                                        2001            786,500
                                        2002            786,500
                                                    -----------
                                        Total       $ 3,563,000
                                                    ===========

3. NOTES PAYABLE

      Through its acquisition of Ariston, the Company acquired a limited partnership interest in a real estate investment program and assumed related debt. The note bears a fluctuating interest rate based on Prime plus a margin and requires quarterly payments of principal and interest. The note matures on January 15, 2003 and is secured by the associated limited partnership interest. Repayment of the debt is partially guaranteed by certain individuals, including Messrs. Engle and Coyne. In connection with the acquisition of Ariston, the Company has consolidated certain additional indebtedness pertaining to a commercial property leased to an investment-grade educational institution. The interest rate on this debt is fixed at 7.86%.

      Additionally, the Company assumed non-recourse debt, consisting of installment notes that are collateralized by certain equipment held on operating leases. The installment notes will be repaid fully by non-cancelable rents generated by the associated lease agreements. At December 31, 1998, the interest rate on these obligations was 7.1%.

      The annual maturities of the notes payable are as follows:

       For the year ending December 31,  1999        $   446,429
                                         2000            399,054
                                         2001            546,607
                                         2002            593,781
                                         2003            643,321
                                   Thereafter          4,382,010
                                                     -----------
                                        Total        $ 7,011,202
                                                     ===========

      The notes payable balance sheet value approximates fair value at December 31, 1998.

4. FORECLOSED REAL ESTATE HELD FOR SALE

      Rancho Malibu is a 274-acre parcel of undeveloped land north of Malibu, California ("Project"). On July 1, 1992, a joint venture (the "Venture") between the Company and Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund) ("Legend") acquired title to the property pursuant to a deed in lieu of foreclosure agreement. The Company owns a 98.6% general partner interest in the Venture while Legend holds the remaining 1.4% interest as a limited partner. The Venture's results are consolidated in the accompanying financial statements.

      The Venture has engaged in zoning and entitlement activities that have been opposed by the City of Malibu and various citizen groups since the acquisition of the property. The city initiated two separate legal actions intended to preclude the issuance of a Coastal Development Permit, both of which were ultimately resolved in favor of the Venture.

1995 - 1996 County of Los Angeles Action on Project

      Concurrent with the aforementioned litigation, the Venture pursued entitlements before the Board of Supervisors for the County of Los Angeles. In September 1995, the Los Angeles County Regional Planning

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

Commission, by a 3 to 2 vote, approved a revised plan to develop a fifty-one unit housing community on the Rancho Malibu property. The Los Angeles County Regional Planning Commission's approval was appealed to the Los Angeles County Board of Supervisors. On May 14, 1996, the Los Angeles County Board of Supervisors approved a compromise project (the "Project") to create forty-six single family lots. These approvals are specified in Los Angeles County CUP No. 91-315(3), Oak Tree Permit No. 91-315(3) and Tentative Tract No. 46277 (revised), approved May 14, 1996.

Litigation on 1996 County Project Approval

      On June 17, 1996, a neighboring homeowners association filed an action entitled La Chusa Highlands Property Owners Association, Inc. v. Los Angeles County, et al., Los Angeles County Superior Court Case No. BS039789 (the "La Chusa Litigation"), challenging the aforesaid approvals. The Company, Legend and the Venture were named as real parties in interest. The La Chusa Litigation was tried before a Court on January 27, 1997. On February 5, 1997, the Court issued its ruling, granting the Petitioner's Writ and remanding the matter to the County Board of Supervisors for further action on three separate grounds: (i) the Supervisors' analyses and findings relating to the consistency of the Projects' cul de sacs and streets within certain County of Los Angeles Code provisions restricting the length of cul de sacs to 1,000 feet were deemed inadequate; (2) a proposed deed restriction requiring the Venture to "diligently seek" approval for a second living unit on five of the forty-six lots was held to be too abstract to comply with the low income housing requirement of state law and (3) the Court found that the County acted improperly when it approved the Project in January of 1996 and later approved a Supplemental Environmental Impact Report ("SEIR") in May of 1996 ("Court Writ"). The Court's Writ specifically rejected challenges to the Project's entitlements predicated on (i) the adequacy of the Supervisors' analyses of the environmental impacts of the Project under the SEIR; (ii) the consistency of the Project with the County General Plan; (iii) the approval of a sewage treatment plant and (iv) the density of the Project under the Hillside Management Ordinance.

      The Court entered a final judgment in the La Chusa Litigation on March 25, 1997. The Venture filed a notice of appeal ("Appeal") of the Court Writ on April 25, 1997. On April 29, 1997, counsel for La Chusa Highlands Property Owners Association, Inc., presented a petition for an award of attorney's fees in connection with the Court's judgment of March 25, 1997. The Court heard argument on the petition and on April 30, 1997 awarded the petitioner's counsel the sum of $126,711 in attorney's fees and related costs. An appeal of this order was incorporated into the Company's Appeal of the March 25, 1997 judgment discussed above. The Company's initial brief on appeal was filed on October 9, 1997. The petitioner's response was filed on February 9, 1998. On March 2, 1998, the Company filed its reply brief. On or about October 27, 1998, the Venture and the County filed a Request for Dismissal of the Appeal pursuant to the Settlement Agreement (see discussion below). On or about October 29, 1998, at the request of the court of appeal, the Venture, the County and La Chusa filed a stipulation in the court of appeal stipulating that each party shall bear its own costs in connection with the Appeal. The court of appeal issued an order dismissing the Appeal on October 30, 1998.

1997 - 1998 Action on Project Pursuant to Court Writ

      In addition to appealing the Court Writ, the Venture sought further action by the Supervisors to address the three issues specified in the Court Writ in order to reinstate the entitlements set aside by the Court. The Venture appeared before the Supervisors at a public hearing on November 6, 1997. The matter was heard and continued with no action taken. On January 27, 1998, the Supervisors held a continued public hearing and directed County staff to present the Final SEIR and environmental finding at a future meeting (scheduled for February 24, 1998) for review and consideration for approval. On February 24, 1998, the Supervisors certified the Final SEIR and adopted environmental findings for the Project. The public hearing was continued for the Board to review and consider approval of Project entitlements. On March 31, 1998, the Supervisors considered the Project entitlements. The Supervisors directed the Venture to revise the proposed tract map to relocate lots 23 and 24 from the eastern ridge to the main development cluster and present the revised tract map to the Supervisors for their review and consideration at a future meeting. On June 9, 1998, the Supervisors approved Tentative Tract Map No. 46277 (revised), CUP No.

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

91-315(3) and Oak Tree Permit No. 91-315(3) for a 46 residential lot and 5 second unit project ("1998 County Project"). Pursuant to the Board's direction, the new tract map relocates former lots 23 and 24 to the northeastern portion of the main development cluster. The statute of limitations to challenge the environmental review for the 1998 County Project under the California Environmental Quality Act expired on July 16, 1998. Neither the County nor the Venture has been served with a lawsuit under the California Environmental Quality Act at this time and the Venture is not aware of any lawsuit having being filed. The statute of limitations to challenge the Project entitlements themselves expired on September 9, 1998. The Venture and La Chusa extended this statute of limitations for La Chusa only until October 23, 1998, in order to discuss settlement. Since a settlement agreement was entered into between the Venture, the County, and La Chusa on October 22, 1998 (see discussion below), no lawsuit was filed by La Chusa prior to the expiration of the extended statute of limitations. Neither the County nor the Venture has been served with a lawsuit challenging the Project entitlements at this time and the Venture is not aware of any lawsuit having been filed.

      On August 6, 1998, in compliance with the Court Writ, the County and Venture filed a motion seeking a court finding that the 1998 County Project is in compliance with the Court Writ and discharging the Writ. The motion was scheduled to be heard on August 21, 1998. The Venture took the motion off the calendar to discuss settlement with La Chusa. On or about October 30, 1998, the Venture filed in the trial court a stipulation signed by La Chusa, the County and the Venture requesting the court to discharge the writ and dismiss the action with prejudice. The trial court rejected the stipulation and requested a formal, noticed motion. On November 13, 1998 the Venture, the County and La Chusa requested the trial court to discharge the writ. The Court issued a minute order on November 13, 1998 discharging the Court Writ. On November 19, 1998, the Court entered a final order dismissing the Writ proceedings.

Settlement Agreement with La Chusa on Project

      On October 22, 1998, the Venture, the County and La Chusa entered into a Settlement Agreement to resolve the La Chusa Litigation, the appeal, and any challenge to the 1998 County Project or future Coastal Commission action on the 1998 County Project. The settlement was contingent upon dismissal of the La Chusa action. On October 23, 1998, the Venture transferred the amount of One Hundred and Twenty Five Thousand Dollars ($125,000) to a trust account pursuant to the Settlement Agreement. This amount was released to La Chusa's counsel of record after the Court dismissed the Court Writ on November 18, 1998. On October 23, 1998, the Venture transferred an additional amount of One Hundred and Twenty Five Thousand Dollars ($125,000) to an escrow account established at Boston Private Bank & Trust Company. This amount was released to La Chusa's counsel of record after the Coastal Commission approved the 1998 County Project on November 4, 1998.

1998 Coastal Commission Action on Project

      On November 4, 1998, the California Coastal Commission unanimously approved an amendment to the Coastal Development Permit for the 51 lot Project previously approved in 1993. The amendment revised the Coastal Development Permit to conform to the 46 lot 1998 County Project. On November 4, 1998, the California Coastal Commission also approved an extension of the term of the Coastal Development Permit to August 11, 1999. The statute of limitations to challenge the Coastal Commission actions expired on January 4, 1999. Neither the Coastal Commission nor the Venture has been served with a lawsuit at this time and the Venture is not aware of any lawsuit being filed.

Litigation and Settlement Agreement with City of Malibu on Project

      In an earlier action, the Venture challenged the General Plan and the Environmental Impact Report adopted by the City of Malibu on November 20, 1995 in a lawsuit entitled BMIF/BSLFII Rancho Malibu Limited Partnership v. City of Malibu, Los Angeles County Superior Court Case No. SS006374. On July 31, 1996, the Venture and the City of Malibu executed and delivered a settlement agreement which, among other things, resulted in a dismissal of the lawsuit challenging the City's General Plan and which precludes the City from challenging the Venture's

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

entitlements before any public body (in the absence of a significant requested change). The City also was precluded by the settlement agreement from participating in the La Chusa Litigation.

      During the year ended December 31, 1998, the Venture incurred approximately $730,000 in costs in connection with Rancho Malibu relating principally to litigation. These costs, treated as capital contributions to the Venture by the Company, were included in total expenses from property operating activities on the Company's consolidated statements of operations. At December 31, 1998, the Company's carrying balance for the property is $9,961,991.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

      ACQUISITION OF ARISTON CORPORATION

      On August 31, 1998, the Company executed an agreement to acquire all of the common stock of Ariston Corporation ("Ariston") for a total purchase price of $12,450,000. Ariston is a holding company having two investments: (i) a 99% limited partnership interest in AFG Eireann Limited Partnership ("AFG Eireann"), a Massachusetts limited partnership having a tax interest in a diversified pool of lease contracts owned by an institutional investor and (ii) a 98% limited partnership interest in Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership with investments in cash and notes, equipment leases, and limited partnerships that are engaged in either equipment leasing or real estate. The latter includes two commercial buildings located in Washington D.C. and Sydney, Australia that are leased to an investment-grade educational institution. Gary D. Engle, Chairman, Chief Executive Officer and a director of the Company and James A. Coyne, President, Chief Operating Officer and a director of the Company both are affiliated with ONC and Gary D. Engle is affiliated with AFG Eireann. Ariston was organized on July 31, 1998 as a Delaware corporation. On August 3, 1998, Equis Financial Group Limited Partnership ("EFG") contributed its limited partnership interests in AFG Eireann and ONC to Ariston in exchange for Ariston common stock. Ariston was a wholly-owned subsidiary of EFG until its acquisition by the Company and was formed principally to facilitate the transfer of limited partnership interests held by EFG in AFG Eireann and ONC. Gary D. Engle controls EFG and is the sole director of Ariston.

      The acquisition of Ariston was approved by the Company's independent directors. (Both Messrs. Engle and Coyne elected to abstain from any votes conducted by the Company's Board of Directors in connection with this acquisition.) In addition, the Company, through its independent directors, engaged an independent investment banking firm (the "Investment Banker"), to evaluate the transaction and express its opinion as to whether the acquisition was fair to the Company's shareholders from a financial point of view. The Investment Banker concluded that the terms of the acquisition were fair to the Company's shareholders.

      The Company purchased all of the common stock of Ariston from EFG for cash of $2 million and a purchase-money note of $10,450,000 (the "Note"). The total fair value of assets acquired was $12,450,000. The Ariston acquisition was accounted for under the purchase method of accounting. The balance sheet and statement of operations of Ariston were consolidated effective September 1, 1998. The Note bears interest at the annualized rate of 7%, payable quarterly in arrears, and requires principal reductions based upon the cash flows generated by the limited partnership interests owned by Ariston. The Note matures on August 31, 2003 and is recourse only to the common stock of Ariston. The cost of the Ariston acquisition has been allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed. In October 1998, Ariston declared and paid a cash distribution of $2,020,000 to the Company. Until the Note is retired, future cash distributions by Ariston require the consent of EFG.

      The following summarized, unaudited pro forma results of operations for the years ended December 31, 1998 and 1997, assume that the Company effected the acquisition at the beginning of the respective periods:

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

                                                              1998                 1997
                                                        ---------------      --------------
        Revenue and Other Income                        $     6,808,297      $    5,886,149

        Net Income                                      $     3,616,802      $    1,560,358

        Net Income Per Share of Common Stock Basic      $          3.06      $         1.38

      The combined pro forma results of operations includes activities that were not ongoing as of the date of the Ariston purchase.

      AFG Eireann is a special purpose limited partnership created in 1994 having a tax interest in a diversified pool of lease contracts owned by a institutional investor. Gary D. Engle is a 50% owner and a director of the general partner of AFG Eireann. ONC is a Massachusetts limited partnership established in 1995. ONC has investments in (i) cash, (ii) a portfolio of equipment leases, (iii) limited partnership units of several direct-participation equipment leasing programs sponsored and managed by EFG,
(iv) general and limited partnership interests in a real estate partnership sponsored by EFG that owns two commercial buildings leased to an investment-grade educational institution, and (v) a note receivable having a principal balance of approximately $2.7 million that is due from Messrs. Engle and Coyne. Gary D. Engle owns all of the voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC. James A. Coyne owns non-voting stock, and has a one-third equity interest in, and is a director of the general partner of ONC.

      OTHER RELATED PARTY TRANSACTIONS

      The Company executed and delivered an Exchange Agreement dated April 30, 1997 (amended as of August 7, 1997, the "Agreement") among the Company, Equis Exchange L.L.C., a Massachusetts limited liability company ("Equis"), EFG and certain partnerships managed by EFG ("the Partnerships"). Pursuant to the Agreement, on April 30, 1997, the Company issued to the Partnerships 198,700 shares of the Company's common stock at the price of $15.00 per share. Cash proceeds received by the Company, $2,480,500, were net of related costs of $500,000. In addition, the Partnerships made a three-year loan (the "Loan") to the Company in the amount of $4,419,500. The Loan has an interest rate of 10% per annum with mandatory principal reductions, if and to the extent net proceeds are received from the sale or refinancing of the Rancho Malibu property. At December 31, 1998, the carrying value of the note payable approximates fair value.

      Pursuant to the Agreement, the Administrative Services Agreement between the Company and Banyan Management Corp. ("BMC") was amended to provide, among other things, for the payment to BMC of a termination fee in the amount of $251,823 and the transfer of the Company's ownership interest in BMC to BMC's designee. Effective May 6, 1997, EFG entered into an Administrative Services Agreement to provide administrative services to the Company, replacing BMC. Administrative costs, primarily salaries and general and administrative expenses, of $152,201 were incurred on the Company's behalf by EFG during the year ended December 31, 1998. During the year ended December 31, 1997, the Company incurred $49,166 in administrative costs for services provided by EFG and $107,781 for services provided by BMC. The costs incurred by EFG on behalf of the Company are reflected as Administrative Reimbursement - Affiliate on the Consolidated Statements of Operations. The costs incurred by BMC on behalf of the Company are included in General and Administrative expenses on the Consolidated Statements of Operations.

6. DISPOSITION OF FORECLOSED REAL ESTATE HELD FOR SALE

      The Lindfield Tract D property is an 8.5-acre parcel of land zoned for commercial use within a multi-use planned unit development, located in Kissimmee, Florida. On June 23, 1997, the Company sold the Lindfield Tract D property to an unaffiliated third party for a purchase price of $675,000. The Company's carrying value for this

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

property at the time of the sale was $650,000. Cash proceeds received, net of transaction costs, were $617,388, resulting in a net loss on disposition of $32,612 for financial reporting purposes.

7. DISPOSITION OF INVESTMENT IN REAL ESTATE VENTURE

      On October 22, 1990, the Company acquired title to the property known as the H Street Assemblage located in Washington, D.C. pursuant to an agreement with Banyan Strategic Realty Trust ("BSRT"). On June 5, 1992, the Company and BSRT formed a joint venture (the "Venture") to pursue its development rights. The Company had a 47% interest in the Venture while BSRT owned the remaining 53%. This property consisted of 36,100 square feet of undeveloped land in downtown Washington D.C. plus an approximately 55,900 square foot office building. The entire property was zoned for office development.

      On March 20, 1997, the Venture sold approximately 3,500 square feet of the Venture's land to the United States General Services Administration ("GSA") for a purchase price of $1,828,900, including $150,000 paid by GSA for reimbursement of expenses that the Venture incurred in anticipation of this transaction. On July 29, 1997, the Venture sold the remaining land and office building to an unaffiliated third party for net sale proceeds of $8,469,821. The Company's share of the gain on disposition recognized by the Venture was $371,979 and is included in net income from operations of real estate venture for the year ended December 31, 1997 on the accompanying consolidated statement of operations. During the year ended December 31, 1997, the Company received aggregate distributions from the Venture of $4,713,101, including its allocation of sales proceeds. The Venture has no further ownership interest in the H Street Assemblage property.

8. (RECOVERY OF) PROVISION FOR LOSSES ON LOANS, NOTES, ADVANCES AND INTEREST RECEIVABLE

      During 1998, the Company received cash distributions of $18,423 related to its interest in a liquidating trust established for the benefit of the unsecured creditors (including the Company) of VMS Realty Partners and its affiliates. In addition, the Company received $89,753 from its interest in Springtown Partners, a California limited partnership formed by three land owners, including the Company, for the purpose of merging land parcels in order to option them to a third party for use as a wetland mitigation bank. The Company acquired the land from Anden Group as a result of a loan default, but fully reserved for the asset as the land was determined to be "undevelopable" due to certain environmental issues. Since 1993, the Company has sought to realize value from this asset. The Company has treated both amounts as a recovery of amounts previously charged to losses on loans, notes, advances and interest receivable on its consolidated statement of operations for the year ended December 31, 1998.

      During 1994, in connection with the restructuring of Anden, the Company was conveyed an interest in a first mortgage loan collateralized by a parcel of land located in Hemet, California. The borrower was Hemet Phase IV Partners, L.P. ("Hemet"). The Company also was conveyed a limited partnership interest in Hemet. The Company recorded its interest in the loan acquired at $500,000 as of the date of foreclosure. During 1994, the Company recorded a provision for losses on loans, notes, advances and interest receivable relating to the Hemet loan in the amount of $275,000. Pursuant to the Company's valuation of the underlying collateral, the loan was placed on non-accrual status. On October 8, 1998, the Company received $744,795 as payment in full on the loan and interest. The Company recorded $225,000 as a principal repayment, $275,000 as a recovery of amounts previously charged to losses on loans, notes, advances and interest receivable and the remainder as interest income.

      Northholme Partners ("Northholme"), of which the Company holds an 80% limited partnership interest, was created by the Company and a partner of the Anden Group on August 31, 1992. On September 2, 1992, the Company and Northholme entered into a loan agreement whereby the Company committed to lend Northholme $700,000. The

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

partner associated with the Anden Group, Eugene S. Rosenfeld, owns a 20% participation in the loan. The loan pertains to a 1,000-acre land parcel located north of Los Angeles, California which is owned by a third party (the "Owner"). The Company also advanced $491,647 for costs associated with the completion of the zoning and entitlement work for the property. Northholme has a profit participation arrangement with the Owner based on the proceeds received from the sale or refinancing of the property. Based on the Owner's disclosure related to the property, it was determined that a reserve should be established in the amount of the loan and all advances plus accrued interest. The Company recorded a provision for losses on loans, notes, advances and interest receivable in the amount of $1,166,246 for the year ended December 31, 1997. Notwithstanding the reserve, the Company intends to pursue its rights to collect on its investment.

9. EXECUTIVE AND DIRECTOR STOCK OPTION PLAN

      On June 30, 1994, the stockholders approved and adopted the 1994 Executive and Directors Stock Option Plan (the "Plan"). As originally adopted, the Plan authorized the grant of non-statutory stock options only. On December 30, 1997, the Board of Directors of the Company adopted an amendment to the Plan to permit the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The stockholders approved the Amendment to the Plan at the 1998 Annual Meeting of Stockholders. The Plan granted the Board of Directors the authority to issue up to 100,000 shares of the Company's common stock for stock option awards. The Plan consists of an Executive Option Grant Program and a Director Option Grant Program. Under the Director Option Grant Program, each of the Directors, in consideration of their length of service on the Board, received an option to acquire 5,000 shares. The exercise price of the options initially granted to the Board of Directors on July 15, 1994 under the Director Option Grant Program was $11.25. The exercise price was reduced to $9.25 by a vote of the Board of Directors on December 30, 1997. No executive is eligible to receive options under the Director Option Grant Program.

      The Board administers the Executive Option Grant Program and has the authority to determine, among other things, the individuals to be granted Executive Options, the exercise price at which shares may be acquired, the number of shares subject to each option and the exercise period of each option. The Board is also authorized to construe and interpret the Executive Option Grant Program and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Executive Option Grant Program. No Director is eligible to receive options under the Executive Option Grant Program.

      The Board granted 9,000 options on each of April 16, 1996, July 11, 1995 and January 18, 1994 (27,000 options in total) to management under the Plan, at a price equal to the closing price of the Company's stock as reported by NASDAQ on the day of the grant of options ($12.50 per share at April 16, 1996, $15.00 per share at July 11, 1995 and $11.25 per share at January 18, 1994).

      Pursuant to the terms of the grants, options for all shares granted under the Executive Option Grant Program are exercisable and vested in installments as follows: (i) 33.3% of the number of shares commencing on the first anniversary of the date of grant; (ii) an additional 33.3% of the shares commencing on the second anniversary of the date of the grant; and (iii) an additional 33.4% of shares commencing on the third anniversary of the date of grant. Options for all shares as granted under the Director Option Grant Program are exercisable in installments as follows: (i) 50.0% of the number of shares commencing on the first anniversary of the date of grant; and (ii) an additional 50.0% of the number of shares commencing on the second anniversary of the date of grant. The Board is granted discretion to determine the term of each option granted under the Executive Option Grant Program, but in no event will the term exceed ten years and one day from the date of grant.

      During 1998, unexercised stock options issued to a former Director, Mr. Nudo under the Director Option Grant Program were canceled and surrendered in connection with his resignation. Mr. Nudo was paid $20,000 by the Company as consideration for his options.

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

      During 1997, the Company's former executives who held unexercised options issued under the Executive Option Grant Program agreed to cancel and surrender these options in consideration of the Company paying each holder $2.00 in cash for each share of Common Stock subject to such holder's options. The Company retired 6,850 options to purchase shares of the Company's common stock at a price of $2.00 per share or $13,700. The options held by Mr. Levine (18,000 options), were canceled and surrendered in connection with his resignation.

      On December 30, 1997, the Board voted to grant nonstatutory stock options for 5,000 shares at an exercise price of $9.25 per share to Joseph W. Bartlett under the Director Option Grant Program and incentive stock options for 40,000 shares at an exercise price of $9.25 per share to each of Gary D. Engle and James A. Coyne under the Executive Option Grant Program. These grants were approved by the stockholders at the June 30, 1998 Annual Meeting. The closing price for a share of the Company's Common Stock as reported by NASDAQ was $6.25 and $8.125 at December 30, 1997 and June 30, 1998, respectively.

      SFAS No. 123 "Accounting for Stock-Based Compensation," became effective for 1996. This statement addresses accounting and reporting standards for stock-based employee compensation plans. The Company has elected to continue to recognize compensation expense using the intrinsic value-based method of accounting prescribed by APB Opinion No. 25. Proforma information regarding net income and earnings per share is required by SFAS 123. Proforma disclosures must include all stock-based compensation grants made in fiscal years that begin after December 15, 1994.

      Proforma results of net income and earnings per share using the fair value method for accounting for stock-based employer compensation plans for the year ended December 31, 1998 and 1997 are not presented, as results differ by two or less percent from those reported. For the purpose of SFAS 123, compensation expense was not recognized in 1997 for the 24,850 options canceled.

      For purposes of estimating the fair value of the Company's employee stock options at the grant date, a Black-Scholes option pricing model was used with the following weighted average assumptions for 1998: risk-free interest rate of 6.01%, dividend yield of 0%, and volatility factors of the expected market price of the Company's common stock of .474. The weighted average life of the stock options was 2.5 and 3 years as of December 31, 1998 and 1997, respectively. For purposes of the proforma calculation, the estimated fair value of the options was amortized to expense over the options vesting period.

      The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of Options.

      The effects on 1998 and 1997 pro forma net income and pro forma basic earnings per common share and common share equivalent of amortizing to expense the estimated fair value of stock options are not necessarily representative of the effects on net income to be reported in future years due to such things as the vesting period of the stock options, and the potential for issuance of additional stock options in future years.

      A summary of the Company's stock option activity, and related information for the years ended December 31, 1998 and 1997 is as follows:

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

                                                                         Weighted Average
                                               Shares Subject to        Exercise Price Per
                                                    Option                     Share
                                              ------------------        -------------------
Balance at January 1, 1997......                          39,850                      12.31
   Options canceled.............                         (24,850)                     12.94
                                              ------------------        -------------------
Balance at December 31, 1997....                          15,000                       9.25
   Options granted..............                          85,000                       9.25
   Options canceled.............                          (5,000)                      9.25
                                              ------------------        -------------------
Balance at December 31, 1998 ...              $           95,000        $              9.25
                                              ==================        ===================

      At December 31, 1998, Options on 39,140 shares were exercisable. The exercise price of these options was $9.25 per share.

10. DEFERRED COMPENSATION

      In December 1997, the Company established an incentive compensation plan (the "Plan") for Messrs. Engle and Coyne (the "Participants"). The Plan provides for all or some of the Participants' salary to be deferred. All such deferred compensation is held subject to the claims of creditors of the Company in a "rabbi" trust until paid to the Participants following the Participants' termination of employment. The amounts deferred are invested in common stock of the Company. Pursuant to the Plan, the Participants deferred $240,000 of compensation during the year ended December 31, 1998 which represented 41,400 shares of common stock. The number of shares of common stock was determined by dividing the dollar amount of the salary deferred each month by the average of the closing prices of the Company's common stock for the last ten trading days of the month. The Participants deferred $96,766 of compensation during 1997 which represented 15,483 shares of common stock using the December 30, 1997 closing price of $0.625. The Company transfers these shares from treasury stock to the rabbi trust. The deferred amounts were expensed by the Company during 1998 and 1997 and are included in general and administrative expenses on the consolidated statements of operations for the years ended December 31, 1998 and 1997. Future compensation will be deferred and invested in common stock which will be issued on a monthly basis to the trust for the benefit of the Participants.

11. STOCK SPLITS

      Effective June 30, 1998, the stockholders approved a 1-for-300 reverse stock split followed by a 30-for-1 forward stock split. As a result of the reverse stock split, each stockholder of record who owned less than 300 shares of common stock immediately prior to the reverse stock split received in lieu of the fractional share resulting from the reverse split, cash in the amount of $.790625 per share (the average daily closing price per share of common stock on the NASDAQ Stock Exchange for the ten trading days prior to effective date) multiplied by the number of shares of common stock owned by such stockholder immediately prior to the reverse stock split. Immediately after the reverse stock split, the number of shares of common stock of each holder (excluding stockholders who held less than 300 shares immediately prior to the reverse split) was converted in a forward split into multiple shares of common stock on the basis of 30 shares of common stock for each share or fraction thereof then held. The Company paid $356,098 to fractional stockholders on July 17, 1998 as a result of the reverse stock split. All share and per share data for prior periods presented have been restated to reflect the stock splits.

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

12. TREASURY STOCK

      On September 23, 1998, the Company purchased 69,223 shares of common stock, or approximately 6.1% of the Company's common stock outstanding. The Company paid cash in the amount of $5 1/8 per share, for a total purchase price of $354,768.

13. NASDAQ SMALLCAP MARKET STOCK LISTING

      On February 23, 1998, new requirements for continued inclusion on the NASDAQ National Market system became effective. The Company has not consistently met the new bid price criteria for continued listing based on the Company's stock price. Effective January 8, 1999, the Company's began trading on the NASDAQ SmallCap system.

14. INCOME TAXES

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts reported for income tax purposes. Deferred income taxes consist of the following at December 31,:

                                                                     1998                       1997
                                                               ---------------            ---------------
Deferred tax assets:
  Loans receivable                                             $            --            $        93,000
  Mortgage loans in substantive foreclosure                          2,327,000                  2,327,000
  Foreclosed real estate held for sale, net                          1,195,000                  1,195,000
  Investment in real estate venture                                     40,000                     40,000
  Net operating loss carry forwards                                 30,035,000                 28,558,000
                                                               ---------------            ---------------
  Sub-total                                                         33,597,000                 32,213,000
  Less valuation allowance for deferred tax assets                 (33,597,000)               (32,213,000)
                                                               ---------------            ---------------
  Total deferred tax assets                                                 --                         --
Deferred tax liabilities:
     Note payable                                                           --                         --
                                                               ---------------            ---------------
Net deferred tax assets                                        $            --            $            --
                                                               ===============            ===============

      As of December 31, 1998, the Company had net operating loss carry forwards of approximately $83,995,000 which expire as follows: $18,817,000 in 2005; $47,337,000 in 2006; $281,000 in 2007; $2,981,000 in 2008; $4,086,000 in 2009;
$1,265,000 in 2010; $2,028,000 in 2011 and $7,200,000 in 2012.

15. LITIGATION

      On June 16, 1994, Coastal Group, Inc. brought an action against Westholme Partners, (an entity in which the Company has a limited partnership interest), Bank of America (f/k/a Continental Bank, N.A.) ("CINB"), BMC Westholme Corp., (a wholly owned subsidiary of the Company); the Anden Group ("Anden"), William A. Brandt, Jr. and Kent Kneblekamp in the New Jersey Superior Court, Middlesex County. The case was subsequently removed to the United States District Court for the District of New Jersey and assigned case # 94-3010. The case involves a real estate development project located in New Jersey known as "Winding River."

                                SEMELE GROUP INC.

                 Notes to the Consolidated Financial Statements
                                   (Continued)

      BMC Westholme Corp. was served with Summons and Complaint in June of 1994, but was not actively involved in the various motions and other procedural matters which extended for approximately thirty months. On February 10, 1997, BMC Westholme Corp. filed its Answer and began to take a more active role in the case.

      The plaintiff's complaint was substantially reduced by favorable rulings, entered October 3, 1996, on various motions to dismiss whereby ten of plaintiff's sixteen counts were dismissed and another count was limited in scope. The reduced complaint alleged breach of contract, unjust enrichment, breach of the implied covenant of good faith and fair dealing, fraudulent transfer and also sought relief under a theory of promissory estoppel and requested the creation of a constructive trust for the benefit of plaintiff.

      The case arose from a failed development and a subsequent foreclosure filed by defendant CINB. The plaintiff alleged, among other things, that CINB and BMC Westholme conspired with Anden to deprive the plaintiff of its interest in the Winding River project, damaging plaintiff's reputation as a homebuilder and causing it to lose business opportunities. A motion for summary judgment was filed by CINB. The Company joined in that motion.

      On December 15, 1998 the Court granted summary judgments in favor of BMC Westholme Corporation on all remaining counts of the complaint and also granted BMC Westholme's motions for reimbursement of certain attorney's fees and costs. On January 21, 1999 the same Court awarded the sum of $15,178 to BMC Westholme in consideration of attorney's fees and expenses.

      The Court's order of December 15, 1998, granting summary judgment in favor of BMC Westholme has been appealed by Coastal Group, Inc. Management does not believe that the resolution of the appeal will have a material adverse effect on the Company's financial position or results of operations.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 10-QSB


/X/          QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934
              For the quarterly period ended September 30, 1999

                                       OR

/ /         TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934
           For the transition period from             to            .
                                          ------------  ------------


                         Commission File Number 0-16886


                                SEMELE GROUP INC.
                 (Name of Small Business Issuer in its charter)


              DELAWARE                                     36-3465422
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)


ONE CANTERBURY GREEN, STAMFORD, CONNECTICUT                                06901
(Address of principal executive offices)                              (Zip Code)


Issuer's telephone number, including area code:  (203) 363-0849


Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES /X/ NO / /


Shares of common stock outstanding as of November 4, 1999:  1,182,593

Transitional Small Business Disclosure Format:  YES / /  NO /X/

PART I--FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS


                                SEMELE GROUP INC.
                           CONSOLIDATED BALANCE SHEETS

                    SEPTEMBER 30, 1999 AND DECEMBER 31, 1998
                                   (UNAUDITED)


                                                                    SEPTEMBER 30,    DECEMBER 31,
                                                                       1999             1998
                                                                   -------------    -------------
ASSETS
Cash and Cash Equivalents .....................................   $   5,198,924    $   7,788,124
Rents Receivable ..............................................          89,517           91,038
Accounts Receivable--Affiliates ...............................          11,401            6,652
Interest Receivable--Affiliates ...............................         359,829          125,382
Note Receivable--Affiliates ...................................       2,725,695        2,725,695
Foreclosed Real Estate Held for Sale, Net .....................      10,024,793        9,961,991
Other Investments .............................................         750,000               --
Investment in Partnerships and Trusts .........................       3,603,999        3,884,755
Land ..........................................................       1,929,000        1,929,000
Building, net of accumulated depreciation of $1,086,975
 and $820,478 at September 30, 1999 and .......................      10,846,022       11,112,519
 December 31, 1998, respectively
Other Assets ..................................................         453,952          543,763
                                                                  -------------    -------------

Total Assets ..................................................   $  35,993,132    $  38,168,919
                                                                  -------------    -------------
                                                                  -------------    -------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Notes Payable--Affiliates .....................................   $  14,869,500    $  14,869,500
Notes Payable .................................................       6,695,193        7,011,202
Accrued Interest--Affiliates ..................................              --          243,833
Accrued Interest ..............................................          58,919           67,659
Accrued Expenses--Affiliate ...................................          71,118           71,118
Accounts Payable and Accrued Expenses .........................         895,917          853,189
Deferred Rental Income ........................................          28,614               --
Distributions Payable .........................................          45,342           48,875
Minority Interest .............................................       3,779,262        3,722,131
                                                                  -------------    -------------

Total Liabilities .............................................      26,443,865       26,887,507
                                                                  -------------    -------------

Stockholders' Equity
Shares of Common Stock, $0.01 Par Value,
  5,000,000 Authorized, 2,080,185 Shares Issued ...............     170,663,365      170,663,365
Accumulated Deficit ...........................................    (144,905,123)    (143,172,978)
Deferred Compensation, 101,183 and 56,883 Shares at
  September 30, 1999 and December 31, 1998, respectively ......      (1,720,104)        (967,004)
Treasury Stock at Cost, 901,025 and 945,325 Shares at
  September 30, 1999 and December 31, 1998, respectively ......     (14,488,871)     (15,241,971)
                                                                  -------------    -------------

Total  Stockholders' Equity ...................................       9,549,267       11,281,412
                                                                  -------------    -------------

Total Liabilities and Stockholders' Equity ....................   $  35,993,132    $  38,168,919
                                                                  -------------    -------------
                                                                  -------------    -------------
Book Value Per Share of Common Stock
  (1,179,160 and 1,134,860 Shares Outstanding at
  September 30, 1999 and December 31, 1998, respectively) .....   $        8.10    $        9.94
                                                                  -------------    -------------
                                                                  -------------    -------------


The accompanying notes are an integral part of these consolidated financial statements.

                                SEMELE GROUP INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                   (UNAUDITED)



                                                                             1999           1998
                                                                         -----------    -----------
INCOME
Income From Lending and Investing Activities:
  Interest on Loans Receivable .......................................   $        --    $    24,705
  Income on Investments ..............................................       215,814        290,880
                                                                         -----------    -----------

Total Income From Lending and Investing Activities ...................       215,814        315,585
                                                                         -----------    -----------

Other Income:
  Lease Revenue ......................................................       895,957         28,590
  Interest on Note Receivable - Affiliates ...........................       234,447         25,763
  Gain on Sale of Equipment ..........................................        17,250          3,400
  Other Income .......................................................        19,132             --
                                                                         -----------    -----------
Total Other Income ...................................................     1,166,786         57,753
                                                                         -----------    -----------
Total Income .........................................................     1,382,600        373,338
                                                                         -----------    -----------
EXPENSES
Expenses From Property Operating Activities:
  Net Loss From Operations of Foreclosed Real Estate Held for Sale ...       473,163        605,094
                                                                         -----------    -----------
Total Expenses From Property Operating Activities ....................       473,163        605,094
                                                                         -----------    -----------
Other Expenses:
  Stockholder Expenses ...............................................        31,671         73,960
  Directors' Fees, Expenses, and Insurance ...........................       136,773        173,828
  Other Professional Fees ............................................       225,289         84,800
  General and Administrative .........................................       419,103        229,845
  Administrative Reimbursement - Affiliate ...........................       113,842        113,201
  Interest Expense - Affiliates ......................................       879,179        391,512
  Depreciation and Amortization Expense ..............................       405,839         13,518
  Interest Expense ...................................................       407,596          7,067
  Recovery of Losses on Loans, Notes and Interest Receivable .........       (77,120)      (108,176)
                                                                         -----------    -----------

Total Other Expenses .................................................     2,542,172        979,555
                                                                         -----------    -----------

Total Expenses .......................................................     3,015,335      1,584,649
                                                                         -----------    -----------

Net Loss .............................................................   $(1,632,735)   $(1,211,311)
                                                                         -----------    -----------
                                                                         -----------    -----------
Net Loss Per Share of Common Stock Basic
  (Based on the Weighted Average Number of Shares
  Outstanding of 1,156,074 and 1,202,287, respectively) ..............   $     (1.41)   $     (1.01)
                                                                         -----------    -----------
                                                                         -----------    -----------


The accompanying notes are an integral part of these consolidated financial statements.

                                SEMELE GROUP INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                   (UNAUDITED)


                                                                             1999           1998
                                                                         -----------    -----------
INCOME
Income From Lending and Investing Activities:
  Income on Investments ..............................................        68,315         94,176
                                                                         -----------    -----------
Total Income From Lending and Investing Activities ...................        68,315         94,176
                                                                         -----------    -----------
Other Income:
  Lease Revenue ......................................................       308,399         28,590
  Interest on Note Receivable--Affiliates ............................        79,008         25,763
  Gain on Sale of Equipment ..........................................         5,925          3,400
                                                                         -----------    -----------
Total Other Income ...................................................       393,332         57,753
                                                                         -----------    -----------
Total Income .........................................................       461,647        151,929
                                                                         -----------    -----------

EXPENSES
Expenses From Property Operating Activities:
  Net Loss From Operations of Foreclosed Real Estate Held for Sale ...       180,242        247,201
                                                                         -----------    -----------

Total Expenses From Property Operating Activities ....................       180,242        247,201
                                                                         -----------    -----------

Other Expenses:
  Stockholder Expenses ...............................................         7,284         39,036
  Directors' Fees, Expenses, and Insurance ...........................        44,317         70,459
  Other Professional Fees ............................................        62,218         23,108
  General and Administrative .........................................       216,828         89,955
  Administrative Reimbursement--Affiliate ............................        37,524         37,770
  Interest Expense--Affiliates .......................................       294,270        169,309
  Depreciation and Amortization Expense ..............................       135,105         13,518
  Interest Expense ...................................................       134,570          7,067
  Recovery of Losses on Loans, Notes and Interest Receivable .........       (77,120)            --
                                                                         -----------    -----------

Total Other Expenses .................................................       854,996        450,222
                                                                         -----------    -----------

Total Expenses .......................................................     1,035,238        697,423
                                                                         -----------    -----------


Net Loss .............................................................   $  (573,591)   $  (545,494)
                                                                         -----------    -----------
                                                                         -----------    -----------
Net Loss Per Share of Common Stock Basic
  (Based on the Weighted Average Number of Shares
  Outstanding of 1,170,889 and 1,176,346, respectively) ..............   $     (0.49)   $     (0.46)
                                                                         -----------    -----------
                                                                         -----------    -----------



The accompanying notes are an integral part of these consolidated financial statements.

                                                SEMELE GROUP INC.
                                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                                   (UNAUDITED)


                                             COMMON STOCK
                                       --------------------------   ACCUMULATED        DEFERRED        TREASURY
                                         SHARES        AMOUNT         DEFICIT        COMPENSATION        STOCK           TOTAL
                                       ----------   -------------  -------------    -------------    -------------    -------------
Stockholder's Equity,
  December 31, 1998 ................    2,080,185   $ 170,663,365  $(143,172,978)   $    (967,004)   $ (15,241,971)   $  11,281,412

Deferred Compensation
  44,300 Shares of Stock ...........           --              --             --         (753,100)         753,100               --

Distributions Declared
  By Subsidiary ....................           --              --        (99,410)              --               --          (99,410)

Net Loss ...........................           --              --     (1,632,735)              --               --       (1,632,735)
                                       ----------   -------------  -------------    -------------    -------------    -------------
Stockholder's Equity,
  September 30, 1999 ...............    2,080,185   $ 170,663,365  $(144,905,123)   $  (1,720,104)   $ (14,488,871)   $   9,549,267
                                       ----------   -------------  -------------    -------------    -------------    -------------
                                       ----------   -------------  -------------    -------------    -------------    -------------



The accompanying notes are an integral part of these consolidated financial statements.

                                SEMELE GROUP INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                   (UNAUDITED)


                                                                                     1999           1998
                                                                                  -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss ......................................................................   $(1,632,735)   $(1,211,311)
Adjustments to Reconcile Net Loss to Net Cash Used In Operating Activities:
  Depreciation and Amortization Expense .......................................       405,839         13,518
  Minority Interest ...........................................................        57,131           (373)

Net Change In:
  Interest Receivable on Loans ................................................            --          3,565
  Rents Receivable ............................................................         1,521      1,027,638
  Accounts Receivable--Affiliates .............................................        (4,749)    (1,061,605)
  Interest Receivable--Affiliates .............................................      (234,447)       (25,763)
  Foreclosed Real Estate Held For Sale, Net ...................................       (62,802)            --
  Investment in Partnerships and Trusts .......................................       280,756          8,607
  Other Assets ................................................................       (49,531)      (159,578)
  Accrued Interest--Affiliates ................................................      (243,833)        60,958
  Accrued Interest ............................................................        (8,740)         7,067
  Accrued Expenses--Affiliate .................................................            --        (11,396)
  Accounts Payable and Accrued Expenses .......................................        42,728        322,105
  Deferred Rental Income ......................................................        28,614         43,218
                                                                                  -----------    -----------

Net Cash Used In Operating Activities .........................................    (1,420,248)      (983,350)
                                                                                  -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investment in Ariston .......................................................            --       (111,067)
  Other Investments ...........................................................      (750,000)            --
  Collection of Loans Receivable ..............................................            --        250,000
                                                                                  -----------    -----------

Net Cash Provided By (Used In) Investing Activities ...........................      (750,000)       138,933
                                                                                  -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payment for Fractional Shares as a Result of Reverse Stock Split ............            --       (356,098)
  Acquisition of Treasury Stock ...............................................            --       (354,768)
  Principal Payments on Notes Payable .........................................      (316,009)            --
  Distributions Paid By Subsidiary ............................................      (102,943)            --
                                                                                  -----------    -----------

Net Cash Used In Financing Activities .........................................      (418,952)      (710,866)
                                                                                  -----------    -----------

Net Decrease in Cash and Cash Equivalents .....................................    (2,589,200)    (1,555,283)

Cash and Cash Equivalents at Beginning of Period ..............................     7,788,124      7,884,593
                                                                                  -----------    -----------

Cash and Cash Equivalents at End of Period ....................................   $ 5,198,924    $ 6,329,310
                                                                                  -----------    -----------
                                                                                  -----------    -----------
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest ....................................   $ 1,539,348    $   330,554
                                                                                  -----------    -----------
                                                                                  -----------    -----------



The accompanying notes are an integral part of these consolidated financial statements.

                                SEMELE GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999
                                   (UNAUDITED)


     Readers of this quarterly report should refer to the audited consolidated financial statements of Semele Group Inc. (the "Company"), formerly known as Banyan Strategic Land Fund II, for the year ended December 31, 1998, which are included in the Company's 1998 Annual Report on Form 10-KSB, as certain footnote disclosures which would substantially duplicate those contained in such audited statements have been omitted from this report.

     In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary to present fairly the financial position at September 30, 1999 and December 31, 1998 and results of operations for the three and nine month periods ended September 30, 1999 and 1998 have been made and are reflected.


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries and consolidated ventures which hold title to the Company's property. In August 1998, the Company acquired Ariston Corporation ("Ariston"), the results of which are consolidated in the Company's financial statements. All intercompany balances and transactions have been eliminated in consolidation.

     The Company's investment in partnerships and trusts consists of limited partner or beneficiary interests that represent less than a 20% ownership interest in the investees and are accounted for using the cost method.

     CASH EQUIVALENTS

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.


2.   OTHER ASSETS

     Other assets principally include equipment on operating lease and deferred financing costs, both of which pertain to Ariston. The deferred financing costs are being amortized over the life of the loan to which they pertain and equipment on operating leases is being depreciated using the straight-line method over the equipment's remaining estimated useful life. Rental income and interest expense associated with equipment on operating leases are recognized as earned and incurred, respectively. Future minimum rents of $137,346 are due in the year ending September 30, 2000 in connection with equipment on operating leases.

     In addition, the Company, through its consolidation of Ariston, has an interest in future rental income from two commercial buildings that are leased to an investment-grade educational institution. Future minimum lease payments pertaining to these contracts are as follows:


      For the year ending September 30, 2000        $    986,996
                                        2001           1,123,586
                                        2002           1,150,504
                                        2003             313,084
                                                     -----------
                                       Total         $3,574,170
                                                     -----------
                                                     -----------


                                SEMELE GROUP INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                   (CONTINUED)


3.   NOTES PAYABLE

     Through its acquisition of Ariston, the Company acquired a limited partnership interest in a real estate investment program and assumed related indebtedness. The note bears a fluctuating interest rate based on Prime plus a margin and requires quarterly payments of principal and interest. The note matures on January 15, 2003 and is secured by the associated limited partnership interest. Repayment of the debt is partially guaranteed by Messrs. Engle and Coyne. In addition, the Company has consolidated certain additional indebtedness pertaining to a commercial property leased to an investment-grade educational institution. The interest rate on this debt is fixed at 7.86%.

     Additionally, the Company assumed non-recourse debt, consisting of installment notes that are collateralized by certain equipment held on operating leases. The installment notes will be repaid fully by non-cancelable rents generated by the associated lease agreements. At September 30, 1999, the interest rate on these obligations was 7.1%.

     The annual maturities of all notes payable are as follows:


      For the year ending September 30, 2000        $    440,513
                                        2001             495,565
                                        2002             581,620
                                        2003             686,403
                                        2004             449,467
                                  Thereafter           4,041,625
                                                     -----------
                                       Total         $ 6,695,193
                                                     -----------
                                                     -----------


     The notes payable balance sheet value approximates fair value at September 30, 1999.


4.   FORECLOSED REAL ESTATE HELD FOR SALE

     Rancho Malibu is a 274-acre parcel of undeveloped land north of Malibu, California ("Project"). On July 1, 1992, a joint venture (the "Venture") between the Company and Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund) ("Legend") acquired title to the property pursuant to a deed in lieu of foreclosure agreement. The Company owns a 98.6% general partner interest in the Venture while Legend holds the remaining 1.4% interest as a limited partner. The Venture's results are consolidated in the accompanying financial statements.

     Since 1992, the Venture has been engaged in zoning and entitlement activities that have been opposed by the City of Malibu and various citizen groups. The city and a neighboring homeowners association initiated several legal actions intended to preclude the development of the property, all of which were ultimately resolved in favor of the Venture or settled during 1998. The Venture currently is entitled to develop a 46 unit housing community on approximately 40 acres of the property. The remaining 234 acres will be allocated as follows: (i) 167 acres will be dedicated to a public agency, (ii) approximately 47 acres will be deed restricted within privately owned lots and
(iii) approximately 20 acres will be preserved as private open space.

     During the nine months ended September 30, 1999, the Venture incurred approximately $473,000 of costs in connection with Rancho Malibu. The expenses are primarily related to the Venture's efforts to successfully satisfy a number of complex requirements imposed by various state, local and federal entities which requirements must be met prior to commencement of development. These costs, treated as capital contributions to the Venture by the Company, were included in total expenses from property operating activities on the Company's consolidated statements of operations. The Venture also capitalized $62,802 of costs for transfer development credits during the nine months ended September 30, 1999. At September 30, 1999, the Company's carrying balance for the property is $10,024,793.

                                SEMELE GROUP INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                   (CONTINUED)


5.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     ACQUISITION OF ARISTON CORPORATION

     The Company purchased all of the common stock of Ariston from Equis Financial Group Limited Partnership ("EFG") for cash of $2 million and a purchase-money note of $10,450,000 (the "Note") on September 1, 1998. The total fair value of the assets acquired was estimated to be $12,450,000. The Ariston acquisition was accounted for under the purchase method of accounting and the balance sheet and statement of operations of Ariston were consolidated effective September 1, 1998. The Note bears interest at the annualized rate of 7%, payable quarterly in arrears, and requires principal reductions based upon the cash flows generated by Ariston. The Note matures on August 31, 2003 and is recourse only to the common stock of Ariston. The cost of the Ariston acquisition was allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed. In October 1998, Ariston declared and paid a cash distribution of $2,020,000 to the Company. Until the Note is retired, future cash distributions by Ariston require the consent of EFG.

     INDEBTEDNESS

     The Company obtained a loan of $4,419,500 from certain affiliates in 1997. The loan bears interest at an annualized rate of 10% and provides for mandatory principal reductions, if and to the extent the Company realizes any net cash proceeds from the sale or refinancing of the Rancho Malibu property. Notwithstanding the foregoing, the loan is scheduled to mature in full on April 30, 2000. During each of the nine month periods ended September 30, 1999 and 1998, the Company incurred interest expense of $330,554 in connection with this indebtedness. At September 30, 1999, the carrying value of the note approximates its estimated fair value.

     ADMINISTRATIVE SERVICES

     The Company's administrative functions are performed by an affiliate, EFG, pursuant to an Administrative Services Agreement between the Company and EFG dated May 7, 1997. EFG is reimbursed at actual cost for expenses it incurs on the Company's behalf. Administrative expenses consist primarily of professional and clerical salaries and certain rental expenses. The Company incurred total administrative costs of $113,842 and $113,201 during the nine month periods ended September 30, 1999 and 1998, respectively.


6.   DEFERRED COMPENSATION

     The Company established an incentive compensation plan (the "Plan") for certain executives (the "Participants"). The Plan provides for all or some of the Participants' salary to be deferred. All such deferred compensation is held subject to the claims of creditors of the Company in a "rabbi" trust until paid to the Participants following the Participants' termination of employment. The amounts deferred are invested in common stock of the Company. Pursuant to the Plan, the Participants deferred $180,000 of compensation during each of the nine months ended September 30, 1999 and 1998 which represented 44,300 and 26,469 shares of common stock, respectively. The deferred amounts were expensed by the Company during 1999 and 1998 and are included in general and administrative expenses on the consolidated statements of operations for the nine months ended September 30, 1999 and 1998.


7.   OTHER INVESTMENTS

     On May 1, 1999, the Company and certain affiliates formed EFG/Kirkwood Capital LLC ("EFG/Kirkwood") for the purpose of acquiring preferred and common stock interests in Kirkwood Associates Inc. ("KAI"). The Company purchased Class B Interests in EFG/Kirkwood and the other affiliates purchased Class A Interests in EFG/Kirkwood. Generally, the Class A Interest holders are entitled to certain preferred returns prior to distributions being paid to the Company, as Class B Interest holder. KAI owns a ski resort, a local public utility, and land which is held for development. The resort is located in Kirkwood, California and is approximately 30 miles from South Lake Tahoe, Nevada. The Company's investment in EFG/Kirkwood had a cost of $750,000.

                                SEMELE GROUP INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                   (CONTINUED)


8.   RECOVERY OF LOSSES ON LOANS, NOTES AND INTEREST RECEIVABLE

     During 1998, the Company received cash distributions of $18,423 related to its interest in a liquidating trust established for the benefit of the unsecured creditors (including the Company) of VMS Realty Partners and its affiliates. In addition, the Company received $89,753 from its interest in Springtown Partners, a California limited partnership formed by three land owners, including the Company, for the purpose of merging land parcels in order to option them to a third party for use as a wetland mitigation bank. The Company acquired the land from Anden Group as a result of a loan default, but fully reserved for the asset as the land was determined to be "undevelopable" due to certain environmental issues. Since 1993, the Company has sought to realize value from this asset. The Company has treated both of the above-referenced amounts as a recovery of amounts previously charged to losses on loans, notes and interest receivable on its consolidated statement of operations for the nine months ended September 30, 1998.

     During 1994, in connection with the restructuring of Anden, the Company was conveyed an interest in a first mortgage loan collateralized by a parcel of land located in Hemet, California. The borrower was Hemet Phase IV Partners, L.P. ("Hemet"). The Company also was conveyed a limited partnership interest in Hemet. During the third quarter of 1999, the Company received $77,120 in connection with its limited partnership interest in Hemet. The Company has treated such amount as a recovery of amounts previously charged to losses on loans, notes and interest receivable on its consolidated statement of operations for the nine months ended September 30, 1999.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION


GENERAL

     Certain statements in this quarterly report that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, words such as "anticipates", "expects", "intends", "plans" and similar expressions are intended to identify forward-looking statements. These statements are subject to a number of risks and uncertainties including the Company's ability to successfully implement a growth-oriented business plan. Actual results could differ materially from those projected in any forward-looking statements.

     The Company, formerly known as Banyan Strategic Land Fund II, currently holds an ownership interest in a 274 acre land parcel located in Southern California known as the Rancho Malibu property. The Company also holds a 0.3% beneficial interest in a liquidating trust, established for the benefit of a group of unsecured creditors of a previous borrower of the Company. In August 1998, the Company acquired Ariston Corporation ("Ariston"), a holding company having two investments: (i) a 99% limited partnership interest in AFG Eireann Limited Partnership, a Massachusetts limited partnership having a tax interest in a diversified pool of lease contracts owned by an institutional investor and
(ii) a 98% limited partnership interest in Old North Capital Limited Partnership, a Massachusetts limited partnership with investments in cash and notes, equipment leases, and limited partnerships that are engaged in either equipment leasing or real estate. The latter includes two commercial buildings, one located in Washington D.C. and one in Sydney, Australia that are leased to an investment-grade educational institution. In May 1999, the Company and certain affiliates formed EFG/Kirkwood Capital LLC ("EFG/Kirkwood") for the purpose of acquiring preferred and common stock interests in Kirkwood Associates Inc. ("KAI"). KAI owns a ski resort, a local public utility, and land which is held for development. The resort is located in Kirkwood, California and is approximately 30 miles from South Lake Tahoe, Nevada.


YEAR 2000 ISSUE

     The Year 2000 Issue generally refers to the capacity of computer programming logic to correctly identify the calendar year. Many companies utilize computer programs or hardware with date sensitive software or embedded chips that could interpret dates ending in "00" as the year 1900 rather than the year 2000. In certain cases, such errors could result in system failures or miscalculations that disrupt the operations of the affected businesses. The Company uses information systems provided by EFG and has no information systems of its own. EFG has adopted a plan to address the Year 2000 Issue that consists of four phases: assessment, remediation, testing, and implementation and has elected to utilize principally internal resources to perform all phases. EFG has completed its Year 2000 project at an aggregate cost of less than $50,000 and at a di minimus cost to the Company. All costs incurred in connection with EFG's Year 2000 project have been expensed as incurred.

     EFG's primary information software was coded by a third party at the point of original design to use a four digit field to identify calendar year. All of the Company's lease billings, cash receipts and equipment remarketing processes are performed using this proprietary software. In addition, EFG has gathered information about the Year 2000 readiness of significant vendors and third party servicers and continues to monitor developments in this area. All of EFG's peripheral computer technologies, such as its network operating system and third-party software applications, including payroll and electronic banking, have been evaluated for potential programming changes and have required only minor modifications to function properly with respect to dates in the year 2000 and thereafter. EFG understands that each of its and the Company's significant vendors and third-party servicers are in the process, or have completed the process, of making their systems Year 2000 compliant. Substantially all parties queried have indicated that their systems are Year 2000 compliant.

     Presently, EFG is not aware of any outside customer with a Year 2000 Issue that would have a material effect on the Company's results of operations, liquidity, or financial position. The Company's equipment leases were structured as triple net leases, meaning that the lessees are responsible for, among other things, (i) maintaining and servicing all equipment during the lease term, (ii) ensuring that all equipment functions properly and is returned in good condition, normal wear and tear excepted, and (iii) insuring the assets against casualty and other events of loss. Non-compliance with lease terms on the part of a lessee, including failure to address Year 2000 Issues, could result in lost revenues and impairment of residual values of the Company's equipment assets under a worst-case scenario.

     EFG believes that its Year 2000 compliance plan will be effective in resolving all material Year 2000 risks in a timely manner and that the Year 2000 Issue will not pose significant operational problems with respect to its computer systems or result in a system failure or disruption of its or the Company's business operations. However, EFG has no means of ensuring that all customers, vendors and third-party servicers will conform ultimately to Year 2000 standards. The effect of this risk to the Company is not determinable.


LIQUIDITY AND CAPITAL RESOURCES

     During recent years, the Company's operating activities have been limited to the disposal of certain real estate assets and efforts to secure the entitlements necessary to develop the Company's Rancho Malibu property. The Company's cash and cash equivalents balance declined from $7,788,124 at December 31, 1998 to $5,198,924 at September 30, 1999 principally as a result of (i) the Company's $750,000 investment in EFG/Kirkwood; (ii) interest expense incurred in connection with the acquisition of Ariston and (iii) costs related to the Malibu property incurred in an effort to successfully satisfy a number of complex requirements imposed by various state, local and federal entities which requirements must be met prior to commencement of development. In addition, during the nine months ended September 30, 1999, the Company used $316,009 of cash to repay certain debt obligations assumed in connection with the Ariston acquisition and $102,943 to pay cash distributions. The latter represents customary distributions paid to third-parties from a real estate investment in which Ariston has an ownership interest.

     In May 1999, the Company and certain affiliates formed EFG/Kirkwood for the purpose of acquiring preferred and common stock interests in KAI. In June 1999, the Company acquired a Class B equity interest in EFG/Kirkwood for $750,000 (see
Note 7). Affiliates of the Company acquired Class A Interests in EFG/Kirkwood that are entitled to certain preferred returns prior to distribution payments being paid to the Company, as Class B Interest holder.

     The Company's principal future liquidity needs will be dependent upon, among other things, development plans for the Rancho Malibu property, which remain pending. In addition, the Company will continue to incur expenses for professional services and other operating costs. The Company will realize future cash inflows as a result of the Ariston acquisition, which will be used to service associated acquisition indebtedness.


RESULTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998:

     Total gross income for the nine months ended September 30, 1999 increased to $1,382,600 from $373,338 for the same period in 1998. The increase in total gross income from 1998 to 1999 resulted principally from the acquisition of Ariston and includes (i) rental income from property and equipment on operating leases and (ii) interest income from a note receivable from affiliates. Interest income on note receivable from affiliates is subordinate to the affiliate's repayment of certain institutional indebtedness. Ariston's operating results are consolidated in the Company's financial statements.

     Total gross expenses for the nine months ended September 30, 1999 increased to $3,015,335 from $1,584,649 for the same period in 1998. The increase of $1,430,686 was caused mostly by the acquisition of Ariston which includes (i) interest expense of $548,625 related to a purchase money note to EFG, (ii) depreciation and amortization expense related to equipment on operating leases and deferred financing costs, and (iii) interest expense incurred in connection with equipment on operating leases. Increases in other professional fees and general and administrative expenses further contributed to the overall increase in total gross expenses during the nine months ended September 30, 1999 compared to the same period in 1998. Expenses during 1999 and 1998 include a credit of $77,120 and $108,176, respectively, reflecting a recovery of amounts previously charged to losses on loans, notes and interest receivable. The decrease in property operating expenses for the nine months ended September 30, 1999 resulted from the settlement of the Rancho Malibu litigation in 1998.

     The above discussed changes resulted in an increase in the Company's net loss for the nine months ended September 30, 1999 to $1,632,735 ($1.41 per share) from $1,211,311 ($1.01 per share) for the same period in 1998. The net loss per share for the nine months ended September 30, 1999 is based on the weighted average number of shares outstanding during the period of 1,156,074 as compared to 1,202,287 for the same period in 1998.

THREE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE THREE MONTHS ENDED SEPTEMBER 30, 1998:

     Total gross income for the three months ended September 30, 1999 increased to $461,647 from $151,929 for the same period in 1998. The increase in total gross income from 1998 to 1999 resulted principally from the acquisition of Ariston and includes (i) rental income from property and equipment on operating leases and (ii) interest income from a note receivable from affiliates. Interest income on note receivable from affiliates is subordinate to the affiliate's repayment of certain institutional indebtedness. Ariston's operating results are consolidated in the Company's financial statements.

     Total gross expenses for the three months ended September 30, 1999 increased to $1,035,238 from $697,423 for the same period in 1998. The increase of $337,815 was caused mostly by the acquisition of Ariston which includes (i) interest expense of $182,875 related to a purchase money note to EFG, (ii) depreciation and amortization expense related to equipment on operating leases and deferred financing costs, and (iii) interest expense incurred in connection with equipment on operating leases. Partially offsetting the increase was a credit in 1999 of $77,120 reflecting a recovery of amounts previously charged to losses on loans, notes and interest receivable. Property operating expenses during the three months ended September 30, 1999 decreased as a result of the settlement of the Rancho Malibu litigation in 1998.

     The above discussed changes resulted in an increase in the Company's net loss for the three months ended September 30, 1999 to $573,591 ($0.49 per share) from $545,494 ($0.46 per share) for the same period in 1998. The net loss per share for the three months ended September 30, 1999 is based on the weighted average number of shares outstanding during the period of 1,170,889 as compared to 1,176,346 for the same period in 1998.

PART II--OTHER INFORMATION


ITEM 1.  LEGAL PROCEEDINGS

None.


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a)      A list of exhibits filed or incorporated by reference is as follows:

3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation (filed with the Securities and Exchange Commission as Exhibit (3.1) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 and incorporated by reference)

3.2 Restated Certificate of Incorporation (filed with the Securities and Exchange Commission as Exhibit (3)(i) to the Registrant's Report on Form 8-K dated October 21, 1997 and incorporated by reference)

3.3 Amended and Restated By-Laws (filed with the Securities and Exchange Commission as Exhibit (3)(ii) to the Registrant's Report on Form 8-K dated October 21, 1997 and incorporated by reference)

4 Form of new stock certificate (filed with the Securities and Exchange Commission as Exhibit (4) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 and incorporated by reference)

10.1 Executive Employment Agreement for Gary D. Engle (filed with the Securities and Exchange Commission as Exhibit 10.1 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.2 Executive Employment Agreement for James A. Coyne (filed with the Securities and Exchange Commission as Exhibit 10.2 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.3 Amended 1994 Executive and Director Stock Option Plan (filed with the Securities and Exchange Commission as Exhibit 10.3 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.4 Incentive Compensation Plan (filed with the Securities and Exchange Commission as Exhibit 10.4 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.5 Trust under Semele Group Inc. Incentive Compensation Plan (filed with the Securities and Exchange Commission as Exhibit 10.5 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.6 Qualified Stock Option Agreement Executive Option Grant Program dated December 30, 1997 between Semele Group Inc. and Gary D. Engle (filed with the Securities and Exchange Commission as Exhibit 10.6 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.7 Qualified Stock Option Agreement Executive Option Grant Program dated December 30, 1997 between Semele Group Inc. and James A. Coyne (filed with the Securities and Exchange Commission as Exhibit 10.7 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.8 Director Stock Option Agreement Director Option Grant Program (filed with the Securities and Exchange Commission as Exhibit 10.8 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.9 Amendment to Director Stock Option Agreement Director Option Grant Program dated December 30, 1997 between Semele Group Inc. and Gerald L. Nudo (filed with the Securities and Exchange Commission as Exhibit 10.9 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.10 Amendment to Director Stock Option Agreement Director Option Grant Program dated December 30, 1997 between Semele Group Inc. and Robert M. Ungerleider (filed with the Securities and Exchange Commission as
         Exhibit 10.10 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.11 Amendment to Director Stock Option Agreement Director Option Grant Program dated December 30, 1997 between Semele Group Inc. and Walter E. Auch (filed with the Securities and Exchange Commission as Exhibit
         10.11 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997 and incorporated by reference)

10.12 Third Amended and Restated Employment Agreement for Leonard G. Levine dated May 1, 1997 (filed with the Securities and Exchange Commission as Exhibit (10)(i) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 and incorporated by reference)

10.13 Amendment No. 1 to Exchange Agreement dated August 7, 1997 (filed with the Securities and Exchange Commission as Exhibit (10)(ii) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 and incorporated by reference)

10.14 Exchange Agreement dated April 30, 1997 by and among AFG Hato Arrow Limited Partnership, AFG Dove Arrow Limited Partnership, AIP/Larkfield Limited Partnership, Equis Exchange LLC, Equis Financial Group Limited Partnership and the Registrant and related exhibits (filed with the Securities and Exchange Commission as Exhibit (10)(i) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 and incorporated by reference)

10.15    Directors Stock Option Agreement dated July 15, 1994

10.16 Executive Stock Option Agreements dated July 1, 1994, July 11, 1995 and April 16, 1996

10.17 Agreement for Purchase and Sale of Stock dated August 31, 1998 between Semele Group Inc. and Equis Financial Group Limited Partnership (filed with the Securities and Exchange Commission as Exhibit (10)(17) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 and incorporated by reference)

10.18 Promissory Note dated August 31, 1998 between Semele Group Inc. and Equis Financial Group Limited Partnership (filed with the Securities and Exchange Commission as Exhibit (10)(18) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 and incorporated by reference)

10.19 Security Agreement dated August 31, 1998 between Semele Group Inc. and Equis Financial Group Limited Partnership (filed with the Securities and Exchange Commission as Exhibit (10)(19) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 and incorporated by reference)

21       Subsidiaries of the Company

27 Financial Data Schedule (such schedule is not deemed filed as part of this report)

99.1 Press Release dated October 21, 1997 (filed with the Securities and Exchange Commission as Exhibit (99)(i) to the Registrant's Report on Form 8-K dated October 21, 1997 and incorporated by reference)

(b) No report on Form 8-K was filed by the Registrant during the quarter ended September 30, 1999.

                                   SIGNATURES

PURSUANT to the requirements of the Exchange Act, the Issuer has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


SEMELE GROUP INC.


By:      /s/ Gary D. Engle                               Date:  November 4, 1999
         ----------------------------------------
         Gary D. Engle, Chairman, Chief Executive
         Officer and Director


By:      /s/ Gary M. Romano                              Date:  November 4, 1999
         ----------------------------------------
         Gary M. Romano, Vice President and
         Chief Financial Officer

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT, made as of December 16, 1999, by and between (i) Gary
D. Engle; James A. Coyne; Wayne Ellis Engle, Trustee, Staci Albury Trust u/i/t dated July 21, 1998; Wayne Ellis Engle, Trustee, Kristen Engle Trust u/i/t dated July 21, 1998; Wayne Ellis Engle, Trustee, Sydney Peyton Engle Trust u/i/t dated July 21, 1998; and Wayne Ellis Engle, Trustee, Zoe P. Engle Trust u/i/t dated July 21, 1998 (each a "Seller" and collectively the "Sellers"); and (ii) Semele Group Inc., a Delaware corporation (the "Buyer");


                              W I T N E S S E T H:

         WHEREAS, the Sellers are the owners of all the issued and outstanding shares of capital stock of Equis II Corporation, a Delaware corporation (the "Company");

         WHEREAS, the Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Sellers, 85 percent of such shares upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Buyer has received from Josephthal & Co. Inc. a "fairness opinion" with respect to the fairness to the Buyer from a financial point of view of this acquisition and a related acquisition by the Buyer from Equis Financial Group Limited Partnership of the entire Special Beneficiary Interest in four Delaware business trusts, which opinion is acceptable to the Special Committee of the Board of Directors of the Buyer consisting of the Buyer's independent directors;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

         1.1. PURCHASE AND SALE OF SHARES. At the Closing, as defined in Section
1.3 hereof, the Sellers shall sell, assign, transfer and deliver to the Buyer, and the Buyer shall purchase, acquire and accept from the Sellers, the number of shares of Voting Common Stock and Non-Voting Common Stock, each $.01 par value, of the Company set forth opposite their respective names on EXHIBIT A-1 under the heading "Number of Shares to be Sold" (collectively, the "Shares"). The Shares comprise 85 percent of the shares of Voting and Non-Voting Common Stock of the Company owned by each Seller. At the Closing, the Buyer and the Sellers will enter into an agreement giving the Buyer a call right to purchase from the Sellers, and giving the Sellers a put right to sell to the Buyer, the 15 percent of the shares of Voting and Non-Voting Common Stock of the Company not being sold to the Buyer hereunder. The purchase price for such 15 percent will be 510,000 shares of the Common Stock, $.10 par value, of the Buyer. Such rights to purchase and sell will only be exercisable, however, if the stockholders of the Buyer approve of such payment in shares of Common Stock of the Buyer. If stockholder approval is not obtained, the purchase and sale rights will terminate.

         1.2. PURCHASE PRICE; DELIVERY OF SHARES. In consideration of the sale of the Shares to the Buyer, subject to the terms and conditions provided herein, the Buyer shall pay to the Sellers a total purchase price of $19,586,000 (the "Purchase Price"). The Purchase Price shall be paid at the Closing by the Buyer to the Sellers by delivery of Promissory Notes of the Buyer (the "Notes"), each in the form of EXHIBIT B-1 as to $14,600,000, in the form of EXHIBIT B-2 as to $3,085,000 and in the form of EXHIBIT B-3 as to $1,901,000, payable to the Sellers in the principal amounts shown on EXHIBIT A-2. The Buyer acknowledges that the Shares are currently subject to a pledge executed by the Sellers securing indebtedness of the Company totalling approximately $19.5 million at September 30, 1999. The Buyer agrees that it will secure its obligations under the Notes by a pledge of the Shares to the Sellers pursuant to a Security Agreement and Collateral Agency Agreement in the form of EXHIBIT C hereto, which pledge shall be junior only to the currently existing pledge and which pledge shall be a first priority pledge as soon as such consent of existing indebtedness has been repaid and such currently existing pledge has been released. At the Closing, each Seller shall deliver to the Buyer the certificate or certificates representing the Shares being sold by such Seller accompanied by a stock power duly endorsed in blank by such Seller and otherwise in form reasonably acceptable to the Buyer. Gary D. Engle and James A Coyne agree that, effective as of the Closing the Buyer shall also cancel the option dated

December 30, 1997, held by Gary D. Engle to purchase 40,000 shares of Common Stock of the Buyer and the option dated December 30, 1997, held by James A. Coyne to purchase 40,000 shares of Common Stock of the Buyer (together, the "Options").

         1.3. CLOSING. The closing of the transaction provided for in this Agreement (the "Closing") shall take place at the offices of Nixon Peabody LLP, 101 Federal Street, Boston, Massachusetts, at 10:00 a.m. on December 22, 1999, or such other date as may be mutually agreed upon in writing by the parties (the "Closing Date").

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

         The Sellers jointly and severally represent and warrant to the Buyer as follows:

         2.1.  OWNERSHIP OF SHARES.

                  (a) Each Seller has good and marketable title to the Shares to be sold to the Buyer by him pursuant to this Agreement, free and clear of all restrictions, liens, charges, encumbrances, options and adverse claims or rights whatsoever except as set forth on SCHEDULE 2.1. Except as set forth on SCHEDULE 2.1, there are no voting trusts, proxies or other arrangements or understandings to which any Seller is a party with respect to the Shares. EXHIBIT A-1 sets forth a true and correct listing of (i) all shares of Voting and Non-Voting Common Stock of the Company owned by each Seller and (ii) the Shares to be sold to the Buyer by each Seller hereunder.

                  (b) Each Seller has the full right, power and authority to enter into this Agreement and to transfer, convey and sell to the Buyer the Shares to be sold by him pursuant to this Agreement and, upon consummation of the purchase contemplated by this Agreement, the Buyer will acquire from each Seller good and marketable title to such Shares, free and clear of all restrictions, liens, charges, encumbrances, options and adverse claims or rights whatsoever except as set forth on SCHEDULE 2.1. This Agreement constitutes the valid and binding obligation of each Seller enforceable in accordance with its terms.

                  (c) No Seller is a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body that would prevent the execution or delivery of this Agreement by him or the transfer, conveyance and sale of the Shares to be sold by him to the Buyer pursuant to this Agreement.

         2.2. ORGANIZATION, GOOD STANDING AND AUTHORITY OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in the Commonwealth of Massachusetts.

         2.3. CHARTER DOCUMENTS OF THE COMPANY. The Sellers have provided the Buyer with true, accurate and complete copies of the Certificate of Incorporation and By-Laws of the Company. Such Certificate of Incorporation and By-Laws are in full force and effect. The Company is not in default under or in violation of any provision of its Certificate of Incorporation or By-Laws. The minute and stock record book of the Company (which has been made available for inspection by the Buyer and its representatives) is true and complete in all material respects.

         2.4. NO COMPANY DEFAULT; NO CONFLICT WITH OTHER INSTRUMENTS. The Company is not in default under or in violation of any material agreement or other instrument or contract to which it is a party or by which it or any of its properties or assets is bound or any judgment, decree, order, statute, rule or regulation to which it is subject or by which it or any of its properties or assets is bound. The execution, delivery and performance of this Agreement by the Sellers and the consummation of the transactions contemplated hereby do not and will not constitute a default under any of the terms, conditions or provisions of (i) the Certificate of Incorporation or By-Laws of the Company or
(ii) any material agreement or other instrument or contract or any judgment, decree, order, statute, rule or regulation to which the Company is a party or subject or result in the creation of any lien, charge or encumbrance on any of the properties or assets of the Company or the Shares.

         2.5. CAPITAL STOCK OF THE COMPANY. The authorized capital stock of the Company consists of 500 shares of Voting Common Stock, $.01 par value, and 2,500 shares of Non-Voting Common Stock, $.01 par value. All such shares are issued and outstanding. The Shares are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, convertible securities, warrants, rights agreements, restrictions, contracts, calls or commitments of any character which entitle any person to acquire from the Company or otherwise relate to the issuance by the Company of any shares of capital stock of the Company or, except as set forth in SCHEDULE 2.1, which restrict or otherwise relate to or provide for the transfer of any of such shares. Except as set forth on SCHEDULE 2.1, there are no voting trusts, proxies or other arrangements or understandings to which the Company or a Seller is a party with respect to the voting of the Shares.

         2.6. SUBSIDIARIES, OTHER INTERESTS, ETC., OF THE COMPANY. The Company has one subsidiary, AFG ASIT Corporation ("AFG ASIT"). AFG ASIT is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the requisite power and authority to own its properties and assets and to carry on its business as it is now being conducted. AFG ASIT is the Managing Trustee of four Delaware business trusts, AFG Investment Trust A, AFG Investment Trust B, AFG Investment Trust C and AFG Investment Trust D (collectively the "Trusts"), each of which is a reporting company under the Securities Exchange Act of 1934 (the "'34 Act"). The authorized capital stock of AFG ASIT consists of 30,000 shares of Common Stock, $.01 par value, of which 1,000 shares are issued and outstanding and owned by the Company (the "AFG ASIT Shares"). The AFG ASIT Shares are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, convertible securities, warrants, rights agreements, restrictions, contracts, calls or commitments of any character which entitle any person to acquire from AFG ASIT or otherwise relate to the issuance by AFG ASIT of any shares of capital stock of AFG ASIT or, except as set forth on SCHEDULE 2.6, which restrict or otherwise relate to or provide for the transfer of any of such shares. Except for the Voting Trust Agreement dated December 16, 1999, between the Company and Gary D. Engle, as Trustee, and except as set forth on SCHEDULE 2.6, there are no voting trusts, proxies or other arrangements or understandings to which AFG ASIT or the Company is a party with respect to the voting of the AFG ASIT Shares. The Company also owns an aggregate of 7,980,139 Class B Subordinated Beneficiary Interests in the Trusts, as shown on SCHEDULE 2.6 (the "Class B Interests"). AFG ASIT as Managing Trustee has the powers, duties, rights, obligations and economic interests set forth in the Second Amended and Restated Declaration of Trust, as amended to date, of each of the Trusts (each a "Declaration of Trust" and collectively the "Declarations of Trust"). The Company, as record and beneficial owner of the Class B Interests, is entitled to all rights with respect to the Class B Interests set forth in the Declaration of Trust of each of the Trusts, including the rights to distributions and allocations set forth therein. Except as provided in the Declaration of Trust of each of the Trusts and except as set forth on SCHEDULE 2.6, there are no agreements, restrictions, contracts, calls or commitments which restrict or otherwise relate to or provide for the transfer of any of the Class B Interests. Except for the Voting Trust Agreement dated December 16, 1999, between the Company and Gary D. Engle, as Trustee, and except as set forth on SCHEDULE 2.6, there are no voting trusts, proxies or other arrangements or understandings to which the Company is a party with respect to the voting of the Class B Interests. The Company has good and marketable title to the AFG ASIT Shares and the Class B Interests, free and clear of all restrictions, liens, charges, encumbrances, options and adverse claims or rights whatsoever except as set forth on SCHEDULE 2.6. The Company does not own, directly or indirectly, any capital stock or other equity or ownership interest in any other corporation, partnership, association, trust, joint venture or other entity.

         2.7. ORGANIZATIONAL DOCUMENTS OF AFG ASIT, TRUSTS. The Sellers have provided the Buyer with true, accurate and complete copies of the Articles of Organization and By-Laws of AFG ASIT and with the Declaration of Trust of each of the Trusts, all as amended to date. Such Articles of Organization, By-Laws and Declarations of Trust are in full force and effect. AFG ASIT is not in violation of any provision of its Articles of Organization or By-Laws or of the Declaration of Trust of any of the Trusts. None of the Trusts is in violation of its Declaration of Trust. The minute and stock record books of AFG ASIT (which have been made available for inspection by the Buyer and its representatives) are true and complete in all material respects.

         2.8. NO AFG ASIT DEFAULT; NO CONFLICT WITH OTHER INSTRUMENTS. AFG ASIT is not in default under or in violation of any material agreement or other instrument or contract to which it is a party or by which it or any of its properties or assets is bound or any judgment, decree, order, statute, rule or regulation to which it is subject or by which it or any of its properties or assets is bound. The execution, delivery and performance of this Agreement by the Sellers and the consummation of the transactions contemplated hereby do not and will not constitute a default under any of the terms, conditions or provisions of (i) the Articles of Organization or By-Laws of AFG ASIT or the Declarations of Trust of the Trusts or (ii) any material agreement or other instrument or contract or any judgment, decree, order, statute rule or regulation to which AFG ASIT is a party or subject or result in the creation of any lien, charge or encumbrance on any of the properties or assets of AFG ASIT.

         2.9. SEC FILINGS. The Managing Trustee on behalf of the Trusts has filed all forms, reports and documents required to be filed by them with the Securities and Exchange Commission (the "SEC") since December 31, 1995 (the "SEC Reports"). The SEC Reports, including all SEC Reports filed after the date hereof and prior to the Closing, (i) were or will be prepared in accordance with the Securities Act of 1933 (the "'33 Act") and the '34 Act, as the case may be, and the rules and regulations thereunder and (ii) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Sellers have provided the Buyer with true, accurate and complete copies of the Annual Report on Form 10-K for the year ended December 31, 1998, and the Quarterly Report on Form 10-Q for the periods ended June 30 and September 30, 1999, filed with the SEC under the '34 Act by each of the Trusts and (ii) the Prospectus dated June 10, 1997, of each of the Trusts relating to the offering by such Trust under the '33 Act of the Class B Subordinated Interests of which the Class B Interests are a part.

         2.10. FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES. The Sellers have delivered to the Buyer a copy of the audited consolidated balance sheet of the Company as of December 31, 1998, and the related consolidated statement of operations, consolidated statement of changes in stockholders' equity and consolidated statement of cash flows and the notes thereto for the period then ended and the unaudited consolidated balance sheet of the Company as of September 30, 1999 (the September 1999 balance sheet is hereinafter referred to as the "Balance Sheet"). All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as otherwise indicated in the notes to such financial statements and, in the case of the Balance Sheet, subject to year end adjustments) and fairly present the financial condition and results of operations of the Company as, at and for the periods indicated. Except as set forth on SCHEDULE 2.10 or incurred in connection with the transactions contemplated hereby, the Company is not subject to any liability other than (i) liabilities reflected, reserved against or otherwise disclosed in the Balance Sheet and (ii) liabilities arising since the date of the Balance Sheet in the ordinary course of business consistent (in amount and kind) with past practice which do not, individually or in the aggregate, materially adversely affect the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company.

         2.11. OTHER PERSONAL PROPERTY. Except as described in SECTION 2.6, neither the Company nor AFG ASIT has any personal property.

         2.12. REAL PROPERTY. Neither the Company nor AFG ASIT currently owns or leases nor has the Company or AFG ASIT ever owned or leased any real property or interests in real property.

         2.13. NO MATERIAL ADVERSE CHANGE. Except as set forth on SCHEDULE 2.13 since the date of the Balance Sheet there has not been any material adverse change in, relating to or affecting the business, assets, condition (financial or otherwise), results of operations or prospects of the Company, and no facts are known which may reasonably be expected to give rise to any such material change.

         2.14. TAXES. All taxes have been properly paid or accrued and all tax returns currently required to be filed have been properly filed with respect to the Company and all of its operations, income, profits and assets in accordance with the requirements of the applicable laws of all federal, state, local and foreign jurisdictions. No waivers of the statute of limitations are in effect with respect to federal or state income taxes payable by or on behalf of the Company. Except as set forth on SCHEDULE 2.14, none of the federal or state income tax returns filed by the Company with respect to its last six fiscal years have been examined by the Internal Revenue Service (the "IRS") or any similar state, local or foreign tax authority, and none of the periods during which any assessment may be made by the IRS or any similar state, local or foreign tax authority has been extended.

         2.15. CONTRACTS, COMMITMENTS, ETC. Except as set forth in SCHEDULE 2.15 and except for the Declarations of Trust of each of the Trusts, neither the Company nor AFG ASIT is, as of the date of this Agreement, a party to or bound by any contracts or agreements with third parties.

         2.16. COMPLIANCE WITH LAWS. The Company and AFG ASIT are in compliance with all applicable federal, state and local laws, rules, regulations and ordinances.

         2.17. LITIGATION. Except as described in SCHEDULE 2.17, no action, suit, arbitration, mediation, investigation or proceeding is pending or, to the knowledge of the Sellers, threatened before any court, administrative agency or tribunal which affects or involves the Company, AFG ASIT or any of the Sellers or any of their respective rights or properties or which seeks to prevent or challenge the transactions contemplated hereby. There is no existing state of facts, circumstances or contemplated events that is likely to give rise to an action, proceeding or investigation against the Company or AFG ASIT.

         2.18. ENVIRONMENTAL PROTECTION.

                  (a) The Company and AFG ASIT have complied in all material respects with all federal and state environmental, health and safety laws, codes and ordinances and all rules, regulations and ecological standards promulgated thereunder ("Environmental Laws").

                  (b) There is no pending or, to the knowledge of the Sellers, threatened civil, criminal or administrative action, demand, hearing, notice of violation, notice or demand letter that affects or applies to the Company or AFG ASIT, or their respective businesses, properties or assets, relating in any way to any Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

         2.19. DIVIDENDS AND DISTRIBUTIONS TO THE SELLERS. Except as described in SCHEDULE 2.19, the Company has never declared or paid any dividends or made any other distributions to any holder of its outstanding capital stock or redeemed any shares of its capital stock.

         2.20. INSURANCE. The Company and AFG ASIT are named insureds on policies of insurance purchased and maintained by an affiliate of the Company providing coverage to the Company and AFG ASIT of such types and in such amounts as are legally required or are otherwise appropriate for their respective businesses. Each such policy of insurance is legal, valid, binding, enforceable and in full force and effect. Following the consummation of the transaction contemplated hereby, neither the Company nor AFG ASIT will be covered by any of such policies. There is no default with respect to any provision contained in any such policy, nor has the Company or AFG ASIT failed to give any notice or present any claim under any such policy in due and timely fashion. None of the Trusts is a named insured on policies of insurance, but each lessee of equipment owned by any of the Trusts is required to insure the leased equipment under the terms if its equipment lease.

         2.21. REQUIRED CONSENTS AND APPROVALS. Except as set forth on SCHEDULE 2.21, the execution and delivery of this Agreement by the Sellers does not, and the performance of this Agreement by the Sellers will not, require any consent, approval, order, authorization, registration, qualification or designation from any governmental authority or pursuant to any agreement or other instrument by which the Sellers, the Company or AFG ASIT or any of their respective properties is bound.

         2.22. EMPLOYEE BENEFITS. Neither the Company nor AFG ASIT now has, or has ever had, any employees. Neither the Company nor AFG ASIT has ever made, or had any obligation to make, any contributions to any employee benefit plan within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor AFG ASIT has any liability with respect to any such employee benefit plan maintained by an affiliate.

         2.23. LICENSES AND PERMITS. The Company, AFG ASIT and the Trusts have each obtained all licenses, permits and other approvals required from federal, state or local authorities, if any, in order for them to conduct their respective businesses as currently conducted.

         2.24. NO BROKER. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transaction contemplated by this Agreement based upon arrangements made by or on behalf of the Company, AFG ASIT or the Sellers.

         2.25. DISCLOSURE. The representations and warranties contained in this
Article II (including the schedules required to be delivered by the Sellers to the Buyer pursuant to this Agreement) and any certificate or other instrument furnished or to be furnished by the Sellers to the Buyer hereunder do not contain and will not contain any untrue statement of a material fact or omit to state any fact necessary in order to make the statements and information contained in this Article II not misleading. There is no material fact relating to the Company or AFG ASIT or their respective assets, properties or businesses which may materially adversely affect the same which has not been disclosed in writing in this Agreement to the Buyer.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer represents and warrants to each of the Sellers as follows:

         3.1. ORGANIZATION, GOOD STANDING AND AUTHORITY OF THE BUYER. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate all its properties and assets and to carry on its business as it is now being conducted.

         3.2. AUTHORIZATION. The Buyer has full corporate power and authority to enter into this Agreement and the other transactions contemplated hereby and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Buyer and, except for the approval of the stockholders of the Buyer to the issuance of the shares of Common Stock of the Buyer contemplated to be issued to the Sellers no other corporate proceedings or actions on the part of the Buyer are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement constitutes a valid and binding obligation of the Buyer enforceable in accordance with its terms.

         3.3. NO BROKER. Except for Josephthal & Co. Inc. in connection with its "fairness opinion," no broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Buyer.

                                   ARTICLE IV
                              COVENANTS OF SELLERS

         The Sellers will comply with the following covenants during the period between the date hereof and the earlier of the date on which the Buyer purchases 15 percent of the Company not being purchased by the Buyer hereunder or the put and call agreement relating to the purchase of such 15 percent expires:

         4.1. ACCESS. The Sellers shall give the Buyer and its counsel, accountants and other representatives full access, at reasonable times on reasonable notice, throughout the period prior to the Closing Date, to all of the properties, assets, books and records of the Company or relating thereto and the Sellers shall furnish to the Buyer during such period all information concerning the Company and its affairs as the Buyer may reasonably request.

         4.2. MAINTENANCE OF EXISTENCE AND GOOD STANDING. The Sellers shall cause the Company, AFG ASIT and the Trusts to maintain their respective existences as corporations or business trusts, as applicable, in good standing under the laws of the State of Delaware and the Commonwealth of Massachusetts, as applicable, and under the laws of any other jurisdiction in which they are qualified to do business as foreign corporations or entities.

         4.3. CONDUCT OF BUSINESS IN ORDINARY COURSE. The Sellers shall cause the Company, AFG ASIT and the Trusts to conduct their respective businesses only in the ordinary course, unless the Sellers shall obtain the written consent of the Buyer to any act or transaction by the Company, AFG ASIT or any of the Trusts or on behalf of any of them which is not in the ordinary course of its business.

         4.4. PRESERVATION OF ORGANIZATION. The Sellers shall cause the Company, AFG ASIT and the Trusts to preserve their respective business organizations, and use their best efforts to preserve their business relations and to retain the services of their present officers.

         4.5. PRESERVATION OF PROPERTIES. The Sellers shall cause the Company, AFG ASIT and the Trusts to maintain and preserve the properties owned or used by them in their respective businesses.

         4.6. PERFORMANCE OF CONTRACTS. The Sellers shall cause the Company, AFG ASIT and the Trusts to fulfill their respective contractual obligations in all material respects.

         4.7. TAXES AND SIMILAR CHARGES. The Sellers shall cause the Company, AFG ASIT and the Trusts to punctually pay and discharge all taxes, assessments and governmental charges lawfully imposed upon them or any of their respective properties or those properties used by them in their respective businesses or upon the income and profits thereof and to file all tax returns required to be filed by them.

         4.8. COMPLIANCE WITH LAWS. The Sellers shall cause the Company, AFG ASIT and the Trusts to comply in all material respects with all laws, governmental regulations, rules and ordinances, and judicial orders, judgments, decrees and similar determinations to which they and their respective properties are subject.

         4.9. INSURANCE. The Sellers shall cause the Company and AFG ASIT to continue as named insureds on the insurance policies referred to in Section 2.21, and shall cause such policies to be continued in full force and effect or be replaced with other policies providing substantially equivalent or greater coverage.

         4.10. NOTICE OF BREACH, LITIGATION, ETC. The Sellers will promptly give written notice to the Buyer of (i) the occurrence of any event or the failure of any event to occur which results or will result in a breach of or a failure to comply with any representation, warranty, covenant, condition or agreement by the Sellers contained herein or (ii) the commencement of any litigation, proceeding, investigation or inquiry seeking to enjoin or prevent the consummation of the transactions contemplated by this Agreement or to obtain damages or other relief by reason of such consummation.

         4.11. CONSENTS FROM THIRD PARTIES. The Sellers will use their best efforts to obtain the consent of any party necessary to approve the transactions contemplated hereby.

         4.12. SATISFACTION OF REPRESENTATIONS AND CONDITIONS. The Sellers will use their best efforts to take all actions necessary to render all representations and warranties made by them herein accurate on and as of the Closing Date in all material respects and to satisfy each covenant or condition to be performed or satisfied by them on or before the Closing Date.

         4.13. AMENDMENT OF ARTICLES OR BY-LAWS. The Sellers will not amend nor permit to be amended the Certificate of Incorporation of the Company, the Articles of Organization of AFG ASIT or the By-Laws of either of them or the Declaration of Trust of any of the Trusts or make any change in the authorized or issued capital stock of either the Company or AFG ASIT or the beneficiary interests of any of the Trusts without the written consent of the Buyer.

         4.14. PUBLIC ANNOUNCEMENTS. The Sellers will not make or permit to be made any public announcement or disclosure concerning the transactions contemplated hereby without the written consent of the Buyer.

                                    ARTICLE V
                             COVENANTS OF THE BUYER

         The Buyer covenants as follows with respect to the period between the date hereof and the Closing Date:

         5.1. CONSENTS FROM THIRD PARTIES. The Buyer will use its best efforts to obtain the consent of any party, including its stockholders and any governmental authority, necessary to approve the transactions contemplated hereby.

                                   ARTICLE VI
                      CONDITIONS TO OBLIGATIONS OF SELLERS

         The obligation of the Sellers to sell and deliver the Shares is subject to the satisfaction (or waiver by the Sellers) on or prior to the Closing Date of the following conditions:

         6.1. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Buyer contained in this Agreement shall be true and correct on and as of the Closing Date as if such representations and warranties were made on and as of that date.

         6.2. COMPLIANCE WITH AGREEMENT. The Buyer shall have performed and complied in all material respects with all its obligations and covenants under this Agreement to be performed or complied with by it prior to the Closing Date.

         6.3. CONSENTS. The consent of every party necessary to approve the transactions contemplated hereby shall have been obtained.

         6.4. NO LITIGATION. At the Closing Date, no litigation, proceeding, investigation or inquiry shall be pending or threatened seeking to enjoin or prevent the consummation of the transactions contemplated by this Agreement or to obtain damages or other relief by reason of such consummation.

         6.5. PUT/CALL AGREEMENT. The Buyer and the Sellers shall have executed and delivered an agreement in the form of EXHIBIT D hereto giving the Buyer a call right to purchase from the Sellers, and giving the Sellers a put right to sell to the Buyer, the 15 percent of the Voting and Non-Voting Common Stock of the Company not being sold to the Buyer hereunder.

         6.6. REGISTRATION RIGHTS AGREEMENT. The Buyer and the Sellers shall have executed and delivered a registration rights agreement in the form of EXHIBIT E hereto.

         6.7. OPINION OF COUNSEL. The Sellers shall have received from Shefsky & Froelich Ltd., counsel to the Special Committee of the Board of Directors of the Buyer, an opinion as of the Closing Date in form and substance reasonably acceptable to counsel to the Sellers as to certain tax matters.

                                   ARTICLE VII
                     CONDITIONS TO OBLIGATIONS OF THE BUYER

         The obligation of the Buyer to purchase and pay for the Shares is subject to the satisfaction (or waiver by the Buyer, provided, however, that the Buyer cannot waive obtaining the consent of its stockholders) on or prior to the Closing Date of the following conditions:

         7.1. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Sellers contained in this Agreement shall be true and correct on and as of the Closing Date as if such representations and warranties were made on and as of that date.

         7.2. COMPLIANCE WITH AGREEMENT. The Sellers shall have performed and complied in all material respects with all their obligations and covenants under this Agreement to be performed or complied with prior to the Closing Date.

         7.3. SELLERS' CERTIFICATE. The Buyer shall have received a Certificate dated as of the Closing Date executed by each of the Sellers to the effect that the representations and warranties of the Sellers contained in this Agreement are true and correct on and as of that date and that the Sellers have performed or complied with all their obligations and covenants to be performed or complied with by them prior to the Closing Date.

         7.4. CONSENTS. The consent of every party necessary to approve the transactions contemplated hereby shall have been obtained.

         7.5. NO LITIGATION. At the Closing Date, no litigation, proceeding, investigation or inquiry shall be pending or threatened seeking to enjoin or prevent the consummation of the transactions contemplated by this Agreement or to obtain damages or other relief by reason of such consummation.

         7.6. DUE DILIGENCE REVIEW. The Buyer and its representatives shall have conducted a due diligence review of the Company and in the Buyer's sole discretion, the Buyer shall be satisfied on the basis of such review that Buyer should proceed with the transactions contemplated hereby.

         7.7. PUT/CALL AGREEMENT. The Buyer and the Sellers shall have executed and delivered an agreement in the form of EXHIBIT D hereto giving the Buyer a call right to purchase from the Sellers, and giving the Sellers a put right to sell to the Buyer, the 15 percent of the Voting and Non-Voting Common Stock of the Company not being sold to the Buyer hereunder.

         7.8. OPTIONS. The Options shall have been canceled with the consent of Gary D. Engle and James A. Coyne.

         7.9. OPINION OF COUNSEL. The Buyer shall have received from Nixon Peabody LLP, counsel to the Sellers, an opinion as of the Closing Date in form and substance reasonably acceptable to counsel to the Special Committee of the Board of Directors of the Buyer as to ownership of the shares and certain corporate and trust matters.

                                  ARTICLE VIII
                            INDEMNIFICATION; SET OFF

         8.1. INDEMNIFICATION BY THE SELLERS. The Sellers, jointly and severally, shall indemnify and hold harmless the Buyer, its officers, directors, controlling persons and affiliates (including, without limitation, the Company) from and against any loss, liability, claim, damage (including, incidental and consequential damages), expense (including reasonable legal fees and costs), or diminution in value arising, directly or indirectly, from or in connection with any (i) breach or inaccuracy of any of the representations or warranties made by the Sellers in this Agreement, (ii) breach of any covenant or agreement of the Sellers contained in this Agreement, and (iii) any and all costs and expenses (including but not limited to legal costs and expenses) incurred by the Buyer in connection with the enforcement of its rights hereunder. The representations and warranties of the Sellers contained in this Agreement or any Schedules hereto, other than the Special Warranties as defined below, shall survive until the 18-month anniversary of the Closing Date and thereafter shall terminate and be of no further force or effect, except as to matters as to which the Buyer has given notice to the Sellers of the basis for indemnification during such 18-month period.

         For purposes of this Agreement, the Special Warranties shall be the representations and warranties of the Sellers contained in (i) Section 2.1 hereof regarding the Shares and (ii) Section 2.14 hereof regarding certain tax matters. The Special Warranties shall survive indefinitely. This Section 8.1 may not be amended without the approval of a majority of the independent directors of the Buyer.

         8.2. INDEMNIFICATION BY THE BUYER. The Buyer shall indemnify and hold harmless the Sellers from and against any and all loss, liability, claim, damage, expense (including reasonable legal fees and costs), or diminution in value arising, directly or indirectly, from or in connection with any (i) breach or inaccuracy of any of the representations or warranties made by the Buyer in this Agreement and (ii) breach of any covenant or agreement of the Buyer contained in this Agreement.

         8.3.  PROCEDURE FOR INDEMNIFICATION - THIRD PARTY CLAIMS.

                  (a) Promptly after receipt by an indemnified party under
Section 8.1 or 8.2 hereof of notice of the commencement of any claim, demand, action or proceeding ("Proceeding") against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                  (b) If any Proceeding referred to in Section 8.3(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will be entitled to participate in such Proceeding and, to the extent that it wishes (unless the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this
Article IV for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification and (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's written consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

         8.4. BUYER'S RIGHT OF OFFSET. In addition to other remedies available to the Buyer at law or in equity, the Buyer shall have the right to offset any and all sums due from the Sellers to the Buyer pursuant to Section 8.1 hereof against future payments due from the Buyer to the Sellers under the Notes. As an absolute condition precedent, at least ten days prior to any such offset, the Buyer shall provide the Sellers with a written notice describing in reasonable detail the basis for such offset.

                                   ARTICLE IX
             RIGHT TO PROCEED, WAIVER, MODIFICATION AND TERMINATION

         9.1. RIGHT TO PROCEED. Anything in this Agreement to the contrary notwithstanding, if any of the conditions specified in Article VII has not been satisfied at the Closing, the Buyer shall have the right to proceed with the transactions contemplated hereby; if any of the conditions specified in Article VI hereof has not been satisfied at the Closing, the Sellers shall have the right to proceed with the transactions contemplated hereby.

         9.2. TERMINATION AND ABANDONMENT. This Agreement may be terminated and the transactions hereby provided for may be abandoned:

                  (a) by mutual consent of the Buyer and the Sellers;

                  (b) by the Buyer if any of the conditions provided for in
Article VII of this Agreement has not been satisfied on or before the Closing Date or in the reasonable judgment of the Buyer will not be satisfied at any time prior to the Closing Date and has not been waived by the Buyer;

                  (c) by the Sellers if any of the conditions provided for in
Article VI has not been satisfied on or before the Closing Date or in the reasonable judgment of the Sellers will not be satisfied at any time prior to the Closing Date and has not been waived by the Sellers; and

                  (d) by of the Buyer or by the Sellers if the Closing shall not have occurred by March 31, 2000; PROVIDED, HOWEVER, that the party terminating this Agreement in accordance with Sections 9.2(b), (c) or (d) has satisfied or is ready, willing and able to satisfy all of its conditions to Closing and is not then in breach of any of its obligations hereunder.

                                    ARTICLE X
                                OTHER PROVISIONS

         10.1. GOVERNING LAW AND JURISDICTION. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to choice or conflict of law principles. The parties hereby submit to the jurisdiction of the courts of The Commonwealth of Massachusetts and the United States District Court for the Eastern District of Massachusetts in any action or proceeding arising out of or relating to this Agreement. The parties hereby waive any objection they may have to venue to any such action or proceeding and to the defense of an inconvenient forum with respect thereto. Each party consents to service of process in the manner provided for notices herein.

         10.2. NOTICES. Unless otherwise provided herein, all notices required or permitted by the terms hereof shall be in writing. Any written notice shall become effective when received. All notices and other communications hereunder shall be deemed to have been duly received if hand delivered or mailed, by certified or registered mail, return receipt requested, postage prepaid or by overnight delivery service to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

         If to the Sellers:

         Gary D. Engle
         Equis Financial Group Limited Partnership
         88 Broad Street

         Boston, MA  02110

         with a copy to:

         Nixon Peabody LLP
         101 Federal Street
         Boston, Massachusetts 02110-1832
         Attn:  Joan Barkhorn Hass

         and, if to the Buyer:

         Semele Group Inc.
         One Canterbury Green, 8th Floor
         Stamford, CT  06901
         Attn:  James A. Coyne

         with a copy to:

         Shefsky & Froelich Ltd.
         444 North Michigan Avenue
         Chicago, IL  60611
         Attn:  Michael J. Choate

         10.3. AMENDMENT AND ALTERATION. No amendment or alteration of the terms of this Agreement shall be valid or binding unless made in writing signed by the appropriate parties to this Agreement specifically referring to this Agreement.

         10.4. BINDING AGREEMENT/ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives, PROVIDED, HOWEVER, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties.

         10.5. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.6. INTEGRATION. This Agreement represents the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, negotiations, discussions or understandings with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Buyer has caused this Agreement to be executed by its duly authorized representative and the Sellers have executed this Agreement, under seal, as of the date first set forth above.

THE SELLERS:                                  SEMELE GROUP INC.


/s/ Gary D. Engle                             By: /s/ Gary M. Romano
-------------------------------                   ---------------------------
Gary D. Engle                            Gary M. Romano, Chief Financial
                                                 Officer


/s/ James A. Coyne
-------------------------------
James A. Coyne


/s/ Wayne E. Engle
-------------------------------
Wayne Ellis Engle, Trustee, Staci
Albury Trust u/i/t dated July 21, 1998

/s/ Wayne E. Engle
-------------------------------
Wayne Ellis Engle, Trustee, Kristen
Engle Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------
Wayne Ellis Engle, Trustee, Sydney
Peyton Engle Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------
Wayne Ellis Engle, Trustee, Zoe P.
Engle Trust u/i/t dated July 21, 1998

                                   EXHIBIT A-1

                                                                Number of Shares                     Number of Shares
                         Name                                        Owned                              to be Sold
                         ----                                        -----                              ----------

                                                      Voting                  Non-voting           Voting        Non-voting
                                                      ------                  ----------           ------        ----------

                     Gary D. Engle                    450                           1,240            382                   1,054

                    James A. Coyne                     50                             960             42                     816

    Wayne Ellis Engle, Trustee, Staci Albury Trust    None                             75            None                     64
               u/i/t dated July 21, 1998

    Wayne Ellis Engle, Trustee, Kristen Engle Trust   None                             75            None                     64
               u/i/t dated July 21, 1998

    Wayne Ellis Engle, Trustee, Sydney Peyton Engle   None                             75            None                     64
         Trust u/i/t dated July 21, 1998

    Wayne Ellis Engle, Trustee, Zoe P. Engle Trust    None                             75            None                     64
                                                      ----                             --            ----                     --
               u/i/t dated July 21, 1998

                        TOTALS                        500                           2,500            424                   2,126


                                   EXHIBIT A-2


                                                                         PURCHASE PRICE
                                                                         --------------
                         NAME
                         ----
                                                              Note B-1           Note B-2          Note B-3
                                                              --------           --------          --------

                    Gary D. Engle                           $8,224,667          $1,737,883        $1,070,897

                    James A. Coyne                           4,915,333           1,038,617           640,003

 Wayne Ellis Engle, Trustee, Staci Albury Trust                365,000              77,125            47,525
               u/i/t dated July 21, 1998

Wayne Ellis Engle, Trustee, Kristen Engle Trust                365,000              77,125            47,525
                u/i/t dated July 21, 1998

      Wayne Ellis Engle, Trustee, Sydney Peyton                365,000              77,125            47,525
        Engle Trust u/i/t dated July 21, 1998

 Wayne Ellis Engle, Trustee, Zoe P. Engle Trust                365,000              77,125            47,525
               u/i/t dated July 21, 1998                      --------       -------------      ------------


                        TOTALS                             $14,600,000          $3,085,000        $1,901,000


                                SEMELE GROUP INC.
                              ONE CANTERBURY GREEN
                                201 BROAD STREET
                           STAMFORD, CONNECTICUT 06901

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Gary D. Engle and James A. Coyne, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock, par value $.10 per share ("Common Stock"), of Semele Group Inc. (the "Company") held of record by the undersigned on _______________, at the Annual Meeting of Stockholders when convened on __________________, and any adjournment thereof.

         THIS PROXY, IF PROPERLY EXECUTED AND RECEIVED IN TIME FOR VOTING, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY, IF PROPERLY EXECUTED AND RECEIVED IN TIME FOR VOTING, WILL BE VOTED FOR PROPOSALS 1 THROUGH 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS ACTING UNDER THE PROXIES ON OTHER MATTERS PRESENTED FOR A VOTE.

/x/      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

1.   Election of        FOR     AGAINST        PROPOSAL to elect two directors
     Directors          / /       / /          to hold office until the 2002

                                               Annual Meeting of Stockholders,
                                               or otherwise as provided in the
                                               Company's By-Laws(check one box).
                                               NOMINEES:  Joseph W. Bartlett,
                                               Robert M. Ungerleider

For, except vote withheld from the following nominee(s):

-------------------------------------------

2.   Approval of    FOR    AGAINST     ABSTAIN   PROPOSAL to issue shares of the
     Issuance of    / /      / /         / /     Company's Common Stock in
     Stock to                                    connection with the potential
     Acquire 15% of                              acquisition of 15% of Equis II
     Equis II                                    which is owned by Gary D.
                                                 Engle,James A. Coyne and
                                                 certain trusts for the benefit
                                                 of Mr. Engle's children (check
                                                 one box).

3.   Selection of    FOR    AGAINST    ABSTAIN   PROPOSAL to concur in the
     Independent      / /      / /         / /   appointment of Ernst & Young
     Auditor                                     LLP as the Company's
                                                 independent auditor for the
                                                 fiscal year ending December
                                                 31, 1999.

                                     PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                                     THIS CARD USING THE ENCLOSED ENVELOPE

SIGNATURE(S)___________________________________________  DATE___________________

NOTE: Sign exactly as name appears above. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If corporation, please sign in corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.